UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: May 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Annual Report May 31, 2014

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class C1	Class C2	Class I

Nuveen Minnesota Intermediate Municipal Bond Fund	FAMAX	NIBCX	FACMX	NIBMX	FAMTX
Nuveen Minnesota Municipal Bond Fund	FJMNX	NTCCX	FCMNX	NMBCX	FYMNX
Nuveen Nebraska Municipal Bond Fund	FNTAX	NAAFX	FNTCX	NCNBX	FNTYX
Nuveen Oregon Intermediate Municipal Bond Fund	FOTAX	NAFOX	—	NIMOX	FORCX

NUVEEN INVESTMENTS TO BE ACQUIRED BY TIAA-CREF

On April 14, 2014, TIAA-CREF announced that it had entered into an agreement to acquire Nuveen Investments, the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management (as of March 31, 2014) and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen anticipates that it will operate as a separate subsidiary within TIAA-CREF’s asset management business, and that its current leadership and key investment teams will stay in place.

Your fund investment will not change as a result of Nuveen’s change of ownership. You will still own the same fund shares and the underlying value of those shares will not change as a result of the transaction. NFAL and your fund’s sub-adviser(s) will continue to manage your fund according to the same objectives and policies as before, and we do not anticipate any significant changes to your fund’s operations. Under the securities laws, the consummation of the transaction will result in the automatic termination of the investment management agreements between the funds and NFAL and the investment sub-advisory agreements between NFAL and each fund’s sub-adviser(s). New agreements will be presented to the funds’ shareholders for approval, and, if approved, will take effect upon consummation of the transaction or such later time as shareholder approval is obtained.

The transaction, expected to be completed by year end, is subject to customary closing conditions.

Must be preceded by or accompanied by a prospectus. NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

After significant growth in 2013, domestic and international equity markets have been less com-pelling during the first part of 2014. Concerns about deflation, political uncertainty in many places and the potential for more fragile economies to impact other countries have produced uncertainty in the markets.

Europe is beginning to emerge slowly from the recession in mid-2013, with improved GDP and employment trends in some countries. However, Japan’s deflationary headwinds have resur-faced; and China shows signs of slowing from credit distress combined with declines in manufacturing and exports. Most recently, tensions between Russia and Ukraine may continue to hold back stocks and support government bonds in the near term.

Despite these headwinds, there are some encouraging signs of forward momentum in the mar-kets. In the U.S., the news is more positive with financial risks slowly receding, positive GDP trends, downward trending unemployment and stronger household finances and corporate spending.

It is in such changeable markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any ques-tions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

July 21, 2014

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Minnesota Intermediate Municipal Bond Fund

Nuveen Minnesota Municipal Bond Fund

Nuveen Nebraska Municipal Bond Fund

Nuveen Oregon Intermediate Municipal Bond Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Portfolio managers Christopher Drahn, CFA, Michael Hamilton and Douglas J. White, CFA, review economic and market conditions, key investment strategies and the performance of the Nuveen Minnesota Intermediate Municipal Bond Fund, Nuveen Minnesota Municipal Bond Fund, Nuveen Nebraska Municipal Bond Fund and Nuveen Oregon Intermediate Municipal Bond Fund. Doug has managed the Minnesota Fund since 1988 and the Nebraska Fund since 2011, Chris has managed the Minnesota Intermediate Fund since 1994, and Michael has managed the Oregon Intermediate Fund since 1997.

What factors affected the U.S. economy and the national municipal market during the twelve-month reporting period ended May 31, 2014?

During this reporting period, the U.S. economy continued its bumpy advance toward recovery from recession. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. Based on its view that the underlying strength in the broader economy was enough to support ongoing improvement in the labor market, the Fed began to reduce or taper, its monthly asset purchases in $10 billion increments over the course of five consecutive meetings (December 2013 through June 2014). As of July 2014 (subsequent to the close of this reporting period), the Fed’s monthly purchases comprise $15 billion in mortgage-backed securities (versus the original $40 billion per month) and $20 billion in longer-term Treasury securities (versus $45 billion). Following its June 2014 meeting (subsequent to the close of this reporting period), the Fed reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions, saying that it would likely maintain the current target range for the fed funds rate for a considerable time after the asset purchase program ends, especially if projected inflation continues to run below the Fed’s 2% longer-run goal.

In the first quarter of 2014, the U.S. economy, as measured by the U.S. gross domestic product (GDP), contracted at an annualized rate of 2.9%, the economy’s weakest quarter since the recession officially ended in June 2009. The decline during this period was attributed in part to the severe weather of the past winter, which deterred consumer spending and disrupted construction, production and shipping. The Consumer Price Index (CPI) rose 2.1% year-over-year as of May 2014, the largest twelve-month increase since October 2012, while the core CPI (which excludes food and energy) increased 2.0% during the same period, in line with the Fed’s unofficial longer-term objective of 2.0% for this inflation measure. As of May 2014, the national unemployment rate was 6.3%, the lowest reading since September 2008, down from the 7.5% reported in May 2013, but still higher than levels that would provide consistent support for optimal GDP growth. The 113,000 net new jobs added in May 2014 meant that the economy finally had

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

regained all of the 8.7 million jobs lost during the recent recession. The housing market continued to post gains, as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 10.8% for the twelve months ended April 2014 (most recent data available at the time this report was prepared). This brought the average U.S. home price back to summer 2004 levels, although prices continued to be down 18%-19% from their mid-2006 peak.

As this reporting period began, several events touched off increased volatility in the financial markets. First, in May 2013, then-Fed Chairman Ben Bernanke’s remarks about tapering the Fed’s asset purchase program triggered widespread uncertainty about the next step for the Fed’s quantitative easing program and its impact on the markets as well as the overall economy. This uncertainty was compounded by headline credit stories involving Detroit’s bankruptcy filing in July 2013, the largest municipal bankruptcy in history and the disappointing news that continued to come out of Puerto Rico, where a struggling economy and years of deficit spending and borrowing led to multiple downgrades on the commonwealth’s bonds. Meanwhile, political debate over federal spending continued, as Congress failed to reach an agreement on the federal budget for fiscal 2014. On October 1, 2013, the start date for Fiscal 2014, the federal government shut down for 16 days until an interim appropriations bill was signed into law. (Consensus on a $1.1 trillion federal spending bill was ultimately reached in January 2014, and in February 2014, members of Congress agreed to suspend the $16.7 trillion debt ceiling until March 2015.) In the unsettled environment of the first half of this reporting period, the Treasury market traded off, the municipal market followed suit, and spreads widened as investor concern grew, which prompted increased selling by bondholders across the fixed income markets.

During the second half of this reporting period, municipal bonds generally rebounded, as the Fed remained accommodative, the Treasury market rallied and municipal credit fundamentals continued to improve. Higher yields and the prospect of higher taxes sparked increased demand and improved flows into municipal bond funds, while supply continued to drop. This supply/demand dynamic served as a key driver of municipal market performance. While yields retraced 2013 gains during the first five months of 2014, municipal bonds generally produced positive total returns for the reporting period as a whole. Fundamentals on municipal bonds remained strong, as state governments overall made good progress in dealing with budget issues. Due to strong growth in personal tax and sales tax collections, year-over-year totals for state tax revenues have increased for 16 consecutive quarters, while on the expense side, many states made headway in cutting and controlling costs, with more than 40 states implementing some type of pension reform. The current level of municipal issuance reflects the more conservative approach to state budgeting. For the twelve months ended May 31, 2014, municipal bond issuance nationwide totaled $296.0 billion, down 21% from the issuance for the twelve-month period ended May 31, 2013.

What were the economic and market conditions in Minnesota, Nebraska and Oregon during the twelve-month reporting period ended May 31, 2014?

Minnesota’s economic recovery continues to outpace the national recovery. For 2013, Minnesota’s GDP grew by 2.8%, compared with the national rate of 1.8%, ranking Minnesota’s GDP growth 13th fastest among all states. Minnesota’s GDP growth was driven by gains in the manufacturing, agriculture and real estate sectors. Education, health care services, trade and transportation sectors continued on the employment gains seen in 2012 and experienced the strongest employment gains in 2013. Minnesota’s manufacturing firms continue to expand and reported a 3.3% increase in exports for 2013. Together, these four sectors account for almost 60% of the state’s jobs. As of May 2014, Minnesota’s seasonally adjusted unemployment rate of 4.6% remained well below the national rate of 6.3% and was down from 5.3% in May 2013. The Minneapolis/St. Paul housing market continues to expand while the rest of the state’s housing growth has been pretty stagnant. According to the S&P/Case-Shiller Index of 20 major metropolitan areas, housing prices in Minnesota rose 9.4% during the twelve months ended April 2014 (most recent data available at the time this report was prepared), compared with a 10.8% price increase nationally. In 2013, Minnesota passed a balanced $38.4 biennium budget for Fiscal 2014 and 2015. During the 2014 legislative session, an improving economy and strong tax collections gave Governor Dayton and the Legislature the luxury of a $1.2 billion budget surplus for Fiscal 2015 which is used to fund a variety of tax cuts and increase the state’s reserve fund by $150 million (previously approximately $650 million). Previously during the 2011 biennium budget for Fiscal 2012 and 2013, Minnesota’s structural imbalance led S&P to downgrade the rating on the state’s general obligation bonds to AA+ from AAA in September 2011. Moody’s revised its outlook for the state to stable from negative in July 2013, while

6	Nuveen Investments

maintaining its Aa1 rating. Despite these revisions, Minnesota retained a solid credit profile reflective of its well-balanced economy, above-average wealth levels, moderate debt burden and strong debt management. For the twelve months ended May 31, 2014, municipal issuance in Minnesota totaled $5.0 billion, representing a 23.1% decrease from the twelve months ended May 31, 2013.

While the impact of the recent economic recession was less severe in Nebraska than in many other states, the state’s recovery has improved and GDP growth outpaced the national rate in 2013. For 2013, Nebraska’s GDP grew by 3.0%, compared with the national rate of 1.8%, ranking Nebraska’s GDP growth 10th fastest among all states. State GDP growth was largely driven by gains in the agriculture sector which was responsible for 1.4% of year over year GDP growth. As of May 2014, Nebraska’s seasonally adjusted unemployment rate was 3.6%, well below the national rate of 6.3% for the same period. Nebraska’s job growth was driven by gains in the leisure and hospitality sector and transportation and utilities sector. Nebraska’s economy remains less diverse than other states, with a high dependence on agriculture and food processing. The state’s chief farm products were beef, pork, corn, soybeans and wheat and Nebraska continued to rank as one of the nation’s top five exporters of corn and soybeans. According to Moody’s, food and agricultural machines manufacturing provided economic growth in 2012 and 2013, but these sectors are now slowing and the state will need to see insurance and professional services jobs drive job growth in 2014. In May 2013, Nebraska enacted a two-year budget for Fiscal 2014 and 2015 totaling approximately $7.8 billion over the biennium. The budget for Fiscal 2014 and 2015 included increases to education spending, child care services and two years of property tax relief. The state’s January 2014 revenue forecast expected increased tax collections to increase the state’s Fiscal 2015 rainy day fund balance from an original budget of $625 million to $720 million. Nebraska’s constitution prohibits the issuance of general obligation debt, leading Nebraska to have the lowest debt burden of any state as measured on a per-capita basis and as a percentage of per capita income. Nebraska held general obligation credit ratings of Aa2 from Moody’s and AAA from S&P. For the twelve months ended May 31, 2014, municipal issuance in Nebraska totaled $2.1 billion, representing an 18.1% decrease from the twelve months ended May 31, 2013.

Oregon’s economic recovery has continued to outpace the national average. In 2013, the state’s economy expanded at a rate of 2.7% compared with the national growth rate of 1.8%, ranking Oregon 14th in terms of GDP growth by state. Computer and electronics manufacturing accounted for the majority of this growth as global demand for semiconductors increased. Intel, with more than 16,000 employees, ranked as the state’s largest private employer. As of May 2014, the state’s unemployment rate was 6.9%, the lowest since August 2008. The construction industry led the way in adding jobs during the period as Oregon’s housing market continued to recover. According to the S&P/Case-Shiller Index of 20 major metropolitan areas, housing prices in Portland increased 11.1% during the twelve months ended April 2014 (most recent data available at the time this report was prepared), compared with a price increase of 10.8% nationally. In 2013, Oregon enacted a $15.6 billion 2013-2015 biennium budget, closing an estimated $960 million budget gap relying in part on savings from program changes in its pension benefits, changes to sentencing requirements affecting prison population and a 2% holdback of appropriations. Subsequently, based on increased revenue projections, the legislature amended the budget including increased spending for education and partially restoring the 2% holdback. Oregon has no sales tax and personal income taxes make up a substantial percentage of the state’s revenues, accounting for 87% of general fund revenues in Fiscal 2013. As of May 2014, Oregon’s general obligation bonds were rated Aa1 with a stable outlook from Moody’s and AA+ with a stable outlook by S&P. For the twelve months ended May 31, 2014, Oregon issued $2.6 billion in municipal bonds, a decrease of 38% from the twelve months ended May 31, 2013.

How did the Funds perform during the twelve-month reporting period ended May 31, 2014?

The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance for its Class A Shares at net asset value (NAV) for the one-year, five-year and ten-year periods ending May 31, 2014. Each Fund’s Class A Share returns are compared with the performance of a corresponding market index and Lipper classification average.

During the reporting period, the Class A Shares at NAV of the Minnesota and Nebraska Funds underperformed the S&P Municipal Bond Index, while the Class A Shares at NAV of the Minnesota Intermediate Fund and the Oregon Intermediate Fund underperformed the S&P Municipal Bond Intermediate Index. The Nuveen Minnesota Intermediate Municipal Bond Fund and the Nuveen Nebraska Municipal Bond Fund each outpaced its respective Lipper classification average, while the Minnesota Fund and the Nuveen Oregon Intermediate Municipal Bond Fund were in line with the performance of its Lipper classification average.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

What strategies were used to manage the Funds during the twelve-month reporting period ended May 31, 2014? How did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by Nuveen Asset Management. Our municipal bond portfolios are managed with a value-oriented approach and close input from Nuveen Asset Management’s experienced research team. Below, we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen Minnesota and Nebraska Municipal Bond Funds

During the twelve-month reporting period ending May 31, 2014, the Nuveen Minnesota Municipal Bond Fund trailed the S&P Municipal Bond Index, with unfavorable sector allocation detracting the most. The Fund was overweighted in public power bonds while remaining underweighted in toll-road and water/sewer bonds. Both stances hurt, given that the former trailed the benchmark while the latter generally outperformed. In contrast, the Fund was helped by overweightings in health care and dedicated-tax bonds, two sectors that did relatively well and limited or no exposure to weaker performing tobacco securitization and pre-refunded bonds.

Duration positioning, meaning the Fund’s sensitivity to changes in interest rates, contributed modestly. Specifically, the Fund benefited from an overweighting in bonds with durations of ten to fifteen years. This positioning proved helpful, given that this portion of the yield curve was the market’s strongest over the past year. In addition, our typical underweighting in bonds on the short end of the curve was productive, as those securities lagged. During the reporting period, we modestly reduced portfolio duration, which helped offset some of the impact of rising rates in the first six months. During the second half of the reporting period, duration remained somewhat longer than that of the benchmark and this proved beneficial amid better market conditions.

In contrast, the Fund’s credit quality positioning had a slightly negative impact on results. Our overweighting in BBB-rated bonds, lagged the index during the twelve-month reporting period. However, we did see good results from an overweighting in non-rated issues, which did relatively well. Credit concerns were also behind the underperformance of Puerto Rico debt, which comprised only 2.7% of the portfolio at the beginning of the reporting period. We sold most of the Fund’s Puerto Rico stake in the first half and completely eliminated it before the end of the reporting period. The Fund’s small exposure to Puerto Rico bonds limited the negative impact of these struggling securities.

Management activity was very limited in part because of the relative scarcity of suitable Minnesota municipal bonds. Much of the state’s issuance consisted of securities offering what we saw as a subpar risk/reward balance or insufficient income potential. In fact, we had little need to buy bonds for most of the past twelve months. During the first half of the reporting period, our focus was on selling securities to finance investor outflows, which were common across the industry. Our focus then was on liquidating certain higher quality general obligation (GO) bonds and pre-refunded issues, as well as the Puerto Rico bonds we mentioned earlier.

During the second half of the reporting period, outflows slowed but inflows did not significantly materialize, meaning we had little need or opportunity to add new bonds. Those limited purchases we did make consisted of a handful of new issuers in the portfolio, including charter school and life-care bonds.

The Nuveen Nebraska Municipal Bond Fund underperformed the S&P Municipal Bond Index. A big factor behind these results was elevated exposure to bonds of Puerto Rico, whose credit quality continued to deteriorate. Investment managers have long used Puerto Rico and other U.S. territorial bonds to achieve their portfolios’ diversification and structural goals. At the beginning of the reporting period, the Fund had an allocation to Puerto Rico debt of approximately 6.5%. We sold the vast majority of this stake in the first half of the reporting period and by the end of the reporting period, we had eliminated our exposure to Puerto Rico. Nevertheless, our position in these credits weighed on results, given their poor overall showing.

Duration positioning also detracted. Specifically, the portfolio’s duration was longer than that of the benchmark, meaning the Fund was more exposed to changes in interest rates. We did reduce duration over time, but not enough to avoid a negative performance impact in the first half of the reporting period when rates were falling. Specifically, the Fund was overweighted in bonds with durations between five and ten years, the portion of the yield curve where rates rose the most. The Fund did, however, modestly benefit from an underweighting in shorter dated bonds, which did not fare as well as their intermediate counterparts.

8	Nuveen Investments

On the positive side, credit quality positioning was helpful. Specifically, the Fund was overweighted in A-rated bonds, an outperforming category. Also, we were underweighted in BBB-rated credits, which lagged the market.

In sector terms, the Fund’s overweighting in public power issues and limited exposure to toll-road bonds hurt, while overweighting the better performing health care and higher education groups were counterbalancing positives. A lack of exposure to tobacco securitization bonds was also beneficial, given that category’s weak showing.

During the reporting period, the supply of new Nebraska debt was relatively limited, and the vast majority of the issuance there consisted of high quality general obligation (GO) and school district bonds. There was very little of the types of lower investment grade, higher yielding revenue bonds that we typically favor. Given that we faced net investment outflows in the first half of the reporting period and little in the way of new net investment activity in the second half, our buying activity was extremely limited. We added modestly to our health care and long-term care allocation. When we were selling bonds to satisfy shareholder redemptions, we were generally liquidating shorter maturity, high quality debt in a variety of sectors, including utilities, public power and education bonds, as well as the Puerto Rico bonds we mentioned earlier.

Nuveen Minnesota Intermediate Municipal Bond Fund

During the reporting period, the Nuveen Minnesota Intermediate Municipal Bond Fund underperformed the S&P Municipal Bond Intermediate Index. There were not many major drivers of significant over- or under-performance when viewed over the entire one year reporting period. Holdings that underperformed in the latter half of 2013 tended to rebound in early 2014. Duration and yield curve positioning were generally neutral for the Fund’s relative performance. The Fund had a slightly longer duration, meaning it was a bit more sensitive to interest rate changes than the benchmark, and this positioning enhanced its ability to participate in the market rally during the first five months of 2014. The Fund’s longer overall duration was due to its underweight in shorter term bonds, which lagged longer intermediate-term securities. This yield curve positioning helped relative results, given that longer dated bonds benefited disproportionately as rates generally declined from January 2014 and on.

The Fund’s credit quality and sector positioning held mostly steady and were also generally neutral factors for relative performance during the reporting period. In terms of credit quality positioning, the Fund remained overweighted in A-rated and BBB-rated securities, partly because of their yield advantage over higher quality bonds. Our sector positioning also favored higher yielding groups such as health care and higher education bonds. We underweighted state general obligation (GO) bonds and also dedicated-tax bonds (the latter a sector which is somewhat scarce in Minnesota).

The Fund had a relatively modest exposure to Puerto Rico issued bonds, which lost value in response to investors’ concerns about the credit quality of this fiscally and economically troubled U.S. territory. In July, one of the Fund’s positions matured and throughout the year we sold additional Puerto Rico holdings, bringing our exposure to less than 1% at the end of the reporting period.

The Fund, like the municipal bond market at large, experienced shareholder redemptions, requiring us to sell some securities to satisfy outflows. In addition to paring back our stake in Puerto Rico bonds, we sold some securities with lower coupons, with the view that they can be quite volatile during periods of rising rates. Furthermore, our sales of these securities give the Fund a way to offset future potential capital gains tax liabilities. To enhance the Fund’s income stream as market yield rose, we replaced some of the lower coupon holdings we sold with higher coupon securities. For example, we added to our stake in state GO bonds and purchased Minneapolis St. Paul Metropolitan Airports Commission debt. We also added several public power bonds. Comparatively heavy issuance of new bonds in the sector typically translated into higher yields for the public power bonds. We also took advantage of higher coupon opportunities we identified among bonds backed by smaller, lower-rated issuers, including charter schools, hospitals and senior housing facilities.

Nuveen Oregon Intermediate Municipal Bond Fund

The Nuveen Oregon Intermediate Municipal Bond Fund underperformed the S&P Municipal Bond Intermediate Bond Index during the reporting period, with the Fund’s sector, credit quality and selection positioning as drivers of its relative results.

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

From a credit quality perspective, the Fund was hurt by its overweighting in BBB-rated securities, specifically holdings in Puerto Rico bonds. Securities issued by this U.S. territory, which made up about 3% of the Fund at the beginning of the reporting period, performed poorly amid credit ratings downgrades and growing concern about the territory’s fiscal and economic health. We had reduced our stake in Puerto Rico bonds to 1% by the midpoint of the reporting period and altogether by the end of the reporting period. This helped the Fund avoid some, but not all, of the poor performance these bonds suffered.

Sector positioning generally bolstered the Fund’s relative results, led by our overweightings in higher yielding segments. Specifically, our larger exposure to health care and higher education bonds was helpful as they rallied strongly in response to investors’ growing demand for yield in a still low-rate environment. The Fund also benefited from an underweighting in the utility sector, which lagged the index amid comparatively slack investor demand for lower yielding securities.

The Fund, like most of the municipal bond fund industry, experienced investment outflows, most of which were concentrated in the first half of the reporting period. This required us to sell securities to satisfy redemptions. We focused on selling holdings that could be easily liquidated without disrupting the portfolio’s structure. Reducing our stake in Puerto Rico bonds was a priority given the deteriorating fiscal and economic outlook for the territory. We also pared our exposure to bonds with shorter call dates because we felt they were likely to underperform if rates moved lower. Other sales included local school district, higher education and pre-refunded bonds. Many of these sales allowed us to harvest losses that can be used to offset future capital gains tax liabilities.

Although the majority of transaction activity was concentrated on sales, we did identify opportunities to purchase securities that offered higher yields. We added to the health care sector with purchases of bonds issued by Multnomah County Hospital Facilities Adventist Health Systems and PeaceHealth. Bonds which benefited the higher education sector included the Forest Grove Revenue Campus Improvement Pacific University Project. The combination of these buys and sells had a modest impact on the Fund’s credit quality positioning, with the most notable change being an increase in A- and BBB-rated bonds, the two lowest tiers of the investment grade municipal bond market.

An Update Regarding Puerto Rico

During this reporting period, developments in Puerto Rico also had an impact on the Funds’ holdings and performance. The commonwealth’s continued economic weakening, escalating debt service obligations and long-standing inability to deliver a balanced budget have led to multiple downgrades on its debt. In another round of rating reductions in February 2014, Moody’s, S&P, and Fitch cut their ratings on Puerto Rico general obligation (GO) debt to below investment grade, at Ba2/BB+/BB, respectively, with negative outlooks. In late June 2014, Puerto Rico approved new legislation creating a judicial framework and formal process that would allow several of the commonwealth’s public corporations to restructure their public debt. As of July 2014, the Nuveen complex holds $80.6 million in bonds backed by public corporations in Puerto Rico that could be restructured under this legislation, representing less than 0.1% of our municipal assets under management. In light of the evolving economic situation in Puerto Rico, Nuveen’s credit analysis of Puerto Rico had previously considered the possibility of a default and restructuring of public corporations and we adjusted our portfolios to prepare for such an outcome, although no such default or restructuring has occurred to date. The Nuveen complex’s entire exposure to obligations of the government of Puerto Rico and other Puerto Rico issuers amounts to 0.8% of our municipal assets under management. On July 1, 2014, in response to the new legislation, Moody’s further dropped its rating on Puerto Rico GO debt by an additional three notches, to B2 from Ba2. To date, S&P and Fitch have not announced any additional rating adjustments. For the reporting period ended May 31, 2014, Puerto Rico paper underperformed the municipal market as a whole.

10	Nuveen Investments

Risk Considerations

and Dividend Information

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Funds’ use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than its original investment and also increases the Funds’ exposure to volatility and interest rate risk.

Dividend Information

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s NAV. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of May 31, 2014, the Funds had positive UNII balances for tax purposes. The Minnesota Intermediate, Minnesota and Oregon Intermediate Municipal Bond Funds had positive UNII balances and the Nebraska Municipal Bond Fund had a negative UNII balance for financial reporting purposes.

Nuveen Investments	11

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12	Nuveen Investments

Fund Performance, Expense Ratios

and Effective Leverage Ratios

The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital. The effective leverage ratio shown is the amount of investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Nuveen Investments	13

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Minnesota Intermediate Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of May 31, 2014

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	2.68%	4.97%	4.27%
Class A Shares at maximum Offering Price	(0.43)%	4.33%	3.96%
S&P Municipal Bond Intermediate Index	3.36%	5.46%	5.07%
Lipper Other States Intermediate Municipal Debt Funds Classification Average	1.78%	3.78%	3.62%

Class I Shares	2.88%	5.09%	4.39%

	Average Annual
	1-Year	Since Inception*
Class C Shares	N/A	2.19%
Class C1 Shares	2.20%	4.24%
Class C2 Shares	2.09%	4.85%

Indexes and Lipper averages are not available for direct investment.

Average Annual Total Returns as of June 30, 2014 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	5.29%	5.11%	4.24%
Class A Shares at maximum Offering Price	2.11%	4.47%	3.92%
Class I Shares	5.51%	5.25%	4.37%

		Cumulative
	1-Year	Since Inception*
Class C Shares	N/A	2.20%
Class C1 Shares	4.79%	4.15%
Class C2 Shares	4.70%	4.74%

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within eighteen months of purchase. Class C, Class C1, and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C1	Class C2	Class I
Expense Ratios	0.82%	1.62%	1.27%	1.36%	0.62%

14	Nuveen Investments

Effective Leverage Ratio as of May 31, 2014

Effective Leverage Ratio	0.00%

Growth of an Assumed $10,000 Investment as of May 31, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

*	Since inception returns for Class C, Class C1 and Class C2 Shares are from 2/10/14, 10/28/09 and 1/18/11, respectively.

N/A	Not Applicable.

Nuveen Investments	15

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Minnesota Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of May 31, 2014

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	2.19%	6.80%	4.93%
Class A Shares at maximum Offering Price	(2.10)%	5.88%	4.48%
S&P Municipal Bond Index	2.98%	5.91%	5.06%
Lipper Minnesota Municipal Debt Funds Classification Average	2.17%	5.35%	4.26%

Class C1 Shares	1.79%	6.29%	4.45%
Class I Shares	2.45%	6.97%	5.13%

	Average Annual
	1-Year	Since Inception*
Class C Shares	N/A	4.32%
Class C2 Shares	1.67%	7.50%

Indexes and Lipper averages are not available for direct investment.

Average Annual Total Returns as of June 30, 2014 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	7.26%	7.18%	4.91%
Class A Shares at maximum Offering Price	2.79%	6.25%	4.46%
Class C1 Shares	6.77%	6.66%	4.43%
Class I Shares	7.44%	7.35%	5.12%

		Cumulative
	1-Year	Since Inception*
Class C Shares	N/A	4.39%
Class C2 Shares	6.62%	7.34%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within eighteen months of purchase. Class C, Class C1, and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C1	Class C2	Class I
Expense Ratios	0.84%	1.64%	1.30%	1.39%	0.65%

16	Nuveen Investments

Effective Leverage Ratio as of May 31, 2014

Effective Leverage Ratio	0.00%

Growth of an Assumed $10,000 Investment as of May 31, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

*	Since inception returns for Class C and Class C2 Shares are from 2/10/14 and 1/18/11, respectively.

N/A	Not Applicable.

Nuveen Investments	17

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Nebraska Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of May 31, 2014

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	1.55%	5.35%	4.43%
Class A Shares at maximum Offering Price	(2.74)%	4.44%	3.99%
S&P Municipal Bond Index	2.98%	5.91%	5.06%
Lipper Other States Municipal Debt Funds Classification Average	1.02%	4.89%	4.01%

Class C1 Shares	1.03%	4.87%	4.00%
Class I Shares	1.64%	5.56%	4.67%

	Average Annual
	1-Year	Since Inception*
Class C Shares	N/A	3.36%
Class C2 Shares	0.87%	5.61%

Indexes and Lipper averages are not available for direct investment.

Average Annual Total Returns as of June 30, 2014 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	5.83%	5.44%	4.37%
Class A Shares at maximum Offering Price	1.34%	4.54%	3.92%
Class C1 Shares	5.32%	5.00%	3.94%
Class I Shares	5.91%	5.67%	4.60%

		Cumulative
	1-Year	Since Inception*
Class C Shares	N/A	3.17%
Class C2 Shares	5.22%	5.45%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within eighteen months of purchase. Class C, Class C1, and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

18	Nuveen Investments

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C1	Class C2	Class I
Gross Expense Ratios	0.90%	1.70%	1.36%	1.45%	0.70%
Net Expense Ratios	0.88%	1.68%	1.33%	1.43%	0.68%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through March 31, 2015, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 0.90%, 1.45%, 1.35% and 0.70% for Class A, Class C, Class C1 and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

Effective Leverage Ratio as of May 31, 2014

Effective Leverage Ratio	0.00%

Growth of an Assumed $10,000 Investment as of May 31, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

*	Since inception returns for Class C and Class C2 Shares are from 2/10/14 and 1/18/11, respectively.

N/A	Not Applicable.

Nuveen Investments	19

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Oregon Intermediate Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of May 31, 2014

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	1.79%	4.11%	3.82%
Class A Shares at maximum Offering Price	(1.23)%	3.47%	3.51%
S&P Municipal Bond Intermediate Index	3.36%	5.46%	5.07%
Lipper Other States Intermediate Municipal Debt Funds Classification Average	1.78%	3.78%	3.62%

Class I Shares	1.87%	4.28%	3.98%

	Average Annual
	1-Year	Since Inception*
Class C Shares	N/A	1.89%
Class C2 Shares	1.20%	4.25%

Indexes and Lipper averages are not available for direct investment.

Average Annual Total Returns as of June 30, 2014 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	4.28%	4.28%	3.78%
Class A Shares at maximum Offering Price	1.20%	3.65%	3.47%
Class I Shares	4.57%	4.48%	3.96%

		Cumulative
	1-Year	Since Inception*
Class C Shares	N/A	1.87%
Class C2 Shares	3.78%	4.11%

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.83%	1.63%	1.38%	0.63%

20	Nuveen Investments

Effective Leverage Ratio as of May 31, 2014

Effective Leverage Ratio	0.00%

Growth of an Assumed $10,000 Investment as of May 31, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

*	Since inception returns for Class C and Class C2 Shares are from 2/10/14 and 1/18/11, respectively.

N/A	Not Applicable.

Nuveen Investments	21

Yields as of May 31, 2014

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

Nuveen Minnesota Intermediate Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C1	Class C2	Class I
Dividend Yield	3.05%	2.36%	2.68%	2.59%	3.34%
SEC 30-Day Yield	1.77%	1.02%	1.38%	1.28%	2.02%
Taxable-Equivalent Yield (35.1%)[2]	2.73%	1.57%	2.13%	1.97%	3.11%

Nuveen Minnesota Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C1	Class C2	Class I
Dividend Yield	3.56%	2.94%	3.26%	3.15%	3.92%
SEC 30-Day Yield	2.61%	1.91%	2.28%	2.18%	2.93%
Taxable-Equivalent Yield (35.1%)[2]	4.02%	2.94%	3.51%	3.36%	4.51%

Nuveen Nebraska Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C1	Class C2	Class I
Dividend Yield	2.96%	2.31%	2.61%	2.53%	3.26%
SEC 30-Day Yield	2.05%	1.32%	1.69%	1.60%	2.33%
Taxable-Equivalent Yield (32.9%)[2]	3.06%	1.97%	2.52%	2.38%	3.47%

Nuveen Oregon Intermediate Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.70%	1.98%	2.21%	2.96%
SEC 30-Day Yield	1.40%	0.63%	0.90%	1.65%
Taxable-Equivalent Yield (35.1%)[2]	2.16%	0.97%	1.39%	2.54%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate shown in the respective table above.

22	Nuveen Investments

Holding

Summaries as of May 31, 2014

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Nuveen Minnesota Intermediate Municipal Bond Fund

Fund Allocation

(% of net assets)

Municipal Bonds	97.9%
Short-Term Investments	0.9%
Other Assets Less Liabilities	1.2%

Portfolio Composition

(% of total investments)

Education and Civic Organizations	25.7%
Health Care	20.2%
Tax Obligation/General	17.5%
Utilities	11.1%
Transportation	7.5%
Long-Term Care	6.8%
Tax Obligation/Limited	5.3%
Short-Term Investments	0.9%
Other Industries	5.0%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	4.0%
AA	37.0%
A	32.3%
BBB	13.8%
BB or Lower	1.9%
N/R (not rated)	11.0%

Nuveen Investments	23

Holding Summaries as of May 31, 2014 (continued)

Nuveen Minnesota Municipal Bond Fund

Fund Allocation

(% of net assets)

Municipal Bonds	97.9%
Short-Term Investments	1.9%
Other Assets Less Liabilities	0.2%

Portfolio Composition

(% of total investments)

Education and Civic Organizations	23.0%
Health Care	21.1%
Utilities	15.5%
Tax Obligation/General	12.1%
Long-Term Care	11.1%
Transportation	4.4%
Short-Term Investments	1.9%
Other Industries	10.9%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	5.5%
AA	32.1%
A	19.8%
BBB	18.2%
BB or Lower	6.5%
N/R (not rated)	17.9%

24	Nuveen Investments

Nuveen Nebraska Municipal Bond Fund

Fund Allocation

(% of net assets)

Municipal Bonds	95.0%
Short-Term Investments	3.9%
Other Assets Less Liabilities	1.1%

Portfolio Composition

(% of total investments)

Utilities	28.0%
Education and Civic Organizations	14.7%
Health Care	13.9%
Tax Obligation/Limited	10.8%
Tax Obligation/General	10.7%
Long-Term Care	10.6%
Short-Term Investments	4.0%
Other Industries	7.3%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	12.6%
AA	38.9%
A	41.9%
BBB	4.1%
N/R (not rated)	2.5%

Nuveen Investments	25

Holding Summaries as of May 31, 2014 (continued)

Nuveen Oregon Intermediate Municipal Bond Fund

Fund Allocation

(% of net assets)

Municipal Bonds	98.8%
Short-Term Investments	0.0%
Other Assets Less Liabilities	1.2%

Portfolio Composition

(% of total investments)

Tax Obligation/General	27.5%
Health Care	19.0%
Tax Obligation/Limited	16.3%
Education and Civic Organizations	8.7%
Water and Sewer	7.2%
U.S. Guaranteed	7.2%
Housing/Multifamily	6.2%
Short-Term Investments	0.0%
Other Industries	7.9%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	12.2%
AA	40.8%
A	27.5%
BBB	16.5%
BB or Lower	0.9%
N/R (not rated)	2.1%

26	Nuveen Investments

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples for Class C Shares reflect only the first 110 days of the Class’s operations, they may not provide a meaningful understanding of the Class’s ongoing expenses.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended May 31, 2014.

The beginning of the period for Class A, C1, C2 and I is December 1, 2013. The beginning of the period for Class C is February 10, 2014.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Minnesota Intermediate Municipal Bond Fund

	Share Class
	Class A	Class C	Class C1	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,042.80	$1,021.90	$1,041.20	$1,039.90	$1,043.90
Expenses Incurred During Period	$4.33	$5.00	$6.62	$7.12	$3.31
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.69	$1,010.13	$1,018.45	$1,017.95	$1,021.69
Expenses Incurred During Period	$4.28	$4.97	$6.54	$7.04	$3.28

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .85%, 1.30%, 1.40% and .65% for Classes A, C1, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). For Class C, expenses are equal to the Fund’s annualized net expense ratio of 1.64%, multiplied by the average account value over the period, multiplied by 110/365 (to reflect 110 days in the period since class commencement of operations).

Nuveen Investments	27

Expense Examples (continued)

Nuveen Minnesota Municipal Bond Fund

	Share Class
	Class A	Class C	Class C1	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,073.30	$1,043.20	$1,070.10	$1,070.20	$1,073.30
Expenses Incurred During Period	$4.50	$5.11	$6.81	$7.33	$3.46
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.59	$1,010.07	$1,018.35	$1,017.85	$1,021.59
Expenses Incurred During Period	$4.38	$5.03	$6.64	$7.14	$3.38

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .87%, 1.32%, 1.42% and .67% for Classes A, C1, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). For Class C, expenses are equal to the Fund’s annualized net expense ratio of 1.66%, multiplied by the average account value over the period, multiplied by 110/365 (to reflect 110 days in the period since class commencement of operations).

Nuveen Nebraska Municipal Bond Fund

	Share Class
	Class A	Class C	Class C1	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,068.40	$1,033.60	$1,065.20	$1,065.40	$1,069.30
Expenses Incurred During Period	$4.59	$5.18	$6.90	$7.42	$3.56
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.49	$1,009.98	$1,018.25	$1,017.75	$1,021.49
Expenses Incurred During Period	$4.48	$5.12	$6.74	$7.24	$3.48

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .89%, 1.34%, 1.44% and .69% for Classes A, C1, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). For Class C, expenses are equal to the Fund’s annualized net expense ratio of 1.69%, multiplied by the average account value over the period, multiplied by 110/365 (to reflect 110 days in the period since class commencement of operations).

28	Nuveen Investments

Nuveen Oregon Intermediate Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,038.20	$1,018.90	$1,035.30	$1,038.10
Expenses Incurred During Period	$4.37	$5.11	$7.15	$3.35
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.64	$1,010.01	$1,017.90	$1,021.64
Expenses Incurred During Period	$4.33	$5.09	$7.09	$3.33

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .86%, 1.41% and .66% for Classes A, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). For Class C, expenses are equal to the Fund’s annualized net expense ratio of 1.68%, multiplied by the average account value over the period, multiplied by 110/365 (to reflect 110 days in the period since class commencement of operations).

Nuveen Investments	29

Report of

Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Nuveen Investment Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Minnesota Intermediate Municipal Bond Fund, Nuveen Minnesota Municipal Bond Fund, Nuveen Nebraska Municipal Bond Fund, and Nuveen Oregon Intermediate Municipal Bond Fund (each a series of Nuveen Investment Funds, Inc., hereafter referred to as the Funds ) at May 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of Nuveen Minnesota Intermediate Municipal Bond Fund, Nuveen Minnesota Municipal Bond Fund, Nuveen Nebraska Municipal Bond Fund and Nuveen Oregon Intermediate Municipal Bond Fund for the periods ended May 31, 2011 and prior were audited by other independent auditors whose report dated July 28, 2011 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

July 28, 2014

30	Nuveen Investments

Nuveen Minnesota Intermediate Municipal Bond Fund

Portfolio of Investments May 31, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 97.9%

	MUNICIPAL BONDS – 97.9%

	Education and Civic Organizations – 25.4%

$330	Anoka County, Minnesota, Charter School Lease Revenue Bonds, Spectrum Building Company, Series 2012A, 5.000%, 6/01/32	No Opt. Call	BBB–	$334,036

210	City of Woodbury, Minnesota, Charter School Lease Revenue Bonds, Math and Science Academy Building Company, Series 2012A, 5.000%, 12/01/27	No Opt. Call	BBB–	220,292

500	Forest Lake, Minnesota, Charter School Lease Revenue Bonds, Lakes International Language Academy, Series 2014A., 5.500%, 8/01/36	8/22 at 100.00	BBB–	528,280

	Itasca County, Minnesota, Revenue Bonds, Charles K. Blandin Foundation, Series 2010:
635	4.000%, 5/01/18	No Opt. Call	A2	678,478
255	4.000%, 5/01/19	No Opt. Call	A2	274,418

1,300	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Yinghua Academy Charter School, Series 2013A, 6.000%, 7/01/33	7/23 at 100.00	BB	1,350,635

	Minneapolis, Minnesota, Revenue Bonds, Blake School Project, Refunding Series 2010:
550	4.000%, 9/01/19	No Opt. Call	A2	613,322
315	4.000%, 9/01/21	9/20 at 100.00	A2	347,136

3,495	Minneapolis, Minnesota, Revenue Bonds, National Marrow Donor Program Project, Series 2010, 4.250%, 8/01/20	8/18 at 100.00	BBB+	3,647,102

815	Minnesota Higher Education Facilities Authority, Revenue Bonds, Augsburg College, Refunding Series 2010-7-G, 4.000%, 10/01/21	10/18 at 100.00	Baa3	844,853

1,075	Minnesota Higher Education Facilities Authority, Revenue Bonds, Augsburg College, Series 2005-6-C, 4.750%, 5/01/18	11/14 at 100.00	Baa3	1,077,354

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Augsburg College, Series 2006-J-1:
375	5.000%, 5/01/16	5/15 at 100.00	Baa3	386,850
1,295	5.000%, 5/01/20	5/15 at 100.00	Baa3	1,320,486

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Bethel University, Refunding Series 2007-6-R:
1,125	5.500%, 5/01/18	5/17 at 100.00	N/R	1,184,063
1,185	5.500%, 5/01/19	5/17 at 100.00	N/R	1,244,534
1,050	5.500%, 5/01/24	5/17 at 100.00	N/R	1,084,230

1,585	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Benedict, Series 2008-V, 4.500%, 3/01/17	No Opt. Call	Baa1	1,718,219

300	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Benedict, Series 2011-7M, 5.000%, 3/01/31	3/20 at 100.00	Baa1	316,287

150	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Scholastica, Inc., Series 2011-7J, 6.000%, 12/01/28	12/19 at 100.00	Baa2	165,660

	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Scholastica, Inc., Series 2012-7R:
200	4.000%, 12/01/20	No Opt. Call	Baa2	213,040
310	3.380%, 12/01/22	No Opt. Call	Baa2	313,472

Nuveen Investments	31

Nuveen Minnesota Intermediate Municipal Bond Fund (continued)

Portfolio of Investments May 31, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Scholastica, Series 2007-6S:
$360	4.380%, 12/01/16	No Opt. Call	Baa2	$390,967
380	4.500%, 12/01/17	No Opt. Call	Baa2	422,837

750	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Scholastica, Series 20107H, 5.130%, 12/01/30	12/19 at 100.00	Baa2	807,608

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Gustavus Adolfus College, Series 2010-7B:
1,530	5.000%, 10/01/18	No Opt. Call	A3	1,769,629
1,040	5.000%, 10/01/23	10/19 at 100.00	A3	1,175,481
175	4.250%, 10/01/24	10/19 at 100.00	A3	188,277

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Gustavus Adolfus College, Series 2013-7W:
350	4.000%, 10/01/21	No Opt. Call	A3	384,797
250	5.000%, 10/01/22	No Opt. Call	A3	291,540
500	5.000%, 10/01/23	No Opt. Call	A3	585,100
990	4.250%, 10/01/28	10/23 at 100.00	A3	1,062,122

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Hamline University of Minnesota, Refunding Series 2010E:
1,000	4.130%, 10/01/18	No Opt. Call	Baa2	1,084,990
1,385	4.380%, 10/01/20	No Opt. Call	Baa2	1,525,370
500	4.500%, 10/01/21	10/20 at 100.00	Baa2	545,985
250	5.000%, 10/01/29	10/20 at 100.00	Baa2	269,585

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Hamline University, Series 2011-7K1:
1,000	4.250%, 10/01/18	No Opt. Call	Baa2	1,081,930
625	6.000%, 10/01/32	10/21 at 100.00	Baa2	694,731

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Minneapolis College of Art and Design, Refunding Series 2006-6-K:
340	5.000%, 5/01/15	No Opt. Call	Baa2	351,570
355	5.000%, 5/01/16	5/15 at 100.00	Baa2	366,548
370	5.000%, 5/01/17	5/15 at 100.00	Baa2	380,956

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint Catherine University, Series 2012-7Q:
740	5.000%, 10/01/23	10/22 at 100.00	Baa1	841,247
490	5.000%, 10/01/24	10/22 at 100.00	Baa1	550,442

500	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint Olaf College, Refunding Series 2007-6O, 5.000%, 10/01/16	No Opt. Call	A1	550,275

	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2009-6X:
500	4.500%, 4/01/21	4/17 at 100.00	A2	545,405
1,250	5.000%, 4/01/24	4/17 at 100.00	A2	1,386,050

	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2009-7A:
1,075	4.500%, 10/01/18	No Opt. Call	A2	1,223,694
1,975	4.500%, 10/01/19	No Opt. Call	A2	2,266,747

32	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2013-7U:
$2,000	4.000%, 4/01/25	4/23 at 100.00	A2	$2,185,480
775	4.000%, 4/01/26	4/23 at 100.00	A2	839,449
300	4.000%, 4/01/27	4/23 at 100.00	A2	321,924

	Minnesota Higher Education Facilities Authority, Saint John’s University Revenue Bonds, Series 2008-6U:
290	4.200%, 10/01/19	10/18 at 100.00	A2	321,839
385	4.300%, 10/01/20	10/18 at 100.00	A2	422,938
145	4.500%, 10/01/22	10/18 at 100.00	A2	162,290

	Minnesota State Colleges and University, General Fund Revenue Bonds, Series 2009A:
985	4.000%, 10/01/22	10/19 at 100.00	Aa2	1,075,994
1,755	4.000%, 10/01/23	10/19 at 100.00	Aa2	1,899,840

	Minnesota State Colleges and University, General Fund Revenue Bonds, Series 2011A:
1,515	4.250%, 10/01/24	10/21 at 100.00	Aa2	1,693,800
880	4.380%, 10/01/25	10/21 at 100.00	Aa2	982,133
905	4.500%, 10/01/26	10/21 at 100.00	Aa2	1,006,840

	Moorhead, Minnesota, Educational Facilities Revenue Bonds, The Concordia College Corporation Project, Series 2005A:
500	4.100%, 12/15/14	No Opt. Call	A3	509,145
880	4.200%, 12/15/15	No Opt. Call	A3	924,994
925	4.300%, 12/15/16	12/15 at 100.00	A3	969,872
1,005	5.000%, 12/15/18	12/15 at 100.00	A3	1,052,637
1,060	5.000%, 12/15/19	12/15 at 100.00	A3	1,104,711

400	Ramsey, Anoka County, Minnesota, Lease Revenue Bonds, PACT Charter School Project, Refunding Series 2013A, 5.000%, 12/01/26	12/21 at 100.00	BBB–	416,688

1,000	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Nova Classical Academy, Series 2011A, 5.700%, 9/01/21	No Opt. Call	BBB–	1,076,680

	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities German Immersion School, Series 2013A:
250	4.000%, 7/01/23	No Opt. Call	BB+	239,313
700	5.000%, 7/01/33	7/23 at 100.00	BB+	680,673

500	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Community of Peace Academy Project, Series 2006A, 5.000%, 12/01/36	12/15 at 100.00	BBB–	502,295

200	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Saint Paul Conservatory for Performing Artists Charter School Project, Series 2013A, 4.000%, 3/01/28	3/23 at 100.00	BBB–	186,888

2,395	Saint Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Minnesota Public Radio Project, Refunding Series 2010, 5.000%, 12/01/25	12/20 at 100.00	A2	2,643,433

1,020	University of Minnesota, General Revenue Bonds, Series 2009C, 5.000%, 12/01/19	6/19 at 100.00	Aa1	1,204,916

	University of Minnesota, General Revenue Bonds, Series 2013A:
990	4.000%, 2/01/25	2/23 at 100.00	Aa1	1,110,671
2,000	4.000%, 2/01/27	2/23 at 100.00	Aa1	2,198,220
59,495	Total Education and Civic Organizations			64,340,293

	Health Care – 19.9%

735	Aitkin, Minnesota Health Care Revenue Bonds, Riverwood Healthcare Center, Series 2006, 5.250%, 2/01/15	No Opt. Call	N/R	752,750

Nuveen Investments	33

Nuveen Minnesota Intermediate Municipal Bond Fund (continued)

Portfolio of Investments May 31, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$1,340	Cuyuna Range Hospital District, Minnesota, Health Care Facilities Gross Revenue Bonds, Refunding Series 2007, 5.000%, 6/01/17	No Opt. Call	N/R	$1,405,794

400	Fergus Falls, Minnesota, Health Care Facilities Revenue Bonds, Lake Region Healthcare Corporation Project, Series 2010, 4.750%, 8/01/25	8/17 at 100.00	BBB	411,400

	Glencoe, Minnesota, Health Care Facilities Revenue Bonds, Glencoe Regional Health Services Project, Series 2013:
660	4.000%, 4/01/25	4/22 at 100.00	BBB	684,948
400	4.000%, 4/01/26	4/22 at 100.00	BBB	411,864

	Maple Grove, Minnesota, Health Care Facilities Revenue Bonds, Maple Grove Hospital Corporation, Series 2007:
1,000	5.000%, 5/01/17	No Opt. Call	Baa1	1,091,210
585	4.500%, 5/01/23	5/17 at 100.00	Baa1	600,982

1,730	Maple Grove, Minnesota, Health Care Facility Revenue Bonds, North Memorial Health Care, Series 2005, 4.500%, 9/01/17	9/15 at 100.00	Baa1	1,790,187

1,000	Meeker County, Minnesota, Gross Revenue Hospital Facilities Bonds, Meeker County Memorial Hospital Project, Series 2007, 5.630%, 11/01/22	11/17 at 100.00	N/R	1,066,730

4,550	Minneapolis Health Care System, Minnesota, Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A, 6.380%, 11/15/23	11/18 at 100.00	A	5,371,912

680	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2008B, 6.500%, 11/15/38 – AGC Insured	11/18 at 100.00	AA	803,481

1,000	Minneapolis-Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Children’s Health Care, Series 2010A, 5.250%, 8/15/25	8/20 at 100.00	A+	1,142,290

1,035	Minnesota Agricultural and Economic Development Board, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2008C-1, 5.500%, 2/15/25 – AGC Insured	2/20 at 100.00	AA	1,183,046

	Minnesota Agricultural and Economic Development Board, Healthcare System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 1997A:
250	5.500%, 11/15/17 – NPFG Insured	11/14 at 100.00	AA–	250,990
10	5.750%, 11/15/26 – NPFG Insured	11/14 at 100.00	AA–	10,016

1,215	Monticello-Big Lake Community Hospital District, Minnesota, Gross Revenue Health Care Facilities Bonds, Series 2003C, 5.750%, 12/01/15	12/14 at 100.00	N/R	1,217,965

	Northern Itasca Hospital District, Minnesota, Health Facilities Gross Revenue Bonds, Refunding Series 2013A:
275	4.000%, 12/01/25	12/20 at 100.00	N/R	276,265
250	4.050%, 12/01/26	12/20 at 100.00	N/R	250,850
250	4.150%, 12/01/27	12/20 at 100.00	N/R	251,808

500	Northern Itasca Hospital District, Minnesota, Health Facilities Gross Revenue Bonds, Series 2013C, 5.400%, 12/01/33	12/20 at 100.00	N/R	522,955

	Northfield, Minnesota, Hospital Revenue Bonds, Refunding Series 2006:
920	5.000%, 11/01/14	No Opt. Call	BBB	931,776
1,080	5.500%, 11/01/17	11/16 at 100.00	BBB	1,159,790

1,015	Redwood Falls, Minnesota, Gross Revenue Hospital Facilities Bonds, Redwood Area Hospital Project, Series 2006, 5.000%, 12/01/21	12/16 at 100.00	N/R	1,052,788

1,990	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Series 2011, 4.500%, 11/15/38 (Mandatory Put 11/15/21)	No Opt. Call	AA	2,319,604

1,000	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Olmsted Medical Center Project, Series 2010, 5.130%, 7/01/20	No Opt. Call	A–	1,120,350

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$500	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Olmsted Medical Center Project, Series 2013, 3.000%, 7/01/25	7/23 at 100.00	A–	$493,945

1,000	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project, Series 2008D, 5.380%, 5/01/31 – AGC Insured	5/19 at 100.00	A1	1,106,160

1,020	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project, Series 2010A, 4.250%, 5/01/21	5/20 at 100.00	A1	1,137,280

2,500	Saint Louis Park, Minnesota, Health Care Facilities Revenue Refunding Bonds, Park Nicollet Health Services, Series 2008C, 5.630%, 7/01/26	7/18 at 100.00	A	2,735,925

1,455	Saint Louis Park, Minnesota, Health Care Facilities Revenue Refunding Bonds, Park Nicollet Health Services, Series 2009, 5.500%, 7/01/29	7/19 at 100.00	A	1,579,577

1,350	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue Bonds, HealthPartners Obligated Group, Series 2006, 5.250%, 5/15/19	11/16 at 100.00	A	1,449,968

1,200	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2007A, 5.000%, 11/15/19 – NPFG Insured	11/17 at 100.00	AA–	1,361,664

3,075	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2009A-1, 5.000%, 11/15/24	11/19 at 100.00	AA–	3,470,414

1,025	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Gillette Children’s Specialty Healthcare Project, Series 2009, 5.000%, 2/01/19	No Opt. Call	A–	1,148,820

	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Gillette Children’s Specialty Healthcare Project, Series 2010:
1,560	5.000%, 2/01/19	8/14 at 100.00	A–	1,564,742
500	5.000%, 2/01/20	8/14 at 100.00	A–	501,410

	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005A:
325	5.250%, 5/01/15	No Opt. Call	BB+	338,364
2,000	5.750%, 5/01/25	5/15 at 100.00	BB+	2,046,400

1,785	Shakopee, Minnesota, Health Care Facilities Revenue Bonds, Saint Francis Regional Medical Center, Series 2004, 5.000%, 9/01/17	9/14 at 100.00	A	1,800,226

1,850	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, HealthEast Inc., Series 2005, 5.150%, 11/15/20	11/15 at 100.00	BBB–	1,918,117

1,000	Winona Health Care Facilities Revenue Refunding Bonds, Minnesota, Winona Health Obligated Group, Series 2007, 5.000%, 7/01/20	7/17 at 100.00	BBB–	1,081,380

	Winona, Minnesota, Health Care Facilities Revenue Bonds, Winona Health Obligated Group, Refunding Series 2012:
485	4.500%, 7/01/24	7/21 at 100.00	BBB–	513,319
250	5.000%, 7/01/34	7/21 at 100.00	BBB–	261,828
46,750	Total Health Care			50,591,290

	Housing/Multifamily – 0.2%

500	Anoka Housing and Redevelopment Authority, Minnesota, Multifamily Housing Revenue Bonds, Woodland Park Apartments Project, Series 2011A, 5.000%, 4/01/27	4/19 at 100.00	Aaa	532,450

	Housing/Single Family – 1.0%

880	Dakota County Community Development Agency, Minnesota, Single Family Mortgage Revenue Bonds, Mortgage Backed Securities Program, Series 2011A, 4.400%, 12/01/26	12/20 at 100.00	AA+	939,550

880	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed Securities Program, Series 2011D, 4.380%, 7/01/26	7/21 at 100.00	Aaa	924,035

Nuveen Investments	35

Nuveen Minnesota Intermediate Municipal Bond Fund (continued)

Portfolio of Investments May 31, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Single Family (continued)

$550	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2012A, 3.750%, 7/01/22 (Alternative Minimum Tax)	1/22 at 100.00	AA+	$577,043

185	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2012C, 3.750%, 1/01/22 (Alternative Minimum Tax)	No Opt. Call	AA+	197,325
2,495	Total Housing/Single Family			2,637,953

	Industrials – 1.5%

505	Minneapolis, Minnesota, Limited Tax Supported Development Revenue Bonds, Common Bond Fund Series 2006-1A, 4.630%, 12/01/14 (Alternative Minimum Tax)	No Opt. Call	A+	513,863

2,020	Minneapolis, Minnesota, Limited Tax Supported Development Revenue Bonds, Common Bond Fund Series 2010-2A, 4.630%, 12/01/20	No Opt. Call	A+	2,298,962

1,000	Minneapolis, Minnesota, Limited Tax Supported Development Revenue Bonds, Common Bond Fund Series 2013-1, 4.000%, 6/01/28	6/21 at 100.00	A+	1,041,860
3,525	Total Industrials			3,854,685

	Long-Term Care – 6.8%

565	Center City, Minnesota, Health Care Facilities Revenue Bonds, Hazelden Foundation Project, Series 2011, 4.550%, 11/01/26	11/19 at 100.00	A3	600,584

800	Chisago City, Minnesota, Housing and Health Care Revenue Bonds, CDL Homes, LLC Project, Series 2013B, 6.000%, 8/01/33	8/23 at 100.00	N/R	856,376

	Minneapolis, Minnesota, Revenue Bonds, Walker Minneapolis Campus Project, Refunding Series 2012:
1,400	5.000%, 11/15/24	11/22 at 100.00	N/R	1,477,994
1,650	4.750%, 11/15/28	11/22 at 100.00	N/R	1,663,695

2,000	Moorhead, Minnesota, Senior Housing Facility Revenue Bonds, Sheyenne Crossings Project, Series 2006, 5.600%, 4/01/25	10/14 at 101.00	N/R	2,021,740

1,500	Saint Paul Housing and Redevelopment Authority Minnesota, Senior Housing and Health Care Revenue Bonds, Episcopal Homes Project, Series 2013, 5.000%, 5/01/33	5/23 at 100.00	N/R	1,474,725

1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Senior Housing and Health Care Revenue Bonds, Episcopal Homes Project, Refunding Series 2012A, 4.000%, 11/01/22	No Opt. Call	N/R	972,080

2,000	Saint Paul Port Authority, Minnesota, Revenue Bonds, Amherst H. Wilder Foundation Project, Series 2010-3, 5.000%, 12/01/24	12/20 at 100.00	A1	2,205,400

1,000	Sartell, Minnesota, Health Care and Housing Facilities Revenue Bonds, Country Manor Campus LLC Project, Series 2012A, 5.250%, 9/01/27	9/22 at 100.00	N/R	1,037,190

2,270	Sauk Rapids, Minnesota, Health Care and Housing Facilities Revenue Bonds, Good Shepherd Lutheran Home, Refunding Series 2013, 5.130%, 1/01/39	1/23 at 100.00	N/R	2,209,572

	Wayzata, Minnesota, Senior Housing Revenue Bonds, Folkestone Senior Living Community, Series 2012A:
625	5.100%, 5/01/24 – AGM Insured	5/19 at 102.00	N/R	681,900
310	5.300%, 5/01/27	5/19 at 102.00	N/R	336,062
500	5.300%, 11/01/27	5/19 at 102.00	N/R	542,035
515	5.500%, 11/01/32	5/19 at 102.00	N/R	554,526

510	Worthington, Minnesota, Housing Revenue Refunding Bonds, Meadows of Worthington Project, Series 2007A, 5.000%, 11/01/17	11/14 at 101.00	N/R	515,549
16,645	Total Long-Term Care			17,149,428

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General – 17.3%

$500	Anoka County, Minnesota, General Obligation Bonds, Capital Improvement, Series 2007D, 5.000%, 2/01/24	2/17 at 100.00	Aa1	$553,180

1,000	Anoka County, Minnesota, General Obligation Bonds, Capital Improvement, Series 2008A, 5.000%, 2/01/20	2/18 at 100.00	Aa1	1,139,170

	Anoka County, Minnesota, General Obligation Bonds, Capital Improvement, Series 2008C:
285	4.100%, 2/01/18	No Opt. Call	Aa1	318,787
595	4.200%, 2/01/19	2/18 at 100.00	Aa1	660,230

	Bemidji, Minnesota, General Obligation Bonds, Refunding Sales Tax Series 2011:
635	5.500%, 2/01/23	2/21 at 100.00	Aa3	761,467
750	5.500%, 2/01/24	2/21 at 100.00	Aa3	893,317
875	5.500%, 2/01/25	2/21 at 100.00	Aa3	1,035,195
1,010	5.500%, 2/01/26	2/21 at 100.00	Aa3	1,189,426
1,150	5.500%, 2/01/27	2/21 at 100.00	Aa3	1,348,398

2,835	Buffalo-Hanover-Montrose Independent School District 877, Minnesota, General Obligation Bonds, Refunding Series 2012A, 4.000%, 2/01/23	2/22 at 100.00	Aa2	3,194,279

350	Burnsville Independent School District 191, Dakota and Scott Counties, Minnesota, General Obligation Bonds, Series 2007A, 4.200%, 2/01/25 – AGM Insured	2/17 at 100.00	Aa2	373,208

1,200	Burnsville Independent School District 191, Dakota and Scott Counties, Minnesota, General Obligation Bonds, Series 2008A, 4.250%, 2/01/20	2/18 at 100.00	Aa2	1,328,340

900	Byron Independent School District, Olmsted and Didge Counties, Minnesota, General Obligation Bonds, Series 2014A., 4.000%, 2/01/27	2/24 at 100.00	AA+	999,018

1,000	Chaska Independent School District 112, Carver County, Minnesota, General Obligation Bonds, Series 2007A, 4.250%, 2/01/19 – NPFG Insured	2/17 at 100.00	Aa2	1,080,850

450	Chatfield Independent School District 227, Olmstead County, Minnesota, General Obligation Bonds, Series 2007A, 4.000%, 2/01/18 – AGM Insured	No Opt. Call	AA+	500,517

	Dakota County Community Agency, Minnesota, Governmental Housing Development General Obligation Bonds, Senior Housing Facilities, Series 2007A:
510	4.380%, 1/01/19	7/17 at 100.00	AAA	559,909
215	4.500%, 1/01/20	7/17 at 100.00	AAA	236,165

1,185	Duluth Independent School District 709, Saint Louis County, Minnesota, General Obligation Bonds, Series 2008A, 4.250%, 2/01/22 – AGM Insured	2/18 at 100.00	Aa2	1,276,328

	Duluth, Minnesota, General Obligation Bonds, DECC Improvement Series 2008A:
1,160	4.500%, 2/01/21	2/18 at 100.00	AA	1,287,368
465	4.500%, 2/01/22	2/18 at 100.00	AA	516,057
1,100	4.630%, 2/01/24	2/18 at 100.00	AA	1,219,438

455	Greenway Independent School District 316, Itasca County, Minnesota, General Obligation Bonds, Alternate Facilities, Series 2011C, 4.250%, 2/01/25	2/19 at 100.00	AA+	487,551

2,025	Independent School District 833, South Washington County, Minnesota, General Obligation Bonds, Crossover Refunding School Building Series 2010A, 4.000%, 2/01/22	2/19 at 100.00	AA+	2,217,172

	Jordan Independent School District 717, Scott County, Minnesota, General Obligation Bonds, School Building Series 2014A.:
1,000	4.000%, 2/01/26	2/23 at 100.00	Aa2	1,101,270
1,275	4.000%, 2/01/27	2/23 at 100.00	Aa2	1,393,116

1,135	Minneapolis Special School District 1, Hennepin County, Minnesota, General Obligation Bonds, Series 2007, 4.000%, 2/01/18	2/15 at 100.00	AA+	1,162,195

Nuveen Investments	37

Nuveen Minnesota Intermediate Municipal Bond Fund (continued)

Portfolio of Investments May 31, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$1,000	Minneapolis, Minnesota, Limited Tax Supported Development Revenue Bonds, Common Bond Fund Series 2007-2A, 5.130%, 6/01/22 (Alternative Minimum Tax)	6/17 at 100.00	A+	$1,059,400

1,000	Minnesota State, General Obligation Bonds, Various Purpose Refunding Series 2013F., 4.000%, 10/01/25	10/23 at 100.00	AA+	1,131,750

2,000	Minnesota State, General Obligation Bonds, Various Purpose Series 2013A, 5.000%, 8/01/25	8/23 at 100.00	AA+	2,447,480

2,000	Minnesota State, General Obligation Bonds, Various Purpose Series 2013D, 3.500%, 10/01/28	10/23 at 100.00	AA+	2,062,320

	Minnetonka Independent School District 276, Hennepin County, Minnesota, General Obligation Bonds, Refunding Series 2013H:
525	4.000%, 2/01/25	2/23 at 100.00	Aaa	587,249
600	4.000%, 2/01/26	2/23 at 100.00	Aaa	664,674

620	OtterTail County, Minnesota, General Obligation Bonds, Disposal System - Prairie Lakes Municipal Authority, Series 2011, 4.750%, 5/01/27 (Alternative Minimum Tax)	5/21 at 100.00	AA+	689,316

1,605	Puerto Rico, General Obligation and Public Improvement Bonds, Series 1998, 6.000%, 7/01/14 – NPFG Insured	No Opt. Call	AA–	1,605,369

500	Robbinsdale Independent School District 281, Hennepin County, Minnesota, General Obligation Bonds, Series 2008B, 4.500%, 2/01/21	2/18 at 100.00	Aa2	547,340

1,140	Rochester, Minnesota, General Obligation Waste Water Bonds, Series 2007A, 4.000%, 12/01/18	6/17 at 100.00	AAA	1,247,491

1,000	Saint Cloud, Minnesota, General Obligation Bonds, Library Sales Tax Series 2006B, 4.000%, 2/01/18 – AGM Insured	2/16 at 100.00	AA+	1,053,830

600	Saint Louis County Independent School District 2142, Minnesota, General Obligation Bonds, Refunding School Building Series 2014A., 3.500%, 2/01/23	2/22 at 100.00	AA+	645,306

1,000	Shakopee Independent School District 720, Scott County, Minnesota, General Obligation Bonds, Series 2013A, 5.000%, 2/01/23	No Opt. Call	Aa2	1,216,770

1,230	South Washington County Independent School District 833, Minnesota, General Obligation Bonds, Alternate Facilities Series 2014A., 3.500%, 2/01/27	2/24 at 100.00	Aa2	1,284,489

640	Wright County, Minnesota, General Obligation Bonds, Jail Series 2007A, 4.500%, 12/01/20	12/17 at 100.00	AA+	707,936
39,520	Total Tax Obligation/General			43,782,671

	Tax Obligation/Limited – 5.2%

1,910	Duluth Independent School District 709, Minnesota, Certificates of Participation, Series 2008B, 4.000%, 2/01/19	No Opt. Call	AA+	2,145,617

780	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/31	1/22 at 100.00	A	823,524

	Hennepin County, Minnesota, Sales Tax Revenue Bonds, Ballpark Project, Second Lien Series 2008B:
690	4.380%, 12/15/22	12/17 at 100.00	AA+	764,058
1,000	5.000%, 12/15/29	12/17 at 100.00	AA+	1,117,690

	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Grant Park Project, Series 2006:
1,000	5.200%, 2/01/22	8/14 at 100.00	N/R	1,001,010
400	5.350%, 2/01/30	8/14 at 100.00	N/R	400,096

810	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Village at St. Anthony Falls Project, Refunding Series 2004, 5.000%, 2/01/17	8/14 at 100.00	N/R	811,620

570	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Village at St. Anthony Falls Project, Refunding Series 2005, 5.300%, 2/01/21	8/14 at 100.00	N/R	570,524

1,185	Minnesota Housing Finance Agency, Nonprofit Housing Bonds, State Appropriation Series 2011, 5.250%, 8/01/27	8/21 at 100.00	AA	1,333,824

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

	Saint Paul Housing and Redevelopment Authority, Minnesota, Recreational Facility Lease Revenue Bonds, Jimmy Lee Recreational Center, Series 2008:
$180	4.500%, 12/01/19	12/17 at 100.00	AA+	$198,421
290	4.500%, 12/01/20	12/17 at 100.00	AA+	316,497

	Stevens County Housing and Redevelopment Authority, Minnesota, Public Project Revenue Bonds, Series 2009A:
325	4.000%, 2/01/19	No Opt. Call	AA–	360,256
340	4.100%, 2/01/20	No Opt. Call	AA–	381,273

1,895	University of Minnesota, Special Purpose Revenue Bonds, State Supported Biomedical Science Research Facilities Funding Program, Series 2011B, 5.000%, 8/01/23	8/21 at 100.00	AA	2,232,045

640	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/20	No Opt. Call	BBB	737,850
12,015	Total Tax Obligation/Limited			13,194,305

	Transportation – 7.4%

	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Senior Lien Series 2009A:
1,000	4.000%, 1/01/19	No Opt. Call	AA–	1,117,220
1,000	5.000%, 1/01/20	1/19 at 100.00	AA–	1,167,840
500	5.000%, 1/01/21	1/19 at 100.00	AA–	583,920

2,145	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien Series 2005B, 5.000%, 1/01/20 – AMBAC Insured (Alternative Minimum Tax)	1/15 at 100.00	A	2,201,993

1,510	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien Series 2010D, 4.000%, 1/01/23 (Alternative Minimum Tax)	1/20 at 100.00	A	1,593,065

2,330	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien, Refunding Series 2011A, 5.000%, 1/01/25	1/21 at 100.00	A	2,641,544

	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien, Refunding Series 2012B:
2,550	5.000%, 1/01/29	1/22 at 100.00	A	2,859,672
2,750	5.000%, 1/01/30	1/22 at 100.00	A	3,070,210

	St Paul Housing and Redevelopment Authority, Minnesota, Parking Revenue Bonds, Parking Facilities Project, Refunding Series 2010A:
805	4.000%, 8/01/21	8/18 at 102.00	A+	878,577
895	4.130%, 8/01/23	8/18 at 102.00	A+	963,262
935	4.250%, 8/01/24	8/18 at 102.00	A+	1,021,516
575	4.250%, 8/01/25	8/18 at 102.00	A+	615,882
16,995	Total Transportation			18,714,701

	U.S. Guaranteed – 2.0% (4)

500	Bemidji, Minnesota, Health Care Facilities First Mortgage Revenue Bonds, North Country Health Services, Refunding Series 2006, 5.000%, 9/01/17 (Pre-refunded 9/01/16)	9/16 at 100.00	N/R (4)	549,560

2,230	Cohasset, Minnesota, Pollution Control Revenue Bonds, Allete Inc., Series 2004, 4.950%, 7/01/22 – RAAI Insured (Pre-refunded 7/01/14)	7/14 at 100.00	A1 (4)	2,239,277

1,155	Marshall, Minnesota, Revenue Bonds, Avera Marshall Regional Medical Center, Series 2006, 4.750%, 11/01/20 (Pre-refunded 11/01/15)	11/15 at 100.00	BBB+ (4)	1,220,292

Nuveen Investments	39

Nuveen Minnesota Intermediate Municipal Bond Fund (continued)

Portfolio of Investments May 31, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (4) (continued)

$465	Pine County Housing and Redevelopment Authority, Minnesota, Public Project Revenue Bonds, Series 2005A, 4.500%, 2/01/16 (ETM)	No Opt. Call	AA– (4)	$496,471

385	Pine County Housing and Redevelopment Authority, Minnesota, Public Project Revenue Bonds, Series 2005A, 4.500%, 2/01/17 (Pre-refunded 2/01/16)	2/16 at 100.00	AA– (4)	411,057

200	Zumbrota-Mazeppa Independent School District 2805, Wabasha County, Minnesota, General Obligation Bonds, Alternate Facilities Series 2008A, 4.000%, 2/01/19 (Pre-refunded 2/01/18)	2/18 at 100.00	AA+ (4)	219,596
4,935	Total U.S. Guaranteed			5,136,253

	Utilities – 11.0%

1,010	Chaska, Minnesota, Electric Revenue Bonds, Generating Facility Project, Refunding Series 2005A, 4.200%, 10/01/15	No Opt. Call	A3	1,059,833

1,140	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/25 – AGM Insured	10/22 at 100.00	AA	1,312,003

	Hutchinson, Minnesota, Public Utility Revenue Bonds, Refunding Series 2012A:
500	5.000%, 12/01/25	12/22 at 100.00	A1	578,310
670	5.000%, 12/01/26	12/22 at 100.00	A1	768,369

500	Litchfield, Minnesota, Electric Utility Revenue Bonds, Series 2009C, 5.000%, 2/01/29 – AGC Insured	2/18 at 100.00	AA	546,215

340	Marshall, Minnesota, Public Utility Revenue Bonds, Series 2009A, 3.750%, 7/01/18 – AGC Insured	No Opt. Call	AA	372,116

	Minnesota Municipal Power Agency, Electric Revenue Bonds, Refunding Series 2007:
420	4.130%, 10/01/17	No Opt. Call	A3	464,335
1,000	5.250%, 10/01/22	10/17 at 100.00	A3	1,133,560

	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2007A:
460	5.000%, 1/01/17 – AMBAC Insured	No Opt. Call	A–	510,416
1,050	5.000%, 1/01/19 – AGC Insured	1/18 at 100.00	AA	1,182,730

	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2008A:
1,715	5.000%, 1/01/18 – AGC Insured	No Opt. Call	AA	1,958,324
2,155	5.000%, 1/01/21 – AGC Insured	1/18 at 100.00	AA	2,420,173

2,940	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2010A-1, 5.000%, 1/01/20	No Opt. Call	A–	3,447,209

1,430	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2013A, 5.000%, 1/01/30	1/23 at 100.00	A–	1,616,715

	Rochester, Minnesota, Electric Utility Revenue Bonds, Refunding Series 2013B:
570	5.000%, 12/01/33	12/23 at 100.00	Aa3	655,261
615	5.000%, 12/01/43	12/23 at 100.00	Aa3	693,536

295	Shakopee Public Utilities Commission, Minnesota, Public Utilities Crossover Refunding Revenue Bonds, Series 2006A, 4.250%, 2/01/18 – AGM Insured	2/15 at 100.00	A2	302,582

	Southern Minnesota Municipal Power Agency, Power Supply System Revenue Bonds, Series 1994A:
3,500	0.000%, 1/01/20 – NPFG Insured	No Opt. Call	AA–	3,131,765
5,000	0.000%, 1/01/21 – NPFG Insured	No Opt. Call	AA–	4,289,700

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

$1,250	Western Minnesota Municipal Power Agency, Power Supply Revenue Bonds, Refunding Series 2012A, 5.000%, 1/01/29	1/23 at 100.00	Aa3	$1,449,763
26,560	Total Utilities			27,892,915

	Water And Sewer – 0.2%

500	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 5.000%, 7/01/16 – AGC Insured	No Opt. Call	AA	518,215
$229,935	Total Long-Term Investments (cost $232,432,828)			248,345,159

Shares	Description (1)			Value

	SHORT-TERM INVESTMENTS – 0.9%

	Money Market Funds – 0.9%

2,246,359	Federated Minnesota Municipal Cash Trust, 0.010% (5)			$2,246,359
	Total Short-Term Investments (cost $2,246,359)			2,246,359
	Total Investments (cost $234,679,187) – 98.8%			250,591,518
	Other Assets Less Liabilities – 1.2%			3,102,309
	Net Assets – 100%			$253,693,827

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Nuveen Investments	41

Nuveen Minnesota Municipal Bond Fund

Portfolio of Investments May 31, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 97.9%

	MUNICIPAL BONDS – 97.9%

	Consumer Staples – 1.0%

$1,800	Moorhead, Minnesota, Recovery Zone Facility Revenue Bonds, American Crystal Sugar Company Project, Series 2010, 5.650%, 6/01/27	7/20 at 100.00	BBB+	$1,993,716

	Education and Civic Organizations – 23.0%

660	Anoka County, Minnesota, Charter School Lease Revenue Bonds, Spectrum Building Company, Series 2012A, 5.000%, 6/01/43	No Opt. Call	BBB–	653,017

2,000	Baytown Township, Minnesota, Lease Revenue Bonds, Saint Croix Preparatory Academy Project, Series 2008, 5.750%, 8/01/42	8/16 at 102.00	BB	2,005,220

1,500	Baytown Township, Minnesota, Lease Revenue Bonds, Saint Croix Preparatory Academy Project, Series 2008A, 7.000%, 8/01/38	8/16 at 102.00	BB	1,572,090

800	Chaska, Minnesota, Lease Revenue Bonds, World Learner School Project, Series, 8.000%, 12/01/43	12/21 at 100.00	BB+	921,072

1,065	City of Woodbury, Minnesota, Charter School Lease Revenue Bonds, Math and Science Academy Building Company, Series 2012A, 5.000%, 12/01/43	No Opt. Call	BBB–	1,078,579

1,135	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	BBB–	1,166,201

	Duluth Housing & Redevelopment Authority, Minnesota, Lease Revenue Bonds, Duluth Public Schools Academy, Series 2010A:
1,750	5.600%, 11/01/30	11/18 at 102.00	BBB–	1,814,750
875	5.880%, 11/01/40	11/20 at 100.00	BBB–	908,049

950	Forest Lake, Minnesota, Charter School Lease Revenue Bonds, Lakes International Language Academy, Series 2014A., 5.750%, 8/01/44	8/22 at 100.00	BBB–	1,006,962

	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Yinghua Academy Charter School, Series 2013A:
2,675	6.000%, 7/01/43	7/23 at 100.00	BB	2,769,481
1,260	6.130%, 7/01/48	7/23 at 100.00	BB	1,299,073

	Minneapolis, Minnesota, Revenue Bonds, National Marrow Donor Program Project, Series 2010:
150	4.250%, 8/01/20	8/18 at 100.00	BBB+	156,528
4,100	4.880%, 8/01/25	8/18 at 100.00	BBB+	4,259,982

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Bethel University, Refunding Series 2007-6-R:
1,725	5.500%, 5/01/26	5/17 at 100.00	N/R	1,779,320
820	5.500%, 5/01/27	5/17 at 100.00	N/R	845,592
1,500	5.500%, 5/01/37	5/17 at 100.00	N/R	1,535,250

1,835	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Scholastica, Inc., Series 2011-7J, 6.300%, 12/01/40	12/19 at 100.00	Baa2	2,061,347

1,000	Minnesota Higher Education Facilities Authority, Revenue Bonds, Gustavus Adolfus College, Series 2010-7B, 5.000%, 10/01/31	10/19 at 100.00	A3	1,110,820

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Hamline University, Series 2011-7K1:
625	6.000%, 10/01/32	10/21 at 100.00	Baa2	694,731
2,000	6.000%, 10/01/40	10/21 at 100.00	Baa2	2,197,980

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$30	Minnesota Higher Education Facilities Authority, Revenue Bonds, Minneapolis College of Art and Design, Refunding Series 2006-6-K, 5.000%, 5/01/26	5/15 at 100.00	Baa2	$30,335

1,485	Moorhead, Minnesota, Golf Course Revenue Refunding Bonds, Series 1998B, 5.880%, 12/01/21	8/14 at 100.00	N/R	1,486,158

550	Ramsey, Anoka County, Minnesota, Lease Revenue Bonds, PACT Charter School Project, Series 2004A, 5.500%, 12/01/33	12/21 at 100.00	BBB–	578,259

1,695	Saint Paul Housing & Redevelopment Authority , Minnesota, Charter School Lease Revenue Bonds, Hmong Education Reform Company, Series 2012A, 5.500%, 9/01/43	9/20 at 101.00	BB+	1,704,899

500	Saint Paul Housing & Redevelopment Authority , Minnesota, Charter School Lease Revenue Bonds, Hmong Education Reform Company, Series 2012A., 5.250%, 9/01/32	No Opt. Call	BB+	501,620

1,500	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Nova Classical Academy, Series 2011A, 6.630%, 9/01/42	9/21 at 100.00	BBB–	1,626,915

1,450	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities German Immersion School, Series 2013A, 5.000%, 7/01/44	No Opt. Call	BB+	1,345,890

2,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Educational Facility Revenue Refunding Bonds, Saint Paul Academy and Summit School Project, Series 2007, 5.000%, 10/01/24	10/17 at 100.00	A3	2,132,060

2,920	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Community of Peace Academy Project, Series 2006A, 5.000%, 12/01/36	12/15 at 100.00	BBB–	2,933,403

	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Saint Paul Conservatory for Performing Artists Charter School Project, Series 2013A:
185	2.400%, 3/01/17	No Opt. Call	BBB–	182,813
185	2.600%, 3/01/18	No Opt. Call	BBB–	181,955

1,300	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Higher Ground Academy Charter School, Series 2013A, 5.000%, 12/01/33	12/22 at 100.00	BBB–	1,318,382

	St. Paul Housing and Redevelopment Authority, Minnesota, Performing Arts Facility Revenue Bonds, Ordway Center for the Performing Arts, Series 2012:
330	1.950%, 7/01/16	No Opt. Call	N/R	330,145
200	2.050%, 7/01/17	No Opt. Call	N/R	200,054
1,035	2.200%, 7/01/18	No Opt. Call	N/R	1,035,135

1,540	University of Minnesota, General Revenue Bonds, Series 2011A, 5.250%, 12/01/29	12/20 at 100.00	Aa1	1,831,614
45,330	Total Education and Civic Organizations			47,255,681

	Health Care – 21.0%

2,470	Chippewa County, Minnesota, Gross Revenue Hospital Bonds, Montevideo Hospital Project, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	N/R	2,521,549

	Glencoe, Minnesota, Health Care Facilities Revenue Bonds, Glencoe Regional Health Services Project, Series 2013:
375	4.000%, 4/01/22	No Opt. Call	BBB	397,912
500	4.000%, 4/01/27	4/22 at 100.00	BBB	510,445
760	4.000%, 4/01/31	4/22 at 100.00	BBB	766,589

2,500	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2010B, 5.750%, 7/01/40	7/20 at 100.00	A2	2,749,750

	Maple Grove, Minnesota, Health Care Facilities Revenue Bonds, Maple Grove Hospital Corporation, Series 2007:
25	5.000%, 5/01/20	5/17 at 100.00	Baa1	26,495
1,800	4.500%, 5/01/23	5/17 at 100.00	Baa1	1,849,176
1,000	5.250%, 5/01/25	5/17 at 100.00	Baa1	1,044,560

Nuveen Investments	43

Nuveen Minnesota Municipal Bond Fund (continued)

Portfolio of Investments May 31, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

	Minneapolis Health Care System, Minnesota, Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A:
$70	6.000%, 11/15/18	No Opt. Call	A	$78,509
3,225	6.630%, 11/15/28	11/18 at 100.00	A	3,847,909
245	6.750%, 11/15/32	11/18 at 100.00	A	291,160

685	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2008B, 6.500%, 11/15/38 – AGC Insured	11/18 at 100.00	AA	809,389

130	Minneapolis-Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Children’s Health Care, Series 2004A-1 Remarketed, 4.630%, 8/15/29 – AGM Insured	8/20 at 100.00	AA	140,578

2,435	Minneapolis-Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Children’s Health Care, Series 2010A, 5.250%, 8/15/35	8/20 at 100.00	A+	2,710,301

1,005	Minnesota Agricultural and Economic Development Board, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2008C-1, 5.000%, 2/15/30 – AGC Insured	2/20 at 100.00	AA	1,095,912

135	Minnesota Agricultural and Economic Development Board, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2008E, 5.000%, 2/15/37 – AGC Insured	8/14 at 100.00	AA	141,309

125	Minnesota Agricultural and Economic Development Board, Healthcare System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2000A, 6.380%, 11/15/29	8/14 at 100.00	A	125,569

1,000	Monticello-Big Lake Community Hospital District, Minnesota, Gross Revenue Health Care Facilities Bonds, Series 2003C, 6.200%, 12/01/22	6/14 at 100.00	N/R	1,001,310

1,700	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Olmsted Medical Center Project, Series 2010, 5.880%, 7/01/30	7/20 at 100.00	A–	1,902,249

	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project, Series 2008D:
25	5.380%, 5/01/31 – AGC Insured	5/19 at 100.00	A1	27,654
60	5.500%, 5/01/39 – AGC Insured	5/19 at 100.00	A1	65,819

1,045	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project, Series 2010A, 5.130%, 5/01/30	5/20 at 100.00	A1	1,169,104

1,235	Saint Louis Park, Minnesota, Health Care Facilities Revenue Refunding Bonds, Park Nicollet Health Services, Series 2008C, 5.750%, 7/01/30	7/18 at 100.00	A	1,339,407

	Saint Louis Park, Minnesota, Health Care Facilities Revenue Refunding Bonds, Park Nicollet Health Services, Series 2009:
15	5.500%, 7/01/29	7/19 at 100.00	A	16,284
2,625	5.750%, 7/01/39	7/19 at 100.00	A	2,854,556

2,060	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue Bonds, HealthPartners Obligated Group, Series 2006, 5.250%, 5/15/36	11/16 at 100.00	A	2,131,894

3,060	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2009A-1, 5.250%, 11/15/29	11/19 at 100.00	AA–	3,471,631

300	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2009A-2, 5.500%, 11/15/24	No Opt. Call	AA–	350,700

2,060	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Gillette Children’s Specialty Healthcare Project, Series 2009, 5.000%, 2/01/29	2/19 at 100.00	A–	2,167,450

900	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005A, 5.880%, 5/01/30	5/15 at 100.00	BB+	919,143

1,800	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005B, 6.000%, 5/01/30	5/15 at 100.00	N/R	1,840,464

44	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$1,375	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/36	8/16 at 100.00	N/R	$1,381,916

	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, HealthEast Inc., Series 2005:
170	6.000%, 11/15/25	11/15 at 100.00	BBB–	175,872
1,100	6.000%, 11/15/30	11/15 at 100.00	BBB–	1,130,998

	Winona, Minnesota, Health Care Facilities Revenue Bonds, Winona Health Obligated Group, Refunding Series 2012:
500	3.750%, 7/01/21	No Opt. Call	BBB–	526,560
350	4.000%, 7/01/22	7/21 at 100.00	BBB–	363,794
1,270	4.500%, 7/01/24	7/21 at 100.00	BBB–	1,344,155
40,135	Total Health Care			43,288,072

	Housing/Multifamily – 1.7%

840	Minneapolis, Minnesota, GNMA Collateralized Multifamily Housing Revenue Bonds, Vantage Flats Project, Series 2007, 5.200%, 10/20/48 (Alternative Minimum Tax)	10/15 at 100.00	Aa1	848,879

2,500	Rochester, Minnesota, Multifamily Housing Revenue Bonds, Essex Place Apartments Project, Series 2012A, 3.750%, 6/01/29	6/22 at 100.00	Aaa	2,579,450
3,340	Total Housing/Multifamily			3,428,329

	Housing/Single Family – 2.2%

110	Minneapolis-Saint Paul Housing Finance Board, Minnesota, Single Family Mortgage Revenue Bonds, City Living Home Program, Market Series 2011B, 4.100%, 12/01/29	6/21 at 100.00	AA+	116,202

92	Minneapolis-Saint Paul Housing Finance Board, Minnesota, Single Family Mortgage Revenue Bonds, City Living Series 2006A-4, 5.000%, 11/01/38 (Alternative Minimum Tax)	7/16 at 100.00	AA+	95,002

535	Minneapolis-Saint Paul Housing Finance Board, Minnesota, Single Family Mortgage Revenue Bonds, City Living Series 2007A-2, 5.520%, 3/01/41 (Alternative Minimum Tax)	5/17 at 102.00	AA+	571,808

	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed Securities Program, Series 2011B:
80	4.000%, 7/01/21	No Opt. Call	Aaa	87,886
5	5.000%, 1/01/31	7/21 at 100.00	Aaa	5,410

	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed Securities Program, Series 2011D:
45	4.380%, 7/01/26	7/21 at 100.00	Aaa	47,252
660	4.700%, 1/01/31	7/21 at 100.00	Aaa	713,823

25	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed Securities Program, Series 2011E, 4.000%, 7/01/26	7/21 at 100.00	Aaa	26,454

30	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2006Q, 5.250%, 7/01/33 (Alternative Minimum Tax)	7/17 at 100.00	AA+	30,875

2,755	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2007D, 4.700%, 7/01/27 (Alternative Minimum Tax)	7/16 at 100.00	AA+	2,806,133

65	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2007-I, 4.850%, 7/01/38 (Alternative Minimum Tax)	7/16 at 100.00	AA+	65,797

5	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2007L, 5.100%, 7/01/38 (Alternative Minimum Tax)	1/17 at 100.00	AA+	5,203

5	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2008B, 5.650%, 7/01/33 (Alternative Minimum Tax)	1/18 at 100.00	AA+	5,234
4,412	Total Housing/Single Family			4,577,079

Nuveen Investments	45

Nuveen Minnesota Municipal Bond Fund (continued)

Portfolio of Investments May 31, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care – 11.1%

$1,600	Anoka County Housing and Redevelopment Authority, Minnesota, Health Care Facility Care Center Project, Series 2010A, 5.000%, 6/01/47 (WI/DD, Settling 6/05/14)	6/20 at 102.00	BBB–	$1,537,584

1,500	Anoka County Housing and Redevelopment Authority, Minnesota, Health Care Facility Care Center Project, Series 2010D, 6.750%, 11/01/36	11/15 at 102.00	N/R	1,553,265

1,600	Center City, Minnesota, Health Care Facilities Revenue Bonds, Hazelden Foundation Project, Series 2011, 5.000%, 11/01/41	11/19 at 100.00	A3	1,694,800

1,500	Chisago City, Minnesota, Housing and Health Care Revenue Bonds, CDL Homes, LLC Project, Series 2013B, 6.000%, 8/01/43	8/23 at 100.00	N/R	1,585,395

1,125	Cold Spring, Minnesota, Health Care Facilities Revenue Bonds, Assumption Home, Inc., Refunding Series 2013, 5.200%, 3/01/43	7/20 at 100.00	N/R	1,127,396

805	Cottage Grove, Minnesota, Senior Housing Revenue Bonds, PHS/Cottage Grove, Inc., Project, Series 2006A, 5.000%, 12/01/31	12/14 at 100.00	N/R	806,264

	Minneapolis, Minnesota, Revenue Bonds, Walker Minneapolis Campus Project, Refunding Series 2012:
450	5.000%, 11/15/24	11/22 at 100.00	N/R	475,069
1,500	4.750%, 11/15/28	11/22 at 100.00	N/R	1,512,450

1,620	Moorhead, Minnesota, Senior Housing Facility Revenue Bonds, Sheyenne Crossings Project, Series 2006, 5.650%, 4/01/41	10/14 at 101.00	N/R	1,634,564

1,000	Oak Park Heights, Minnesota, Senior Housing Revenue Bonds, Oakgreen Commons Project Memory Care Building, Series 2013., 6.500%, 8/01/43	8/20 at 102.00	N/R	1,066,360

1,100	Saint Paul Housing & Redevelopment Authority, Minnesota, Revenue Bonds, Rossy & Richard Shaller Family Sholom East Campus, Series 2007A, 5.250%, 10/01/42	10/17 at 100.00	N/R	1,092,696

2,030	Saint Paul Housing and Redevelopment Authority, Minnesota, Nursing Home Revenue Bonds, Episcopal Homes of Minnesota, Series 2006, 5.630%, 10/01/33	8/14 at 100.00	N/R	2,057,525

1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Senior Housing and Health Care Revenue Bonds, Episcopal Homes Project, Refunding Series 2012A, 5.150%, 11/01/42	No Opt. Call	N/R	977,910

700	Sartell, Minnesota, Health Care and Housing Facilities Revenue Bonds, Country Manor Campus LLC Project, Series 2012A, 5.250%, 9/01/30	9/22 at 100.00	N/R	713,790

1,715	Sauk Rapids, Minnesota, Health Care and Housing Facilities Revenue Bonds, Good Shepherd Lutheran Home, Refunding Series 2013, 5.130%, 1/01/39	1/23 at 100.00	N/R	1,669,347

	Wayzata, Minnesota, Senior Housing Revenue Bonds, Folkestone Senior Living Community, Series 2012A:
260	5.000%, 5/01/23	5/19 at 102.00	N/R	284,214
680	5.000%, 11/01/23	5/19 at 102.00	N/R	743,328
700	5.500%, 11/01/32	5/19 at 102.00	N/R	753,725
330	6.000%, 5/01/47	5/19 at 102.00	N/R	359,466

1,200	West St. Paul, Minnesota, Health Care Facilities Revenue Bonds, Walker Thompson Hill LLC Project, Series 2011A, 7.000%, 9/01/46	9/19 at 100.00	N/R	1,260,852
22,415	Total Long-Term Care			22,906,000

	Materials – 0.9%

2,000	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37 (Alternative Minimum Tax)	10/22 at 100.00	BBB–	1,834,680

	Tax Obligation/General – 12.1%

1,000	Bemidji Independent School District 31, Beltrami County, Minnesota, General Obligation Bonds, Refunding Series 2013A, 5.000%, 4/01/19	No Opt. Call	AA+	1,177,500

46	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$10,000	Bemidji, Minnesota, General Obligation Bonds, Refunding Sales Tax Series 2011, 6.000%, 2/01/41	2/21 at 100.00	Aa3	$11,757,700

1,000	Buffalo-Hanover-Montrose Independent School District 877, Minnesota, General Obligation Bonds, Refunding Series 2012A, 4.000%, 2/01/23	2/22 at 100.00	Aa2	1,126,730

1,715	Jordan Independent School District 717, Scott County, Minnesota, General Obligation Bonds, School Building Series 2014A., 4.000%, 2/01/24	2/23 at 100.00	Aa2	1,929,512

2,000	Mankato Independent School District 77, Minnesota, General Obligation Bonds, School Building Series 2014A., 4.000%, 2/01/28	2/24 at 100.00	AA+	2,186,780

2,150	Minnesota State, General Obligation Bonds, Various Purpose Series 2013A., 5.000%, 8/01/21	No Opt. Call	AA+	2,620,485

	Saint Paul Public Library Agency, Minnesota, General Obligation Bonds, Series 2014C.:
1,100	5.000%, 3/01/18	No Opt. Call	AAA	1,268,795
1,160	5.000%, 3/01/19	No Opt. Call	AAA	1,368,661
1,150	5.000%, 3/01/20	No Opt. Call	AAA	1,379,954
21,275	Total Tax Obligation/General			24,816,117

	Tax Obligation/Limited – 3.4%

2,000	Duluth Independent School District 709, Minnesota, Certificates of Participation, Series 2008B, 4.000%, 2/01/19	No Opt. Call	AA+	2,246,720

585	Lakeville Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Ice Arena Project, Series 2006, 4.630%, 2/01/32	2/17 at 100.00	Aa3	602,298

400	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Village at St. Anthony Falls Project, Refunding Series 2005, 5.650%, 2/01/27	8/14 at 100.00	N/R	400,140

	Northeast Metropolitan Intermediate School District 916, White Bear Lake, Minnesota, Certificates of Participation, Series 2013A:
1,015	4.000%, 2/01/22	No Opt. Call	A1	1,117,139
1,055	4.000%, 2/01/23	No Opt. Call	A1	1,155,626

500	Saint Paul Housing and Redevelopment Authority, Minnesota, Recreational Facility Lease Revenue Bonds, Jimmy Lee Recreational Center, Series 2008, 4.750%, 12/01/26	12/17 at 100.00	AA+	532,695

	Saint Paul Housing and Redevelopment Authority, Minnesota, Upper Landing Project Tax Increment Revenue Refunding Bonds, Series 2012:
150	5.000%, 9/01/26	No Opt. Call	N/R	155,318
800	5.000%, 3/01/29	No Opt. Call	N/R	823,072

25	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B, 5.000%, 10/01/25	10/19 at 100.00	BBB	27,022
6,530	Total Tax Obligation/Limited			7,060,030

	Transportation – 4.4%

1,000	Minneapolis, Minnesota, Recovery Zone Facility Revenue Bonds, Mozaic Parking, LLC Project, Series 2010A, 8.500%, 1/01/41	1/21 at 100.00	N/R	1,035,150

4,000	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Senior Lien Series 2009B, 5.000%, 1/01/20 (Alternative Minimum Tax)	1/19 at 100.00	AA–	4,617,200

100	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien Series 2010D, 4.000%, 1/01/23 (Alternative Minimum Tax)	1/20 at 100.00	A	105,501

110	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien, Refunding Series 2011A, 3.500%, 1/01/24	1/21 at 100.00	A	115,173

275	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien, Refunding Series 2012B, 5.000%, 1/01/28	No Opt. Call	A	309,975

Nuveen Investments	47

Nuveen Minnesota Municipal Bond Fund (continued)

Portfolio of Investments May 31, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Transportation (continued)

	St Paul Housing and Redevelopment Authority, Minnesota, Parking Revenue Bonds, Parking Facilities Project, Refunding Series 2010A:
$1,070	5.000%, 8/01/30	8/18 at 102.00	A+	$1,197,319
1,500	5.000%, 8/01/35	8/18 at 102.00	A+	1,646,430
8,055	Total Transportation			9,026,748

	U.S. Guaranteed – 1.7% (4)

	Pine County Housing and Redevelopment Authority, Minnesota, Public Project Revenue Bonds, Series 2005A:
1,000	5.000%, 2/01/28 (Pre-refunded 2/01/16)	2/16 at 100.00	AA– (4)	1,077,210
1,890	5.000%, 2/01/31 (Pre-refunded 2/01/16)	2/16 at 100.00	AA– (4)	2,035,927

410	Western Minnesota Municipal Power Agency, Power Supply Revenue Bonds, Series 1983A, 9.750%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	Aaa	454,776
3,300	Total U.S. Guaranteed			3,567,913

	Utilities – 15.4%

15	Chaska, Minnesota, Electric Revenue Bonds, Generating Facility Project, Refunding Series 2005A, 5.000%, 10/01/30	10/15 at 100.00	A3	15,693

45	Chaska, Minnesota, Electric Revenue Bonds, Generating Facility Project, Series 2000A, 6.100%, 10/01/30	8/14 at 100.00	A3	45,197

235	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	254,103

5,045	Minnesota Municipal Power Agency, Electric Revenue Bonds, Refunding Series 2010A, 5.000%, 10/01/30	10/20 at 100.00	A3	5,557,320

2,000	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2007A, 5.000%, 1/01/26 – AMBAC Insured	1/18 at 100.00	A–	2,240,880

	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2008A:
1,045	5.000%, 1/01/18 – AGC Insured	No Opt. Call	AA	1,193,265
75	5.000%, 1/01/20 – AGC Insured	1/18 at 100.00	AA	83,449

	Rochester, Minnesota, Electric Utility Revenue Bonds, Refunding Series 2013B:
805	5.000%, 12/01/20	No Opt. Call	Aa3	967,006
250	5.000%, 12/01/26	12/23 at 100.00	Aa3	299,357

	Southern Minnesota Municipal Power Agency, Power Supply System Revenue Bonds, Series 1994A:
1,510	0.000%, 1/01/19 – NPFG Insured	No Opt. Call	AA–	1,395,935
1,825	0.000%, 1/01/21 – NPFG Insured	No Opt. Call	AA–	1,565,740
65	0.000%, 1/01/22 – NPFG Insured	No Opt. Call	AA–	53,392
3,055	0.000%, 1/01/23 – NPFG Insured	No Opt. Call	AA–	2,400,069
10,530	0.000%, 1/01/24 – NPFG Insured	No Opt. Call	AA–	7,945,096
4,795	0.000%, 1/01/25 – NPFG Insured	No Opt. Call	AA–	3,451,441
6,230	0.000%, 1/01/26 – NPFG Insured	No Opt. Call	AA–	4,332,404
37,525	Total Utilities			31,800,347
$196,117	Total Long-Term Investments (cost $186,448,260)			201,554,712

48	Nuveen Investments

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 1.9%

	Money Market Funds – 1.9%

3,915,365	Federated Minnesota Municipal Cash Trust, 0.010% (5)	$3,915,365
	Total Short-Term Investments (cost $3,915,365)	3,915,365
	Total Investments (cost $190,363,625) – 99.8%	205,470,077
	Other Assets Less Liabilities – 0.2%	488,036
	Net Assets – 100%	$205,958,113

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Nuveen Investments	49

Nuveen Nebraska Municipal Bond Fund

Portfolio of Investments May 31, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 95.0%

	MUNICIPAL BONDS – 95.0%

	Education And Civic Organizations – 14.5%

$990	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Academy of Charter Schools Project, Series 2008, 5.625%, 5/01/40	5/18 at 100.00	A	$1,064,329

1,000	Douglas County, Nebraska, Educational Facilities Revenue Bonds, Creighton University Projects, Refunding Series 2010A, 5.500%, 7/01/30	7/20 at 100.00	A2	1,113,090

	Lincoln, Nebraska, Educational Facilities Revenue and Refunding Bonds, Nebraska Wesleyan University Project, Series 2012:
685	3.300%, 4/01/25	4/22 at 100.00	A–	693,816
410	4.000%, 4/01/32	4/22 at 100.00	A–	421,181

500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Series 2008A, 5.380%, 3/15/39	3/15 at 100.00	AAA	560,975

525	Nebraska Educational Finance Authority, Revenue Bonds, Clarkson College Project, Refunding Series 2011, 5.450%, 9/01/35	5/21 at 100.00	Aa3	579,233

750	Saline County, Nebraska, Educational Facilities Revenue and Refunding Bonds, Doane College Project, Series 2013A, 3.300%, 2/15/33	2/18 at 100.00	A	695,723

	University of Nebraska, Revenue Bonds, Lincoln Student Fees and Facilities Refunding Series 2011:
85	4.000%, 7/01/32	1/22 at 100.00	Aa1	89,049
1,125	5.000%, 7/01/42	1/22 at 100.00	Aa1	1,242,461

1,020	University of Nebraska, Revenue Bonds, Omaha Health & Recreation Project, Series 2008, 5.000%, 5/15/33	5/18 at 100.00	Aa1	1,126,243

500	University of Nebraska, Revenue Bonds, Omaha Student Facilities Project, Series 2003, 5.000%, 5/15/23	11/14 at 100.00	Aa1	502,030

350	University of Nebraska, Revenue Bonds, Omaha Student Facilities Project, Series 2007, 5.000%, 5/15/32	5/17 at 100.00	Aa1	384,762
7,940	Total Education and Civic Organizations			8,472,892

	Health Care – 13.7%

1,000	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Refunding Bonds, Children’s Hospital Obligated Group, Series 2008B, 6.000%, 8/15/28	8/17 at 100.00	A2	1,074,870

	Douglas County Hospital Authority 3, Nebraska, Health Facilities Refunding and Revenue Bonds, Nebraska Methodist Health System, Series 2008:
345	5.750%, 11/01/28	11/18 at 100.00	BBB+	369,802
1,210	5.500%, 11/01/38	11/18 at 100.00	BBB+	1,269,314

190	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.000%, 6/01/38	6/16 at 100.00	BBB+	191,366

	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012:
2,220	4.000%, 11/01/37	No Opt. Call	A–	2,173,624
2,775	5.000%, 11/01/42	No Opt. Call	A–	2,938,753
7,740	Total Health Care			8,017,729

50	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Single Family – 1.3%

	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2013C:
$550	2.550%, 1/01/22	No Opt. Call	AA+	$551,694
195	2.750%, 7/01/23	8/14 at 100.00	AA+	198,674
745	Total Housing/Single Family			750,368

	Long-Term Care – 10.5%

100	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living Communities Project, Series 2006A, 5.750%, 1/01/26	1/17 at 100.00	N/R	102,598

250	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan, Series 2009B, 5.000%, 6/01/39 (Mandatory Put 12/01/14)	No Opt. Call	A–	254,700

900	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Immanuel Obligated Group, Refunding Series 2010, 5.625%, 1/01/40	1/20 at 100.00	AA–	975,807

240	Illinois Finance Authority, Revenue Bonds, Three Crowns Park Plaza, Series 2006A, 5.875%, 2/15/26	2/16 at 100.00	N/R	243,514

3,385	Lancaster County Hospital Authority 1, Nebraska, Health Facilities Revenue Bonds, Immanuel Obligated Group, Refunding Series 2010, 5.630%, 1/01/40	1/20 at 100.00	AA–	3,670,118

600	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Westhills Village Retirement Community Project, Series 2006, 5.000%, 9/01/25	9/14 at 100.00	A	601,608

220	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013, 5.000%, 8/15/23	No Opt. Call	A–	249,887
5,695	Total Long-Term Care			6,098,232

	Tax Obligation/General – 10.6%

350	Douglas County School District 059, Nebraska, General Obligation Bonds, School Building Series 2011B, 4.700%, 12/15/32	5/16 at 100.00	Aa2	365,904

2,400	Douglas County School District 1, Nebraska, General Obligation Bonds, Refunding Series 2012, 5.000%, 6/15/24	No Opt. Call	AAA	2,987,664

	Omaha, Nebraska, General Obligation Bonds, Convention Center Project, Series 2004:
50	5.250%, 4/01/24	No Opt. Call	AA+	63,118
220	5.250%, 4/01/26	No Opt. Call	AA+	281,395

450	Omaha, Nebraska, General Obligation Bonds, Refunding Series 2008, 5.750%, 10/15/28	10/18 at 100.00	AA+	527,445

	Omaha, Nebraska, General Obligation Bonds, Various Purpose & Refunding Series 2013A:
715	4.500%, 11/15/28	11/23 at 100.00	AA+	807,535
365	4.500%, 11/15/29	11/23 at 100.00	AA+	409,311

650	Omaha, Nebraska, Special Tax Redevelopment Bonds, Redevelopment 2008, 5.250%, 10/15/28	10/18 at 100.00	AA+	741,709
5,200	Total Tax Obligation/General			6,184,081

	Tax Obligation/Limited – 10.7%

265	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.130%, 1/01/42	1/22 at 100.00	A	277,007

2,510	Lincoln- West Haymarket Joint Public Agency, Nebraska, General Obligation Facility Bonds, Series 2011, 5.000%, 12/15/42	12/21 at 100.00	AAA	2,809,694

	Nebraska Cooperative Republican Platte Enhancement, Middle Republica Natural Resources District, Platte River Flow Revenue, Series 2013:
2,000	5.130%, 12/15/33	9/18 at 100.00	A+	2,104,820
520	5.000%, 12/15/38	9/18 at 100.00	A+	542,620

Nuveen Investments	51

Nuveen Nebraska Municipal Bond Fund (continued)

Portfolio of Investments May 31, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

$500	Papio-Missouri River Natural Resources District, Nebraska, Flood Protection and Water Quality Enhancement Revenue Bonds, Series 2013, 4.250%, 12/15/33	7/18 at 100.00	AA–		$514,660
5,795	Total Tax Obligation/Limited				6,248,801

	Transportation – 0.3%

165	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.380%, 10/01/43 (Alternative Minimum Tax)	10/23 at 100.00	BBB		184,620

	U.S. Guaranteed – 1.1% (4)

	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Jackson County, Schneck Memorial Hospital, Series 2006A:
250	5.250%, 2/15/30 (Pre-refunded 2/15/16)	2/16 at 100.00	A	(4)	269,547
350	5.250%, 2/15/30 (Pre-refunded 2/15/16)	2/16 at 100.00	A	(4)	356,787
600	Total U.S. Guaranteed				626,334

	Utilities – 27.7%

	Central Plains Energy Project, Nebraska, Gas Project 1 Revenue Bonds, Series 2007A:
20	5.250%, 12/01/19	No Opt. Call	A		22,944
800	5.250%, 12/01/21	No Opt. Call	A		918,392

2,900	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/42	9/22 at 100.00	A		3,029,340

585	Forsyth, Rosebud County, Montana, Pollution Control Revenue Refunding Bonds, Northwestern Corporation Colstrip Project, Series 2006, 4.650%, 8/01/23 – AMBAC Insured	8/16 at 100.00	A1		630,618

235	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB		254,103

	Municipal Energy Agency of Nebraska, Power Supply System Revenue and Refunding Bonds, Series 2009A:
555	5.000%, 4/01/18 – BHAC Insured	No Opt. Call	AA+		640,043
75	5.000%, 4/01/19 – BHAC Insured	No Opt. Call	AA+		88,043

	Municipal Energy Agency of Nebraska, Power Supply System Revenue Bonds, Refunding Series 2012A:
100	5.000%, 4/01/22	No Opt. Call	A		118,865
110	5.000%, 4/01/31	4/22 at 100.00	A		121,337

	Municipal Energy Agency of Nebraska, Power Supply System Revenue Bonds, Refunding Series 2013A:
500	5.000%, 4/01/18	No Opt. Call	A		573,155
500	5.000%, 4/01/19	No Opt. Call	A		581,340

520	Nebraska Public Power District, General Revenue Bonds, Series 2008B, 5.000%, 1/01/33	1/18 at 100.00	A1		569,275

2,205	Nebraska Public Power District, General Revenue Bonds, Series 2012A, 5.000%, 1/01/34	1/22 at 100.00	A1		2,452,335

500	Nebraska Utility Corporation, Facilities Revenue Refunding Bonds, Series 2010, 5.000%, 1/01/22	1/21 at 100.00	Aa1		590,940

	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Series 2008A:
1,010	5.500%, 2/01/33	2/18 at 100.00	AA		1,135,038
1,200	5.500%, 2/01/35	2/18 at 100.00	AA		1,348,560

	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Series 2011A:
200	4.000%, 2/01/18	No Opt. Call	AA		222,758
50	5.000%, 2/01/20	No Opt. Call	AA		59,493

10	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Subordinate Lien Series 2005, 4.250%, 2/01/35 – BHAC Insured	8/15 at 100.00	AA+		10,101

52	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

$1,500	Southern Nebraska Public Power District, Electric System Revenue Bonds, Series 2008, 5.250%, 12/15/28	12/18 at 100.00	AA–	$1,725,480

1,000	Twin Valleys Public Power District, Nebraska, Electric System Revenue Bonds, Series 2011, 5.000%, 9/15/35	6/16 at 100.00	N/R	1,025,700
14,575	Total Utilities			16,117,860

	Water And Sewer – 4.6%

1,000	Lincoln, Nebraska, Water Revenue Bonds, Refunding Series 2013, 5.000%, 8/15/20	No Opt. Call	Aa1	1,200,280

1,395	Omaha, Nebraska, Sanitary Sewage System Revenue Bonds, Series 2011, 4.250%, 11/15/41	11/21 at 100.00	AA	1,458,947
2,395	Total Water and Sewer			2,659,227
$50,850	Total Long-Term Investments (cost $52,533,707)			55,360,144

Shares	Description (1)			Value

	SHORT-TERM INVESTMENTS – 3.9%

	Money Market Funds – 3.9%

2,284,146	First American Tax Free Obligations Fund, Class Z, 0.010% (5)			$2,284,146
	Total Short-Term Investments (cost $2,284,146)			2,284,146
	Total Investments (cost $54,817,853) – 98.9%			57,644,290
	Other Assets Less Liabilities – 1.1%			626,832
	Net Assets – 100%			$58,271,122

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

See accompanying notes to financial statements.

Nuveen Investments	53

Nuveen Oregon Intermediate Municipal Bond Fund

Portfolio of Investments May 31, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 98.8%

	MUNICIPAL BONDS – 98.8%

	Education and Civic Organizations – 8.6%

$2,350	Forest Grove, Oregon, Campus Improvement Revenue Bonds, Pacific University Project, Refunding Series 2005A, 5.000%, 5/01/22 – RAAI Insured	5/15 at 100.00	BBB	$2,391,384

940	Forest Grove, Oregon, Campus Improvement Revenue Bonds, Pacific University Project, Refunding Series 2014A., 4.500%, 5/01/29	5/22 at 100.00	BBB	998,816

1,140	Oregon State Facilities Authority, Revenue Bonds, Concordia University Project, Series 2010A, 6.130%, 9/01/30	9/20 at 100.00	BB+	1,201,856

	Oregon State Facilities Authority, Revenue Bonds, Lewis & Clark College Project, Refunding Series 2011A:
625	4.000%, 10/01/17	No Opt. Call	A–	676,600
500	5.250%, 10/01/24	10/21 at 100.00	A–	574,365

1,000	Oregon State Facilities Authority, Revenue Bonds, Linfield College, Refunding Series 2005A, 5.000%, 10/01/25	10/15 at 100.00	Baa1	1,020,650

500	Oregon State Facilities Authority, Revenue Bonds, Linfield College, Series 2010A, 4.750%, 10/01/28	10/20 at 100.00	Baa1	527,800

1,000	Oregon State Facilities Authority, Revenue Bonds, Reed College, Refunding Series 2011A, 5.000%, 7/01/29	7/20 at 100.00	Aa2	1,118,440

	Oregon State Facilities Authority, Revenue Bonds, University of Portland Projects, Series 2007A:
250	5.000%, 4/01/17	No Opt. Call	BBB+	273,403
2,000	4.500%, 4/01/21	4/18 at 100.00	BBB+	2,119,460

210	Oregon State Facilities Authority, Revenue Bonds, Willamette University, Refunding Series 2010A, 4.000%, 10/01/24	4/20 at 100.00	A	223,677

1,085	Oregon State Facilities Authority, Revenue Bonds, Willamette University, Series 2007A, 4.300%, 10/01/21	10/17 at 100.00	A	1,137,340
11,600	Total Education and Civic Organizations			12,263,791

	Health Care – 18.7%

1,035	Astoria Hospital Facilities Authority, Oregon, Hospital Revenue and Refunding Bonds, Columbia Memorial Hospital, Series 2012, 5.000%, 8/01/23	8/22 at 100.00	BBB–	1,141,802

1,000	Clackamas County Hospital Facility Authority, Oregon, Revenue Bonds, Legacy Health System, Series 2009A, 5.000%, 7/15/21	7/19 at 100.00	A+	1,117,980

250	Deschutes County Hospital Facility Authority, Oregon, Hospital Revenue Bonds, Cascade Healthcare Community, Inc., Series 2005B, 5.000%, 1/01/16 – AMBAC Insured	No Opt. Call	A2	262,692

1,500	Deschutes County Hospital Facility Authority, Oregon, Hospital Revenue Refunding Bonds, Cascade Healthcare Community, Inc., Series 2008, 7.380%, 1/01/23	1/19 at 100.00	A2	1,783,425

810	Klamath Falls Intercommunity Hospital Authority, Oregon, Revenue Bonds, Merle West Medical Center Project, Series 2006, 4.750%, 9/01/20 – AGC Insured	9/16 at 100.00	AA	852,015

500	Klamath Falls Intercommunity Hospital Authority, Oregon, Revenue Bonds, Sky Lakes Medical Center Project, Series 2012, 4.000%, 9/01/24	No Opt. Call	BBB+	519,215

1,900	Medford Hospital Facilities Authority, Oregon, Hospital Revenue Bonds, Asante Health System, Refunding Series 2010, 5.500%, 8/15/28 – AGM Insured	8/20 at 100.00	AA	2,159,084

54	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Adventist Health System/West, Series 2009A:
$845	4.500%, 9/01/21	9/19 at 100.00	A	$932,491
1,925	5.000%, 9/01/21	9/19 at 100.00	A	2,171,554

	Oregon Health and Science University, Revenue Bonds, Series 2012A:
1,225	5.000%, 7/01/25	7/22 at 100.00	A+	1,423,609
1,195	5.000%, 7/01/26	7/22 at 100.00	A+	1,382,651

1,000	Oregon Health and Science University, Revenue Bonds, Series 2012E, 4.000%, 7/01/29	No Opt. Call	A+	1,051,120

1,000	Oregon State Facilities Authority, Auction Rate Revenue Bonds, PeaceHealth System, Refunding Series 2009A, 5.000%, 11/01/20	11/19 at 100.00	A+	1,160,850

	Oregon State Facilities Authority, Oregon, Revenue Bonds, Samaritan Health Services, Refunding Series 2010A:
1,250	5.000%, 10/01/19	No Opt. Call	BBB+	1,427,625
500	5.000%, 10/01/24	10/20 at 100.00	BBB+	556,225

	Oregon State Facilities Authority, Revenue Bonds, Legacy Health System, Refunding Series 2010A:
2,000	4.250%, 3/15/17	No Opt. Call	A+	2,172,340
1,020	4.750%, 3/15/24	3/20 at 100.00	A+	1,105,619

690	Oregon State Facilities Authority, Revenue Bonds, PeaceHealth System, Refunding Series 2014A., 5.000%, 11/15/25	5/24 at 100.00	A+	812,096

375	Oregon State Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2011C, 5.000%, 10/01/20	No Opt. Call	AA	440,587

1,815	Oregon State Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2013A, 5.000%, 10/01/23	No Opt. Call	AA	2,146,310

450	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Salem Hospital Project, Series 2006A, 5.000%, 8/15/27	8/16 at 100.00	A	467,703

1,500	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Salem Hospital Project, Series 2008A, 5.750%, 8/15/23	8/18 at 100.00	A	1,675,185
23,785	Total Health Care			26,762,178

	Housing/Multifamily – 6.1%

	Clackamas County Housing Authority, Oregon, Multifamily Housing Revenue Bonds, Easton Ridge Apartments Project, Series 2013A:
265	4.000%, 9/01/20	No Opt. Call	Aa3	294,044
275	4.000%, 9/01/21	No Opt. Call	Aa3	300,193
285	4.000%, 9/01/22	No Opt. Call	Aa3	310,727
195	4.000%, 9/01/23	8/14 at 100.00	Aa3	210,294

	Oregon Housing and Community Services Department, Multifamily Housing Revenue Bonds, Refunding Series 2010A:
750	4.000%, 7/01/19 (Alternative Minimum Tax)	No Opt. Call	Aaa	800,842
500	4.250%, 7/01/21 (Alternative Minimum Tax)	1/20 at 100.00	Aaa	530,605

	Oregon State Facilities Authority, Revenue Bonds, CHF Ashland Southern Oregon University Project Series 2012:
1,185	4.350%, 7/01/27	7/22 at 100.00	AA	1,261,835
525	4.700%, 7/01/33	7/22 at 100.00	AA	554,804

1,000	Oregon State Facilities Authority, Revenue Refunding Bonds, College Housing Northwest Projects, Series 2013, 5.000%, 10/01/24	10/23 at 100.00	BBB–	1,077,380

Nuveen Investments	55

Nuveen Oregon Intermediate Municipal Bond Fund (continued)

Portfolio of Investments May 31, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily (continued)

$705	Portland Housing Authority, Oregon, Housing Revenue Refunding Bonds, Yards at Union Station Project, Series 2007, 4.750%, 5/01/22 (Alternative Minimum Tax)	5/17 at 100.00	Aa2	$734,286

	Portland, Oregon, Economic Development Revenue Refunding Bonds, Broadway Project, Series 2008A:
880	5.130%, 4/01/16	No Opt. Call	A1	952,600
1,455	6.250%, 4/01/23	4/18 at 100.00	A1	1,718,675
8,020	Total Housing/Multifamily			8,746,285

	Housing/Single Family – 0.2%

285	Oregon Housing and Community Services Department, Single Family Mortgage Revenue Bonds, Series 2008D, 4.750%, 7/01/22	1/18 at 100.00	Aa2	303,383

	Long-Term Care – 4.0%

1,000	Clackamas County Hospital Facility Authority, Oregon, Revenue Refunding Bonds, Robison Jewish Home, DBA Cedar Sinai Park, Series 2005, 5.130%, 10/01/24	10/15 at 100.00	N/R	1,003,260

	Medford Hospital Facilities Authority, Oregon, Revenue Bonds, Rogue Valley Manor, Series 2013:
250	5.000%, 10/01/19	No Opt. Call	A–	280,565
450	5.000%, 10/01/24	10/23 at 100.00	A–	505,822

1,000	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Terwilliger Plaza Project, Series 2009, 5.250%, 12/01/26	12/16 at 100.00	BBB	1,035,370

1,660	Multnomah County Hospital Facilities Authority, Oregon, Revenue Refunding Bond, Terwilliger Plaza, Inc., Series 2012, 5.000%, 12/01/29	12/22 at 100.00	BBB	1,772,482

	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Capital Manor, Inc., Refunding Series 2012:
550	5.000%, 5/15/22	No Opt. Call	N/R	580,255
550	5.750%, 5/15/27	5/22 at 100.00	N/R	591,740
5,460	Total Long-Term Care			5,769,494

	Tax Obligation/General – 27.2%

	Blue Mountain Hospital District, Grant County, Oregon, General Obligation Bonds, Refunding Series 2010:
605	4.250%, 2/01/19	No Opt. Call	Baa1	665,893
655	4.500%, 2/01/20	No Opt. Call	Baa1	732,107
280	5.000%, 2/01/21	No Opt. Call	Baa1	319,906

	Central Oregon Community College District, Crook, Jefferson, Deschutes, Klamath, Lake, and Wasco Counties, Oregon, General Obligation Bonds, Series 2010:
1,000	4.000%, 6/15/19	No Opt. Call	AA+	1,135,680
810	4.500%, 6/15/20	No Opt. Call	AA+	949,361

500	Central Oregon Community College District, Crook, Jefferson, Deschutes, Klamath, Lake, and Wasco Counties, Oregon, General Obligation Bonds, Series 2014., 5.000%, 6/01/29	6/24 at 100.00	AA–	584,215

1,000	Chemeketa Community College District, Oregon, General Obligation Bonds, Series 2008, 5.500%, 6/15/24	6/18 at 100.00	AA+	1,165,950

	City of The Dalles, Wasco County, Oregon, General Obligation Bonds, Series 2008:
130	4.000%, 6/01/17	No Opt. Call	AA–	141,266
140	4.000%, 6/01/18	No Opt. Call	AA–	154,427
75	4.000%, 6/01/19	6/18 at 100.00	AA–	81,891

1,145	Clackamas Community College District, Oregon, General Obligation Bonds, Series 2006, 5.000%, 5/01/19 – NPFG Insured	5/16 at 100.00	AA	1,243,779

56	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

	Clackamas County School District 12, North Clackamas, Oregon, General Obligation Bonds, Series 2007B:
$685	5.000%, 6/15/19 – AGM Insured	6/17 at 100.00	AA+	$764,940
3,665	5.000%, 6/15/21 – AGM Insured	6/17 at 100.00	AA+	4,086,878
3,135	5.000%, 6/15/22 – AGM Insured	6/17 at 100.00	AA+	3,492,860

1,000	Clackamas County School District 46 Oregon Trail, Oregon, General Obligation Bonds, Series 2009A, 5.000%, 6/15/24	6/19 at 100.00	AA+	1,160,680

525	Clackamas County School District 86, Oregon, General Obligation Bonds, Refunding Series 2012A, 5.000%, 6/15/25	6/22 at 100.00	AA+	620,440

1,000	David Douglas School District 40, Multnomah County, Oregon, General Obligation Bonds, Series 2012B, 0.000%, 6/15/25	No Opt. Call	AA+	708,510

3,055	Deschutes and Jefferson Counties School District 2J Redmond, Oregon, General Obligation Bonds, Differed Interest Series 2008, 0.000%, 6/15/22	No Opt. Call	Aa1	2,513,898

965	Forest Grove School District 15, Washington County, Oregon, General Obligation Bonds, Series 2012, 0.000%, 6/15/25	No Opt. Call	AA+	687,109

1,000	Josephine County Unit School District Three Rivers, Oregon, General Obligation Bonds, Refunding Series 2005, 5.000%, 12/15/19 – FGIC Insured	No Opt. Call	Aa1	1,188,260

810	Keizer, Oregon, General Obligation Assessment Bonds, Keizer Station Area A Local Improvement District, Series 2008, 5.200%, 6/01/31	6/18 at 100.00	A1	841,525

200	Lake Oswego School District 7J, Clackamas County, Oregon, General Obligation Bonds, Refunding Series 2005, 5.250%, 6/01/25 – AGM Insured	No Opt. Call	Aa1	254,742

100	Marion and Linn Counties School District 29J, Salem-Kreizer, Oregon, General Obligation Bonds, Series 2013, 4.000%, 6/15/21	No Opt. Call	Aa1	113,945

300	Marion-Clackamas Counties School District 4J Silver Falls, Oregon, General Obligation Bonds, Refunding Series 2013, 5.000%, 6/15/24	6/23 at 100.00	Aa1	361,689

1,635	Metro, Oregon, General Obligation Bonds, Series 2007, 5.000%, 6/01/20	6/17 at 100.00	AAA	1,834,715

1,015	Multnomah-Clackamas Counties, Oregon, School District 10JT, General Obligation Bonds, Series 2005, 5.250%, 6/15/17 – AGM Insured	No Opt. Call	AA+	1,155,547

125	North Lincoln Fire and Rescue District 1, Oregon, General Obligation Bonds, Series 2007, 4.250%, 2/01/18 – AGM Insured	2/17 at 100.00	AA	135,075

1,500	Oregon Department of Administrative Services, General Obligation Bonds, Oregon Opportunity, Refunding Series 2010F, 5.000%, 12/01/20	6/20 at 100.00	AA+	1,784,535

	Oregon State, General Obligation Bonds, Alternative Energy Series 2011B:
540	5.000%, 1/01/20 (Alternative Minimum Tax)	No Opt. Call	AA+	624,440
560	5.000%, 1/01/21 (Alternative Minimum Tax)	No Opt. Call	AA+	652,092
100	5.000%, 1/01/23 (Alternative Minimum Tax)	1/21 at 100.00	AA+	113,564

455	Pacific City Joint Water-Sanitary Authority, Tilamook County, Oregon, General Obligation Bonds, Series 2007, 4.650%, 7/01/22	7/17 at 100.00	N/R	475,693

350	Redmond, Oregon, Full Faith and Credit Obligations, Series 2014A., 5.000%, 6/01/25	6/24 at 100.00	A1	417,029

	Redmond, Oregon, Full Faith and Credit Obligations, Terminal Expansion Project, Series 2009:
240	4.000%, 6/01/21	6/19 at 100.00	A1	261,194
200	4.250%, 6/01/23	6/19 at 100.00	A1	216,022
500	4.630%, 6/01/29	6/19 at 100.00	A1	531,865

340	Redmond, Oregon, Full Faith and Credit Refunding Obligations, Series 2012A, 4.000%, 6/01/25	6/22 at 100.00	A1	368,757

Nuveen Investments	57

Nuveen Oregon Intermediate Municipal Bond Fund (continued)

Portfolio of Investments May 31, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$655	Salem-Keizer School District 24J, Marion and Polk Counties, Oregon, General Obligation Bonds, Series 2009B, 0.000%, 6/15/22	No Opt. Call	AA+	$538,986

1,525	Washington County, Oregon, General Obligation Bonds, Series 2006, 5.000%, 6/01/22	6/16 at 102.00	Aa1	1,691,027

1,200	Washington Multnomah & Yamhill Counties School District 1J Hillsboro, Oregon, General Obligation Bonds, Series 2012, 4.000%, 6/15/23	No Opt. Call	Aa1	1,347,168

	Yamhill County School District 29J Newberg, Oregon, General Obligation Bonds, Refunding Series 2005:
1,260	5.250%, 6/15/15 – FGIC Insured	No Opt. Call	Aa1	1,327,082
1,300	5.250%, 6/15/16 – FGIC Insured	No Opt. Call	Aa1	1,431,144
36,280	Total Tax Obligation/General			38,875,886

	Tax Obligation/Limited – 16.1%

	Local Oregon Capital Assets Program, Certificates of Participation, City of Cottage Grove, Oregon, Series 2013A:
975	4.000%, 9/15/19	No Opt. Call	Baa2	1,046,965
1,105	4.250%, 9/15/23	9/21 at 100.00	Baa2	1,151,388

1,500	Oregon Department of Administrative Services, Certificates of Participation, Series 2009A, 4.700%, 5/01/25	5/19 at 100.00	AA	1,641,075

1,055	Oregon Department of Administrative Services, Certificates of Participation, Series 2009C, 5.000%, 11/01/25	11/19 at 100.00	AA	1,194,703

1,055	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2009A, 5.000%, 11/15/21	5/19 at 100.00	AAA	1,230,299

2,655	Portland, Oregon, Renewal and Redevelopment Revenue Bonds, North Macadam Series 2010B, 5.000%, 6/15/24	6/20 at 100.00	A1	2,951,670

1,000	Portland, Oregon, River District Urban Renewal and Redevelopment Bonds, Series 2012B, 5.000%, 6/15/23	6/22 at 100.00	A1	1,152,800

2,030	Portland, Oregon, South Park Blocks Urban Renewal and Redevelopment Bonds, Series 2008B, 5.000%, 6/15/21	6/18 at 101.00	Aa3	2,330,257

	Tri-County Metropolitan Transportation District, Oregon, Capital Grant Receipt Revenue Bonds, Series 2011A:
1,000	5.000%, 10/01/25	10/21 at 100.00	A	1,143,340
1,715	5.000%, 10/01/26	10/21 at 100.00	A	1,948,360

2,305	Tri-County Metropolitan Transportation District, Oregon, Revenue Bonds, Senior Lien Payroll Tax, Series 2012A, 5.000%, 9/01/24	9/22 at 100.00	AAA	2,762,289

3,085	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 4.000%, 10/01/22	No Opt. Call	BBB+	3,242,057

	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A:
1,015	5.000%, 10/01/20	No Opt. Call	BBB	1,170,183
30	5.000%, 10/01/29	10/20 at 100.00	BBB	32,386
20,525	Total Tax Obligation/Limited			22,997,772

	Transportation – 3.1%

1,005	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2010-20C, 5.000%, 7/01/17 (Alternative Minimum Tax)	No Opt. Call	AA–	1,130,947

1,030	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2011, 5.000%, 7/01/23 (Alternative Minimum Tax)	7/21 at 100.00	AA–	1,186,879

58	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Transportation (continued)

$350	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2011-21, 5.000%, 7/01/18 (Alternative Minimum Tax)	No Opt. Call	AA–	$402,500

1,500	Port of Portland, Oregon, Portland International Airport Passenger Facility Charge Revenue Bonds, Series 2011A, 5.000%, 7/01/26	7/21 at 100.00	A	1,668,450
3,885	Total Transportation			4,388,776

	U.S. Guaranteed – 7.1% (4)

1,475	Clackamas County School District 115, Oregon, General Obligation Bond, Series 2006B, 4.500%, 6/15/21 – NPFG Insured (Pre-refunded 6/15/16)	6/16 at 100.00	AA+ (4)	1,600,404

1,305	Clackamas County School District 86, Oregon, General Obligation Bonds, Series 2005, 5.000%, 6/15/21 – AGM Insured (Pre-refunded 6/15/15)	6/15 at 100.00	AA+ (4)	1,370,798

1,305	Marion-Clackamas Counties School District 4J, Oregon, General Obligation Bonds, Series 2007, 4.500%, 6/15/22 – NPFG Insured (Pre-refunded 6/15/16)	6/16 at 100.00	Aa1 (4)	1,417,347

1,060	Oregon Department of Administrative Services, Certificates of Participation, Series 2006A, 5.000%, 11/01/18 – NPFG Insured (Pre-refunded 11/01/16)	11/16 at 100.00	AA (4)	1,178,593

500	Portland, Oregon, Water System Revenue Bonds, Second Lien Series 2006A, 4.380%, 10/01/24 – NPFG Insured (Pre-refunded 10/01/16)	10/16 at 100.00	Aa1 (4)	546,960

2,490	Washington Multnomah & Yamhill Counties School District 1J Hillsboro, Oregon, General Obligation Bonds, Series 2006, 5.000%, 6/15/19 – NPFG Insured (Pre-refunded 6/15/17)	6/17 at 100.00	Aa2 (4)	2,822,540

1,040	Yamhill County School District 40, McMinnville, Oregon, General Obligation Bonds, Series 2007, 5.000%, 6/15/23 – AGM Insured (Pre-refunded 6/15/17)	6/17 at 100.00	Aa1 (4)	1,178,216
9,175	Total U.S. Guaranteed			10,114,858

	Utilities – 0.6%

500	Emerald Peoples Utility District, Oregon, Electric System Revenue Bonds, Refunding Series 2013, 5.000%, 11/01/22 – AGM Insured	No Opt. Call	A1	594,705

175	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/21 – AGM Insured	No Opt. Call	AA	205,594
675	Total Utilities			800,299

	Water And Sewer – 7.1%

1,295	Albany, in the Counties of Linn and Benton, Oregon, General Obligation and Water Revenue Bonds, Series 2013, 5.000%, 8/01/25	8/23 at 100.00	A1	1,530,651

820	Lane County Metropolitan Wastewater Management Commission, Oregon, Wastewater Revenue Bonds, Series 2006, 5.000%, 11/01/21 – FGIC Insured	11/16 at 100.00	AA	906,707

1,500	Lane County Metropolitan Wastewater Management Commission, Oregon, Wastewater Revenue Bonds, Series 2008, 5.000%, 11/01/22	11/18 at 100.00	AA	1,735,335

1,000	Portland, Oregon, Sewer System Revenue Bonds, Refunding First Lien Series 2008A, 4.750%, 6/15/24	6/18 at 100.00	AA	1,127,650

1,175	Portland, Oregon, Sewer System Revenue Bonds, Series 2006B, 5.000%, 6/15/23 – NPFG Insured	6/16 at 100.00	AA–	1,281,526

	Redmond, Oregon, Water Revenue Bonds, Series 2010:
450	4.500%, 6/01/25	6/20 at 100.00	A1	494,811
5	4.500%, 6/01/30	6/20 at 100.00	A1	5,399

325	The Dalles, Oregon, Water Revenue Bonds, Series 200, 4.250%, 6/01/20 – AMBAC Insured	6/17 at 100.00	N/R	340,961

1,435	Tigard, Washington County, Oregon, Water System Revenue Bonds, Series 2012, 5.000%, 8/01/26	8/22 at 100.00	AA–	1,675,764

Nuveen Investments	59

Nuveen Oregon Intermediate Municipal Bond Fund (continued)

Portfolio of Investments May 31, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water And Sewer (continued)

$900	Woodburn, Marion County, Oregon, Wastewater Revenue Bonds, Refunding Series 2011A, 5.000%, 3/01/20	No Opt. Call	A2	$1,045,413
8,905	Total Water and Sewer			10,144,217
$128,595	Total Long-Term Investments (cost $132,054,066)			141,166,939

Shares	Description (1)			Value

	SHORT-TERM INVESTMENTS – 0.0%

	Money Market Funds – 0.0%

21,926	First American Tax Free Obligations Fund, Class Z, 0.010% (5)			$21,926
	Total Short-Term Investments (cost $21,926)			21,926
	Total Investments (cost $132,075,992) – 98.8%			141,188,865
	Other Assets Less Liabilities – 1.2%			1,737,954
	Net Assets – 100%			$142,926,819

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

See accompanying notes to financial statements.

60	Nuveen Investments

Statement of

Assets and Liabilities	May 31, 2014

	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Assets
Long-term investments, at value (cost $232,432,828, $186,448,260, $52,533,707 and $132,054,066, respectively)	$248,345,159	$201,554,712	$55,360,144	$141,166,939
Short-term investments, at value (cost approximates value)	2,246,359	3,915,365	2,284,146	21,926
Cash	8,842	300	—	—
Receivable for:
Interest	2,999,901	2,475,580	742,225	1,915,110
Shares sold	944,769	209,176	32,091	239,530
Other assets	3,623	239	78	183
Total assets	254,548,653	208,155,372	58,418,684	143,343,688
Liabilities
Payable for:
Dividends	447,318	200,349	51,303	185,137
Investments purchased	—	1,537,584	—	—
Shares redeemed	216,204	264,935	32,925	111,021
Accrued expenses:
Management fees	113,918	92,735	26,975	66,185
Directors fees	5,307	2,082	634	1,482
12b-1 distribution and service fees	18,386	35,352	9,007	14,724
Other	53,693	64,222	26,718	38,320
Total liabilities	854,826	2,197,259	147,562	416,869
Net assets	$253,693,827	$205,958,113	$58,271,122	$142,926,819
Class A Shares
Net assets	$65,375,278	$110,264,625	$23,739,687	$45,230,819
Shares outstanding	6,233,443	9,483,541	2,222,988	4,370,938
Net asset value (“NAV”) per share	$10.49	$11.63	$10.68	$10.35
Offering price per share (NAV per share plus maximum sales charge of 3.00%, 4.20%, 4.20% and 3.00%, respectively, of offering price)	$10.81	$12.14	$11.15	$10.67
Class C Shares
Net assets	$1,052,010	$1,242,189	$172,146	$544,824
Shares outstanding	100,914	106,823	16,168	52,929
NAV and offering price per share	$10.42	$11.63	$10.65	$10.29
Class C1 Shares
Net assets	$2,836,295	$14,398,455	$3,013,392	$—
Shares outstanding	269,737	1,243,600	284,450	—
NAV and offering price per share	$10.52	$11.58	$10.59	$—
Class C2 Shares
Net assets	$8,020,737	$12,473,172	$4,946,221	$10,631,545
Shares outstanding	767,961	1,072,491	463,014	1,030,678
NAV and offering price per share	$10.44	$11.63	$10.68	$10.32
Class I Shares
Net assets	$176,409,507	$67,579,672	$26,399,676	$86,519,631
Shares outstanding	16,915,287	5,816,540	2,471,614	8,358,285
NAV and offering price per share	$10.43	$11.62	$10.68	$10.35
Net assets consist of:
Capital paid-in	$238,077,844	$196,622,732	$57,766,565	$135,523,815
Undistributed (Over-distribution of) net investment income	393,762	653,221	(32,412)	87,423
Accumulated net realized gain (loss)	(690,110)	(6,424,292)	(2,289,468)	(1,797,292)
Net unrealized appreciation (depreciation)	15,912,331	15,106,452	2,826,437	9,112,873
Net assets	$253,693,827	$205,958,113	$58,271,122	$142,926,819
Authorized shares – per class	2 billion	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001	$0.0001

See accompanying notes to financial statements.

Nuveen Investments	61

Statement of

Operations	Year Ended May 31, 2014

	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Investment Income	$10,252,172	$10,013,111	$2,701,248	$5,851,308
Expenses
Management fees	1,346,994	1,129,035	348,292	838,891
12b-1 service fees – Class A	111,587	225,415	49,887	93,436
12b-1 distribution and service fees – Class C(1)	1,982	2,088	273	663
12b-1 distribution and service fees – Class C1	20,310	98,650	20,146	—
12b-1 distribution and service fees – Class C2(2)	61,530	101,560	46,909	86,645
Shareholder servicing agent fees and expenses	74,532	99,796	28,093	40,263
Custodian fees and expenses	82,798	60,548	25,422	48,673
Directors fees and expenses	6,989	5,853	1,798	4,292
Professional fees	46,104	42,167	27,907	36,039
Shareholder reporting expenses	24,784	40,024	19,163	18,658
Federal and state registration fees	15,581	18,211	18,875	13,201
Other expenses	5,795	4,385	943	3,502
Total expenses before fee waiver/expense reimbursement	1,798,986	1,827,732	587,708	1,184,263
Fee waiver/expense reimbursement	—	—	(24,771)	—
Net expenses	1,798,986	1,827,732	562,937	1,184,263
Net investment income (loss)	8,453,186	8,185,379	2,138,311	4,667,045
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(687,524)	(6,283,207)	(1,645,327)	(1,470,676)
Change in net unrealized appreciation (depreciation) of investments	(2,243,083)	(465,861)	(683,070)	(1,794,293)
Net realized and unrealized gain (loss)	(2,930,607)	(6,749,068)	(2,328,397)	(3,264,969)
Net increase (decrease) in net assets from operations	$5,522,579	$1,436,311	$(190,086)	$1,402,076

(1)	Class C Shares were established and commenced operations on February 10, 2014.

(2)	Class C2 Shares (formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014) are available only through exchanges from other Nuveen municipal bond funds or for purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts.

See accompanying notes to financial statements.

62	Nuveen Investments

Statement of

Changes in Net Assets

	Minnesota Intermediate		Minnesota
	Year Ended 5/31/14	Year Ended 5/31/13	Year Ended 5/31/14	Year Ended 5/31/13
Operations
Net investment income (loss)	$8,453,186	$8,779,022	$8,185,379	$8,137,866
Net realized gain (loss) from investments	(687,524)	557,173	(6,283,207)	887,898
Change in net unrealized appreciation (depreciation) of investments	(2,243,083)	(3,072,367)	(465,861)	(1,141,344)
Net increase (decrease) in net assets from operations	5,522,579	6,263,828	1,436,311	7,884,420
Distributions to Shareholders
From net investment income:
Class A	(1,749,127)	(1,853,116)	(4,265,355)	(4,424,028)
Class C(1)	(4,538)	—	(5,922)	—
Class C1	(83,087)	(121,804)	(501,353)	(678,528)
Class C2(2)	(209,259)	(165,046)	(427,998)	(332,609)
Class I	(6,085,893)	(6,950,247)	(2,748,471)	(3,075,488)
From accumulated net realized gains:
Class A	(93,033)	(58,039)	(479,801)	(201,167)
Class C(1)	—	—	—	—
Class C1	(5,413)	(4,226)	(62,324)	(35,297)
Class C2(2)	(14,521)	(6,495)	(56,190)	(18,198)
Class I	(328,246)	(207,503)	(277,828)	(130,675)
Return of capital:
Class A	—	—	—	—
Class C(1)	—	—	—	—
Class C1	—	—	—	—
Class C2(2)	—	—	—	—
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	(8,573,117)	(9,366,476)	(8,825,242)	(8,895,990)
Fund Share Transactions
Proceeds from sale of shares	54,016,934	71,006,976	31,542,304	92,256,815
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,616,752	2,560,494	6,051,857	5,662,922
	56,633,686	73,567,470	37,594,161	97,919,737
Cost of shares redeemed	(88,705,382)	(39,471,714)	(83,359,560)	(30,376,353)
Net increase (decrease) in net assets from Fund share transactions	(32,071,696)	34,095,756	(45,765,399)	67,543,384
Net increase (decrease) in net assets	(35,122,234)	30,993,108	(53,154,330)	66,531,814
Net assets at the beginning of period	288,816,061	257,822,953	259,112,443	192,580,629
Net assets at the end of period	$253,693,827	$288,816,061	$205,958,113	$259,112,443
Undistributed (Over-distribution of) net investment income at the end of period	$393,762	$66,615	$653,221	$430,290

(1)	Class C Shares were established and commenced operations on February 10, 2014.

(2)	Class C2 Shares (formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014) are available only through exchanges from other Nuveen municipal bond funds or for purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts.

See accompanying notes to financial statements.

Nuveen Investments	63

Statement of Changes in Net Assets (continued)

	Nebraska		Oregon Intermediate
	Year Ended 5/31/14	Year Ended 5/31/13	Year Ended 5/31/14	Year Ended 5/31/13
Operations
Net investment income (loss)	$2,138,311	$2,480,120	$4,667,045	$5,135,408
Net realized gain (loss) from investments	(1,645,327)	(142,759)	(1,470,676)	127,411
Change in net unrealized appreciation (depreciation) of investments	(683,070)	(1,011,245)	(1,794,293)	(2,497,260)
Net increase (decrease) in net assets from operations	(190,086)	1,326,116	1,402,076	2,765,559
Distributions to Shareholders
From net investment income:
Class A	(826,833)	(817,207)	(1,322,552)	(1,462,973)
Class C(1)	(624)	—	(1,277)	—
Class C1	(87,032)	(113,201)	—	—
Class C2(2)	(170,990)	(164,464)	(260,088)	(285,632)
Class I	(1,068,631)	(1,335,815)	(2,885,290)	(3,531,616)
From accumulated net realized gains:
Class A	—	—	—	(3,825)
Class C(1)	—	—	—	—
Class C1	—	—	—	—
Class C2(2)	—	—	—	(951)
Class I	—	—	—	(8,803)
Return of capital:
Class A	—	(27,020)	—	—
Class C(1)	—	—	—	—
Class C1	—	(4,306)	—	—
Class C2(2)	—	(6,621)	—	—
Class I	—	(41,666)	—	—
Decrease in net assets from distributions to shareholders	(2,154,110)	(2,510,300)	(4,469,207)	(5,293,800)
Fund Share Transactions
Proceeds from sale of shares	5,291,415	29,293,687	21,931,008	63,166,900
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,426,704	1,495,084	1,892,820	1,850,630
	6,718,119	30,788,771	23,823,828	65,017,530
Cost of shares redeemed	(27,321,623)	(10,743,298)	(66,885,818)	(34,305,368)
Net increase (decrease) in net assets from Fund share transactions	(20,603,504)	20,045,473	(43,061,990)	30,712,162
Net increase (decrease) in net assets	(22,947,700)	18,861,289	(46,129,121)	28,183,921
Net assets at the beginning of period	81,218,822	62,357,533	189,055,940	160,872,019
Net assets at the end of period	$58,271,122	$81,218,822	$142,926,819	$189,055,940
Undistributed (Over-distribution of) net investment income at the end of period	$(32,412)	$14,419	$87,423	$(109,336)

(1)	Class C Shares were established and commenced operations on February 10, 2014.

(2)	Class C2 Shares (formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014) are available only through exchanges from other Nuveen municipal bond funds or for purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts.

See accompanying notes to financial statements.

64	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments	65

Financial

Highlights

Minnesota Intermediate

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (02/94)
Year Ended 5/31
2014	$10.56	$.33	$(.06)	$.27	$(.32)	$(.02)	$(.34)	$10.49
2013	10.67	.32	(.08)	.24	(.34)	(.01)	(.35)	10.56
2012	10.20	.36	.47	.83	(.35)	(.01)	(.36)	10.67
2011(d)	10.12	.33	.07	.40	(.32)	—	(.32)	10.20
Year Ended 6/30
2010	9.67	.36	.46	.82	(.36)	(.01)	(.37)	10.12
2009	9.75	.38	(.05)	.33	(.38)	(.03)	(.41)	9.67
Class C (02/14)
Year Ended 5/31
2014(f)	10.27	.06	.16	.22	(.07)	—	(.07)	10.42
Class C1 (10/09)
Year Ended 5/31
2014	10.59	.29	(.07)	.22	(.27)	(.02)	(.29)	10.52
2013	10.69	.28	(.08)	.20	(.29)	(.01)	(.30)	10.59
2012	10.22	.31	.48	.79	(.31)	(.01)	(.32)	10.69
2011(d)	10.14	.28	.07	.35	(.27)	—	(.27)	10.22
Year Ended 6/30
2010(g)	9.94	.21	.20	.41	(.20)	(.01)	(.21)	10.14
Class C2 (01/11)(h)
Year Ended 5/31
2014	10.51	.28	(.07)	.21	(.26)	(.02)	(.28)	10.44
2013	10.62	.26	(.09)	.17	(.27)	(.01)	(.28)	10.51
2012	10.14	.29	.49	.78	(.29)	(.01)	(.30)	10.62
2011(i)	9.77	.11	.36	.47	(.10)	—	(.10)	10.14
Class I (02/94)
Year Ended 5/31
2014	10.50	.35	(.06)	.29	(.34)	(.02)	(.36)	10.43
2013	10.61	.34	(.08)	.26	(.36)	(.01)	(.37)	10.50
2012	10.13	.37	.49	.86	(.37)	(.01)	(.38)	10.61
2011(d)	10.06	.34	.06	.40	(.33)	—	(.33)	10.13
Year Ended 6/30
2010	9.62	.36	.45	.81	(.36)	(.01)	(.37)	10.06
2009	9.69	.39	(.04)	.35	(.39)	(.03)	(.42)	9.62

66	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

2.68%	$65,375	.84%		3.25%		.84%		3.25%		12%
2.25	62,493	.82		3.03		.82		3.03		11
8.32	52,039	.80		3.41		.76		3.44		9
4.00	37,175	.92	*	3.40	*	.74	*	3.60	*	12

8.51	34,957	1.08		3.28		.75		3.61		9
3.53	23,019	1.07		3.68		.75		4.00		18

2.19	1,052	1.64	*	2.29	*	1.64	*	2.29	*	12

2.20	2,836	1.29		2.81		1.29		2.81		12
1.88	3,804	1.27		2.60		1.27		2.60		11
7.81	5,448	1.29		2.94		1.29		2.94		9
3.46	6,242	1.37	*	2.99	*	1.31	*	3.05	*	12

4.15	3,965	1.48	*	2.87	*	1.35	*	3.00	*	9

2.09	8,021	1.39		2.70		1.39		2.70		12
1.63	8,795	1.36		2.44		1.36		2.44		11
7.79	3,768	1.40		2.74		1.40		2.74		9
4.88	623	1.41	*	3.10	*	1.37	*	3.14	*	12

2.88	176,410	.64		3.45		.64		3.45		12
2.42	213,723	.62		3.23		.62		3.23		11
8.60	196,568	.64		3.58		.64		3.58		9
4.00	191,516	.72	*	3.60	*	.66	*	3.67	*	12

8.50	193,443	.83		3.53		.70		3.66		9
3.71	172,440	.82		3.92		.70		4.04		18

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the eleven months ended May 31, 2011.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(g)	For the period October 28, 2009 (commencement of operations) through June 30, 2010.
(h)	Class C2 Shares (formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014) are available only through exchanges from other Nuveen municipal bond funds or for purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts.
(i)	For the period January 18, 2011 (commencement of operations) through May 31, 2011.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	67

Financial Highlights (continued)

Minnesota

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (07/88)
Year Ended 5/31
2014	$11.87	$.44	$(.21)	$.23	$(.42)	$(.05)	$(.47)	$11.63
2013	11.87	.43	.04	.47	(.45)	(.02)	(.47)	11.87
2012	10.83	.47	1.02	1.49	(.45)	—	(.45)	11.87
2011(d)	10.87	.39	(.08)	.31	(.35)	—	(.35)	10.83
Year Ended 6/30
2010	9.98	.41	.89	1.30	(.41)	—	(.41)	10.87
2009	10.48	.43	(.44)	(.01)	(.43)	(.06)	(.49)	9.98
Class C (02/14)
Year Ended 5/31
2014(f)	11.25	.08	.40	.48	(.10)	—	(.10)	11.63
Class C1 (02/99)
Year Ended 5/31
2014	11.81	.38	(.19)	.19	(.37)	(.05)	(.42)	11.58
2013	11.82	.38	.02	.40	(.39)	(.02)	(.41)	11.81
2012	10.78	.41	1.03	1.44	(.40)	—	(.40)	11.82
2011(d)	10.82	.34	(.08)	.26	(.30)	—	(.30)	10.78
Year Ended 6/30
2010	9.94	.36	.88	1.24	(.36)	—	(.36)	10.82
2009	10.44	.38	(.44)	(.06)	(.38)	(.06)	(.44)	9.94
Class C2 (01/11)(g)
Year Ended 5/31
2014	11.86	.37	(.19)	.18	(.36)	(.05)	(.41)	11.63
2013	11.87	.35	.04	.39	(.38)	(.02)	(.40)	11.86
2012	10.82	.39	1.05	1.44	(.39)	—	(.39)	11.87
2011(h)	10.23	.15	.56	.71	(.12)	—	(.12)	10.82
Class I (08/97)
Year Ended 5/31
2014	11.85	.46	(.20)	.26	(.44)	(.05)	(.49)	11.62
2013	11.86	.45	.03	.48	(.47)	(.02)	(.49)	11.85
2012	10.82	.49	1.02	1.51	(.47)	—	(.47)	11.86
2011(d)	10.86	.41	(.08)	.33	(.37)	—	(.37)	10.82
Year Ended 6/30
2010	9.97	.42	.90	1.32	(.43)	—	(.43)	10.86
2009	10.47	.44	(.44)	—	(.44)	(.06)	(.50)	9.97

68	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Asset (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

2.19%	$110,265	.86%		3.88%		.86%		3.88%		15%
4.01	132,705	.84		3.57		.84		3.57		7
14.03	100,185	.90		4.06		.86		4.11		17
2.94	85,183	1.00	*	3.77	*	.85	*	3.94	*	25

13.19	91.922	1.11		3.60		.85		3.86		34
.07	87,218	1.11		4.06		.85		4.32		28

4.32	1,242	1.66	*	2.75	*	1.66	*	2.75	*	15

1.79	14,398	1.31		3.43		1.31		3.43		15
3.43	19,234	1.30		3.15		1.30		3.15		7
13.56	21,453	1.35		3.63		1.35		3.64		17
2.48	22,190	1.43	*	3.33	*	1.33	*	3.43	*	25

12.58	26,772	1.51		3.19		1.35		3.35		34
(.42)	20,489	1.51		3.66		1.35		3.82		28

1.67	12,473	1.41		3.33		1.41		3.33		15
3.32	16,833	1.39		2.96		1.39		2.96		7
13.48	4,927	1.47		3.37		1.45		3.39		17
6.99	618	1.50	*	3.91	*	1.43	*	3.98	*	25

2.45	67,580	.66		4.07		.66		4.07		15
4.08	90,341	.65		3.78		.65		3.78		7
14.23	66,016	.71		4.26		.70		4.27		17
3.09	51,116	.77	*	4.01	*	.68	*	4.11	*	25

13.37	52,639	.86		3.84		.70		4.00		34
.23	42,093	.86		4.31		.70		4.47		28

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the eleven months ended May 31, 2011.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(g)	Class C2 Shares (formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014) are available only through exchanges from other Nuveen municipal bond funds or for purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts.
(h)	For the period January 18, 2011 (commencement of operations) through May 31, 2011.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	69

Financial Highlights (continued)

Nebraska

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (02/01)
Year Ended 5/31
2014	$10.87	$.34	$(.19)	$.15	$(.34)	$—	$—	$(.34)	$10.68
2013	11.01	.36	(.13)	.23	(.36)	—	(.01)	(.37)	10.87
2012	10.28	.41	.75	1.16	(.43)	—	—	(.43)	11.01
2011(d)	10.34	.39	(.06)	.33	(.39)	—	—	(.39)	10.28
Year Ended 6/30
2010	9.84	.41	.49	.90	(.40)	—	—	(.40)	10.34
2009	10.06	.43	(.21)	.22	(.44)	—	—	(.44)	9.84
Class C (02/14)
Year Ended 5/31
2014(f)	10.38	.03	.32	.35	(.08)	—	—	(.08)	10.65
Class C1 (02/01)
Year Ended 5/31
2014	10.78	.29	(.19)	.10	(.29)	—	—	(.29)	10.59
2013	10.92	.32	(.14)	.18	(.31)	—	(.01)	(.32)	10.78
2012	10.19	.38	.73	1.11	(.38)	—	—	(.38)	10.92
2011(d)	10.26	.34	(.06)	.28	(.35)	—	—	(.35)	10.19
Year Ended 6/30
2010	9.76	.38	.48	.86	(.36)	—	—	(.36)	10.26
2009	9.99	.39	(.22)	.17	(.40)	—	—	(.40)	9.76
Class C2 (01/11)(g)
Year Ended 5/31
2014	10.88	.28	(.20)	.08	(.28)	—	—	(.28)	10.68
2013	11.02	.30	(.13)	.17	(.30)	—	(.01)	(.31)	10.88
2012	10.28	.34	.77	1.11	(.37)	—	—	(.37)	11.02
2011(h)	9.86	.14	.42	.56	(.14)	—	—	(.14)	10.28
Class I (02/01)
Year Ended 5/31
2014	10.88	.36	(.20)	.16	(.36)	—	—	(.36)	10.68
2013	11.01	.39	(.13)	.26	(.38)	—	(.01)	(.39)	10.88
2012	10.27	.45	.74	1.19	(.45)	—	—	(.45)	11.01
2011(d)	10.34	.41	(.07)	.34	(.41)	—	—	(.41)	10.27
Year Ended 6/30
2010	9.83	.44	.50	.94	(.43)	—	—	(.43)	10.34
2009	10.06	.45	(.22)	.23	(.46)	—	—	(.46)	9.83

70	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Asset (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

1.55%	$23,740	.92%		3.23%		.89%		3.27%		11%
2.11	31,576	.90		3.25		.88		3.27		18
11.51	19,021	.97		3.79		.88		3.88		25
3.28	7,099	1.21	*	3.62	*	.72	*	4.11	*	21

9.26	6,333	1.46		3.30		.75		4.01		18
2.33	5,847	1.50		3.66		.75		4.41		34

3.36	172	1.72	*	1.96	*	1.69	*	1.98	*	11

1.03	3,013	1.37		2.78		1.34		2.81		11
1.63	3,897	1.36		2.85		1.33		2.87		18
11.08	4,132	1.43		3.49		1.33		3.59		25
2.80	4,201	1.64	*	3.19	*	1.14	*	3.69	*	21

8.91	4,181	1.86		2.91		1.15		3.62		18
1.84	2,585	1.90		3.27		1.15		4.02		34

.87	4,946	1.47		2.69		1.44		2.73		11
1.56	8,693	1.45		2.66		1.43		2.68		18
10.98	2,800	1.51		3.10		1.43		3.19		25
5.70	321	1.60	*	3.37	*	1.24	*	3.73	*	21

1.64	26,400	.72		3.43		.69		3.47		11
2.37	37,054	.70		3.49		.68		3.51		18
11.80	36,406	.78		4.13		.68		4.23		25
3.39	31,470	.99	*	3.83	*	.49	*	4.34	*	21

9.65	31,757	1.21		3.55		.50		4.26		18
2.48	30,689	1.25		3.92		.50		4.67		34

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the eleven months ended May 31, 2011.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(g)	Class C2 Shares (formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014) are available only through exchanges from other Nuveen municipal bond funds or for purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts.
(h)	For the period January 18, 2011 (commencement of operations) through May 31, 2011.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	71

Financial Highlights (continued)

Oregon Intermediate

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains		Total	Ending NAV
Class A (02/99)
Year Ended 5/31
2014	$10.46	$.30	$(.12)	$.18	$(.29)	$—		$(.29)	$10.35
2013	10.60	.30	(.13)	.17	(.31)	—	**	(.31)	10.46
2012	10.17	.33	.44	.77	(.34)	—	**	(.34)	10.60
2011(d)	10.11	.29	.05	.34	(.28)	—		(.28)	10.17
Year Ended 6/30
2010	9.77	.35	.33	.68	(.34)	—		(.34)	10.11
2009	9.68	.36	.09	.45	(.36)	—		(.36)	9.77
Class C (02/14)
Year Ended 5/31
2014(g)	10.16	.04	.15	.19	(.06)	—		(.06)	10.29
Class C2 (01/11)(h)
Year Ended 5/31
2014	10.43	.24	(.12)	.12	(.23)	—		(.23)	10.32
2013	10.56	.24	(.12)	.12	(.25)	—	**	(.25)	10.43
2012	10.15	.27	.43	.70	(.29)	—	**	(.29)	10.56
2011(e)	9.78	.09	.40	.49	(.12)	—		(.12)	10.15
Class I (08/97)
Year Ended 5/31
2014	10.47	.32	(.13)	.19	(.31)	—		(.31)	10.35
2013	10.60	.32	(.12)	.20	(.33)	—	**	(.33)	10.47
2012	10.17	.35	.44	.79	(.36)	—	**	(.36)	10.60
2011(d)	10.11	.31	.05	.36	(.30)	—		(.30)	10.17
Year Ended 6/30
2010	9.77	.35	.35	.70	(.36)	—		(.36)	10.11
2009	9.68	.37	.10	.47	(.38)	—		(.38)	9.77

72	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Asset (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

1.79%	$45,231	.85%		2.94%		.85%		2.94%		4%
1.61	57,578	.83		2.81		.83		2.81		9
7.71	42,819	.85		3.18		.85		3.18		9
3.46	31,399	.97	*	3.04	*	.82	*	3.18	*	12

7.05	31,043	1.10		3.12		.85		3.37		19
4.77	10,963	1.12		3.43		.85		3.70		19

1.89	545	1.65	*	2.04	*	1.65	*	2.04	*	4

1.20	10,632	1.40		2.39		1.40		2.39		4
1.14	15,663	1.38		2.24		1.38		2.24		9
6.98	7,345	1.40		2.58		1.40		2.58		9
5.04	632	1.40	*	2.50	*	1.36	*	2.53	*	12

1.87	86,520	.65		3.14		.65		3.14		4
1.88	115,815	.63		3.02		.63		3.02		9
7.90	110,708	.65		3.40		.65		3.40		9
3.62	113,827	.74	*	3.26	*	.65	*	3.35	*	12

7.21	133.,816	.85		3.37		.70		3.52		19
4.92	119,959	.87		3.67		.70		3.84		19

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the eleven months ended May 31, 2011.
(e)	For the period January 18, 2011 (commencement of operations) through May 31, 2011.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(h)	Class C2 Shares (formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014) are available only through exchanges from other Nuveen municipal bond funds or for purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts.
*	Annualized.
**	Round to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	73

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Minnesota Intermediate Municipal Bond Fund (“Minnesota Intermediate”), Nuveen Minnesota Municipal Bond Fund (“Minnesota”), Nuveen Nebraska Municipal Bond Fund (“Nebraska”) and Nuveen Oregon Intermediate Municipal Bond Fund (“Oregon Intermediate”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Agreement and Plan of Merger

On April 14, 2014, TIAA-CREF, a national financial services organization, announced that it had entered into an agreement (the “Purchase Agreement”) to acquire Nuveen, the parent company of the Adviser. The transaction is expected to be completed by the end of the year, subject to customary closing conditions, including obtaining necessary Nuveen fund and client consents sufficient to satisfy the terms of the Purchase Agreement and obtaining customary regulatory approvals. There can be no assurance that the transaction described above will be consummated as contemplated or that necessary conditions will be satisfied.

The consummation of the transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940) of the investment management agreements between the Nuveen funds and the Adviser and the investment sub-advisory agreements between the Adviser and each Nuveen fund’s sub-adviser or sub-advisers, and will result in automatic termination of each agreement. It is anticipated that the Board of Directors/Trustees of the Nuveen funds will consider a new investment management agreement with the Adviser and new investment sub-advisory agreements with each sub-adviser. If approved by the Board of Directors/Trustees, the new agreements will be presented to the Nuveen funds’ share-holders for approval, and, if so approved by shareholders, will take effect upon consummation of the transaction or such later time as shareholder approval is obtained.

The transaction is not expected to result in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

Investment Objectives and Principal Investment Strategies

The investment objective of each Fund is to provide maximum current income that is exempt from both federal income tax and its respective state income tax to the extent consistent with prudent investment risk.

Under normal market conditions, as a fundamental policy, each Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal and its respective state personal income tax, including the federal and state alternative minimum tax. These municipal bonds include obligations issued by each Fund’s respective state and its subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from regular federal and the Fund’s respective state personal income tax. Each Fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal and state alternative minimum tax, where applicable. Each Fund invests mainly in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the Sub-Adviser. However, each Fund may invest up to 20% of its total assets in securities that, at the time of purchase, are rated lower than investment grade or are unrated and of comparable quality (securities commonly referred to as “high yield” securities or “junk bonds”). If the rating of a security is reduced or discontinued after purchase, the Funds are not required to sell the security, but may consider doing so.

Each Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. Each Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. Each Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”). Inverse floaters are derivative securities that provide leveraged exposure to underlying municipal bonds. Each Fund’s investments in inverse floaters are designed to increase the Funds’ income and returns through this leveraged exposure. These investments are speculative, however, and also create the possibility that income and returns will be diminished.

74	Nuveen Investments

Minnesota Intermediate and Oregon Intermediate will each attempt to maintain the weighted average maturity of their portfolio securities at three to ten years under normal market conditions, while Minnesota and Nebraska will each attempt to maintain the weighted average maturity of their portfolio securities at ten to twenty-five years under normal market conditions.

Each Fund may utilize futures contracts and options on futures contracts in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in the Fund’s portfolio. The Funds may not use such instruments to gain exposure to a security or type of security that they would be prohibited by their investment restrictions from purchasing directly.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Class C and C2 Shares

Effective at the close of business on February 10, 2014, Class C Shares of the Funds were renamed to Class C2 Shares, and are available only through exchanges from other Nuveen municipal bond funds or for purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. On February 10, 2014, the Funds began offering a new form of Class C Shares.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of May 31, 2014, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermeditate
Outstanding when-issued/delayed delivery purchase commitments	$—	$1,537,584	$—	$—

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydowns gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if

Nuveen Investments	75

Notes to Financial Statements (continued)

redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C1 Shares of the Funds (except for Oregon Intermediate, which does not offer Class C1 Shares) are not available for new accounts or for additional investment into existing accounts, but Class C1 Shares can be issued for purposes of dividend reinvestment. Class C1 Shares were sold without an up-front sales charge, but incur a .40% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purpose of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C2 Shares incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C, Class C1 and Class C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

As of May 31, 2014, the Funds were not invested in any portfolio securities or derivatives instruments that are subject to netting agreements.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation

Prices of fixed income securities are provided by a pricing service approved by the Nuveen funds’ Board of Directors/Trustees. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Investments in investment companies are valued at their respective NAV on valuation date and are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Nuveen funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a fund’s NAV (as may be

76	Nuveen Investments

the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Nuveen funds’ Board of Directors/Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Minnesota Intermediate	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$248,345,159	$—	$248,345,159
Short-Term Investments:
Money Market Funds	2,246,359	—	—	2,246,359
Total	$2,246,359	$248,345,159	$—	$250,591,518

Minnesota
Long-Term Investments*:
Municipal Bonds	$—	$201,554,712	$—	$201,554,712
Short-Term Investments:
Money Market Funds	3,915,365	—	—	3,915,365
Total	$3,915,365	$201,554,712	$—	$205,470,077

Nebraska
Long-Term Investments*:
Municipal Bonds	$—	$55,360,144	$—	$55,360,144
Short-Term Investments:
Money Market Funds	2,284,146	—	—	2,284,146
Total	$2,284,146	$55,360,144	$—	$57,644,290

Oregon Intermediate
Long-Term Investments*:
Municipal Bonds	$—	$141,166,939	$—	$141,166,939
Short-Term Investments:
Money Market Funds	21,926	—	—	21,926
Total	$21,926	$141,166,939	$—	$141,188,865
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

Nuveen Investments	77

Notes to Financial Statements (continued)

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/ Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”).

An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” The Fund’s Statement of Assets and Liabilities shows only the inverse floaters and not the underlying bonds as an asset, and does not reflect the short-term floating rate certificates as liabilities. Also, the Fund reflects in “Investment Income” only the net amount of earnings on its inverse floater investment (net of the interest paid to the holders of the short-term floating rate certificates and the expenses of the trust), and does not show the amount of that interest paid as an interest expense on the Statement of Operations.

An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust, at their liquidation value, as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense” on the Statement of Operations.

78	Nuveen Investments

During the fiscal year ended May 31, 2014, the Funds did not have any transactions in self-deposited inverse floaters and/or externally-deposited inverse floaters.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 2014.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares were as follows:

	Minnesota Intermediate
	Year Ended 5/31/14		Year Ended 5/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,150,102	$22,158,961	1,644,026	$17,582,483
Class C	102,694	1,058,079	—	—
Class C1 – exchanges	6,768	69,320	4,721	50,000
Class C2	225,667	2,300,130	549,249	5,848,181
Class I	2,781,911	28,430,444	4,468,588	47,526,312
Shares issued to shareholders due to reinvestment of distributions:
Class A	175,051	1,799,955	162,727	1,739,851
Class C	420	4,356	—	—
Class C1	8,075	83,165	10,316	110,560
Class C2	21,128	216,168	14,994	159,513
Class I	50,223	513,108	51,777	550,570
	5,522,039	56,633,686	6,906,398	73,567,470
Shares redeemed:
Class A	(2,008,275)	(20,599,301)	(765,711)	(8,184,357)
Class C	(2,200)	(22,776)	—	—
Class C1	(104,465)	(1,073,549)	(165,086)	(1,766,425)
Class C2	(315,370)	(3,209,497)	(82,643)	(879,748)
Class I	(6,267,033)	(63,800,259)	(2,695,417)	(28,641,184)
	(8,697,343)	(88,705,382)	(3,708,857)	(39,471,714)
Net increase (decrease)	(3,175,304)	$(32,071,696)	3,197,541	$34,095,756

Nuveen Investments	79

Notes to Financial Statements (continued)

	Minnesota
	Year Ended 5/31/14		Year Ended 5/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,288,452	$14,454,975	3,384,613	$40,697,990
Class C	111,289	1,268,646	—	—
Class C1 – exchanges	2,443	27,242	—	—
Class C2	110,375	1,232,580	1,076,673	12,950,967
Class I	1,300,089	14,558,861	3,213,886	38,607,858
Shares issued to shareholders due to reinvestment of distributions:
Class A	406,108	4,544,281	352,941	4,244,978
Class C	493	5,692	—	—
Class C1	46,772	521,014	56,883	680,998
Class C2	41,332	462,337	26,398	317,282
Class I	46,377	518,533	34,938	419,664
	3,353,730	37,594,161	8,146,332	97,919,737
Shares redeemed:
Class A	(3,394,828)	(37,833,422)	(990,723)	(11,917,520)
Class C	(4,959)	(56,399)	—	—
Class C1	(433,604)	(4,829,436)	(243,953)	(2,919,724)
Class C2	(498,561)	(5,570,309)	(98,912)	(1,187,242)
Class I	(3,150,499)	(35,069,994)	(1,195,529)	(14,351,867)
	(7,482,451)	(83,359,560)	(2,529,117)	(30,376,353)
Net increase (decrease)	(4,128,721)	$(45,765,399)	5,617,215	$67,543,384

	Nebraska
	Year Ended 5/31/14		Year Ended 5/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	173,830	$1,802,032	1,324,161	$14,684,691
Class C	16,145	169,221	—	—
Class C1 – exchanges	116	1,179	—	—
Class C2	90,607	928,259	582,807	6,475,746
Class I	231,279	2,390,724	732,243	8,133,250
Shares issued to shareholders due to reinvestment of distributions:
Class A	79,463	817,686	72,522	803,093
Class C	42	438	—	—
Class C1	7,937	81,069	9,874	108,513
Class C2	16,429	168,932	14,963	165,832
Class I	34,815	358,579	37,673	417,646
	650,663	6,718,119	2,774,243	30,788,771
Shares redeemed:
Class A	(934,443)	(9,537,832)	(220,640)	(2,441,444)
Class C	(19)	(197)	—	—
Class C1	(84,953)	(866,076)	(26,986)	(296,638)
Class C2	(443,051)	(4,547,662)	(52,849)	(587,100)
Class I	(1,201,321)	(12,369,856)	(670,680)	(7,418,116)
	(2,663,787)	(27,321,623)	(971,155)	(10,743,298)
Net increase (decrease)	(2,013,124)	$(20,603,504)	1,803,088	$20,045,473

80	Nuveen Investments

	Oregon Intermediate
	Year Ended 5/31/14		Year Ended 5/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	937,271	$9,508,175	2,152,167	$22,862,184
Class C	53,807	550,732	—	—
Class C2	203,948	2,057,461	899,362	9,504,687
Class I	964,857	9,814,640	2,903,428	30,800,029
Shares issued to shareholders due to reinvestment of distributions:
Class A	125,282	1,272,776	120,071	1,272,935
Class C	110	1,125	—	—
Class C2	24,807	251,143	24,702	261,031
Class I	36,183	367,776	29,852	316,664
	2,346,265	23,823,828	6,129,582	65,017,530
Shares redeemed:
Class A	(2,194,436)	(22,221,275)	(809,101)	(8,570,924)
Class C	(988)	(10,112)	—	—
Class C2	(700,401)	(7,069,278)	(117,087)	(1,237,257)
Class I	(3,709,297)	(37,585,153)	(2,309,787)	(24,497,187)
	(6,605,122)	(66,885,818)	(3,235,975)	(34,305,368)
Net increase (decrease)	(4,258,857)	$(43,061,990)	2,893,607	$30,712,162

5. Investment Transactions

Long-term purchases and sales (including maturities) during the fiscal year ended May 31, 2014, were as follows:

	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Purchases	$29,942,944	$30,739,568	$6,736,364	$5,985,683
Sales and maturities	64,040,741	79,695,450	30,479,927	46,646,911

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

Nuveen Investments	81

Notes to Financial Statements (continued)

As of May 31, 2014, the cost and unrealized appreciation (depreciation) of investments in securities, as determined on a federal income tax basis, were as follows:

	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Cost of investments	$234,544,732	$189,658,274	$54,759,342	$132,066,835
Gross unrealized:
Appreciation	$16,171,109	$16,322,146	$2,999,314	$9,288,340
Depreciation	(124,323)	(510,343)	(114,366)	(166,310)
Net unrealized appreciation (depreciation) of investments	$16,046,786	$15,811,803	$2,884,948	$9,122,030

Permanent differences, primarily due to federal taxes paid, taxable market discount and distribution character reclassifications, resulted in reclassifications among the Funds’ components of net assets as of May 31, 2014, the Funds’ tax year end, as follows:

	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Capital paid-in	$—	$—	$—	$2
Undistributed (Over-distribution of) net investment income	5,865	(13,349)	(31,032)	(1,079)
Accumulated net realized gain (loss)	(5,865)	13,349	31,032	1,077

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2014, the Funds’ tax year end, were as follows:

	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Undistributed net tax-exempt income[1]	$949,363	$592,919	$—	$358,985
Undistributed net ordinary income[2]	—	—	73,598	68,340
Undistributed net long-term capital gains	—	—	—	—
[1]	Undistributed net tax exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2014 through May 31, 2014 and paid on June 2, 2014.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended May 31, 2014 and May 31, 2013, was designated for purposes of the dividends paid deduction as follows:

2014	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Distributions from net tax-exempt income[3]	$8,190,118	$8,039,302	$2,096,287	$4,568,666
Distributions from net ordinary income[2]	126,897	211,734	115,522	—
Distributions from net long-term capital gains[4]	320,180	688,918	—	—

2013	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Distributions from net tax-exempt income	$9,066,245	$8,370,024	$2,406,149	$5,281,567
Distributions from net ordinary income[2]	—	—	—	13,617
Distributions from net long-term capital gains	276,263	385,337	—	—
Tax return of capital	—	—	79,613	—
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2014, as Exempt Interest Dividends.
[4]	The Funds designate as long term capital gain dividend, pursuant to the Internal Revenue Code section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for tax year ended May 31, 2014.

As of May 31, 2014, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Expiration:
5/31/2017	$—	$—	$199,025	$—
5/31/2018	—	—	36,230	—
Not subject to expiration	560,283	5,152,998	1,977,541	1,351,021
Total	$560,283	$5,152,998	$2,212,796	$1,351,021

82	Nuveen Investments

The Funds have elected to defer late-year loses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Funds have elected to defer losses as follows:

	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Post-October capital losses[5]	$129,826	$1,113,871	$76,672	$446,271
Late-year ordinary losses[6]	—	—	—	—
[5]	Capital losses incurred from November 1, 2013 through May 31, 2014, the Funds’ tax year end.
[6]	Ordinary losses incurred from January 1, 2014 through May 31, 2014, and specified losses incurred from November 1, 2013 through May 31, 2014.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The

Sub-Advisor is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For net assets over $2 billion	.2750

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level free rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets”. The complex-level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of May 31, 2014, the complex-level fee rate for each of these Funds was as follows:

Fund	Complex-Level Fee Rate
Minnesota Intermediate	.1938%
Minnesota	.1894
Nebraska	.1872
Oregon Intermediate	.1982

Nuveen Investments	83

Notes to Financial Statements (continued)

The Adviser has agreed to waive fees and/or reimburse expenses of Nebraska through March 31, 2015 so that total annual Fund operating expenses (excluding acquired fund fees and expenses), do not exceed 0.90%, 1.70%, 1.35%, 1.45% and 0.70% for Class A, Class C, Class C1, Class C2 and Class I Shares, respectively.

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enable directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended May 31, 2014, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Sales charges collected (Unaudited)	$69,421	$115,295	$38,076	$35,814
Paid to financial intermediaries (Unaudited)	56,579	100,197	33,128	30,692

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2014, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Commission advances (Unaudited)	$33,380	$42,869	$7,530	$32,061

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C, Class C1 and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2014, the Distributor retained such 12b-1 fees as follows:

	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
12b-1 fees retained (Unaudited)	$16,518	$45,686	$20,214	$26,600

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2014, as follows:

	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
CDSC retained (Unaudited)	$4,105	$17,932	$8,373	$8,188

84	Nuveen Investments

Additional

Fund Information (Unaudited)

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL 60603

Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	85

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Lipper Minnesota Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Minnesota Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Other States Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Intermediate Municipal Debt Funds Classification. Shareholders should note that the performance of the Lipper Other States Intermediate Municipal Debt Funds Classification Average represents the overall average of returns for funds from multiple states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Other States Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Municipal Debt Funds Classification. Shareholders should note that the performance of the Lipper Other States Municipal Debt Funds Classification Average represents the overall average of

86	Nuveen Investments

returns for funds from multiple states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

S&P Municipal Bond Intermediate Index: Contains all bonds in the S&P Municipal Bond Index that mature between 3 and 14.999 years. Index returns assume reinvestment of dividends but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments	87

Annual Investment Management Agreement

Approval Process (Unaudited)

I. The Approval Process

The Board of Directors of each Fund (each, a “Board” and each Director, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and the sub-adviser to the respective Fund and determining whether to approve or continue such Fund’s advisory agreement (each, an “Original Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and sub-advisory agreement (each, an “Original Sub-Advisory Agreement” and, together with the Original Investment Management Agreement, the “Original Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), each Board is required to consider the continuation of the respective Original Advisory Agreements on an annual basis. In addition, prior to its annual review, the Board Members were advised of the potential acquisition of Nuveen Investments, Inc. (“Nuveen”) by TIAA-CREF (the “Transaction”). For purposes of this section, references to “Nuveen” herein include all affiliates of Nuveen Investments, Inc. providing advisory, sub-advisory, distribution or other services to the Funds and references to the “Board” refer to the Board of each Fund. In accordance with the 1940 Act and the terms of the Original Advisory Agreements, the completion of the Transaction would terminate each of the Original Investment Management Agreements and the Original Sub-Advisory Agreements. Accordingly, at an in-person meeting held on April 30, 2014 (the “April Meeting”), the Board, including all of the Independent Board Members, performed its annual review of the Original Advisory Agreements and approved the continuation of the Original Advisory Agreements for the Funds. Furthermore, in anticipation of the termination of the Original Advisory Agreements that would occur upon the consummation of the Transaction, the Board also approved for each Fund a new advisory agreement (each, a “New Investment Management Agreement”) between the Fund and the Adviser and a new sub-advisory agreement (each, a “New Sub-Advisory Agreement” and, together with the New Investment Management Agreement, the “New Advisory Agreements”) between the Adviser and the Sub-Adviser, each on behalf of the respective Fund to be effective following the completion of the Transaction and the receipt of the requisite shareholder approval.

Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel, regarding the Original Advisory Agreements, the Transaction and its impact and the New Advisory Agreements. At its meeting held on February 25-27, 2014 (the “February Meeting”), the Board Members met with a senior executive representative of TIAA-CREF to discuss the proposed Transaction. At the February Meeting, the Independent Board Members also established an ad hoc committee comprised solely of the Independent Board Members to monitor and evaluate the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On March 20, 2014, the ad hoc committee met telephonically to discuss with management of Nuveen, and separately with independent legal counsel, the terms of the proposed Transaction and its impact on, among other things: the governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Nuveen funds (which include the Funds); the quality or level of services provided to the Nuveen funds; key personnel that service the Nuveen funds and/or the Board and the compensation or incentive arrangements to retain such personnel; Nuveen’s capital structure; the regulatory requirements applicable to Nuveen or fund operations; and the Nuveen funds’ fees and expenses, including the funds’ complex-wide fee arrangement. Following the meeting of the ad hoc committee, the Board met in person (two Independent Board Members participating telephonically) in an executive session on March 26, 2014 to further discuss the proposed Transaction. At the executive session, the Board met privately with independent legal counsel to review its duties with respect to reviewing advisory agreements, particularly in the context of a change of control, and to evaluate further the Transaction and its impact on the Nuveen funds, the Adviser and the Sub-Adviser (collectively, the “Fund Advisers” and each, a “Fund Adviser”) and the services provided. Representatives of Nuveen also met with the Board to update the Board Members on developments regarding the Transaction, to respond to questions and to discuss, among other things: the governance of the Fund Advisers following the Transaction; the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; the terms and conditions of the Transaction (including financing terms); any benefits or detriments the Transaction may impose on the Nuveen funds, TIAA-CREF or the Fund Advisers; the reaction from the Fund Advisers’ employees knowledgeable of the Transaction; the incentive and retention plans for key personnel of the Fund Advisers; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be applicable to the Nuveen funds given the banking and insurance businesses operated in the TIAA-CREF enterprise. As part of its review, the Board also held a separate meeting on April 15-16, 2014 to review the Nuveen funds’ investment performance and consider an analysis provided by the Adviser of each sub-adviser of the Nuveen funds (including the Sub-Adviser) and the Transaction and its implications to the Nuveen funds. During their review of the materials and discussions, the Independent Board Members presented the Adviser with questions and the Adviser responded. Further, the Independent Board Members met in an executive session with independent legal counsel on April 29, 2014 and April 30, 2014.

88	Nuveen Investments

In connection with their review of the Original Advisory Agreements and the New Advisory Agreements, the Independent Board Members received extensive information regarding the Funds and the Fund Advisers including, among other things: the nature, extent and quality of services provided by each Fund Adviser; the organization and operations of any Fund Adviser; the expertise and background of relevant personnel of each Fund Adviser; a review of each Fund’s performance (including performance comparisons against the performance of peer groups and appropriate benchmarks); a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to peers in the managed fund business. In light of the proposed Transaction, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by the Fund Advisers.

The Independent Board Members received, well in advance of the April Meeting, materials which responded to the request for information regarding the Transaction and its impact on Nuveen and the Nuveen funds including, among other things: the structure and terms of the Transaction; the impact of the Transaction on Nuveen, its operations and the nature, quality and level of services provided to the Nuveen funds, including, in particular, any changes to those services that the Nuveen funds may experience following the Transaction; the strategic plan for Nuveen, including any financing arrangements following the Transaction and any cost-cutting efforts that may impact services; the organizational structure of TIAA-CREF, including the governance structure of Nuveen following the Transaction; any anticipated effect on each Nuveen fund’s expense ratios (including changes to advisory and sub-advisory fees) and economies of scale that may be expected; any benefits or conflicts of interest that TIAA-CREF, Nuveen or their affiliates can expect from the Transaction; any benefits or undue burdens or other negative implications that may be imposed on the Nuveen funds as a result of the Transaction; the impact on Nuveen or the Nuveen funds as a result of being subject to additional regulatory schemes that TIAA-CREF must comply with in operating its various businesses; and the costs associated with obtaining necessary shareholder approvals and the bearer of such costs. The Independent Board Members also received a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from their independent legal counsel.

The materials and information prepared in connection with the review of the Original Advisory Agreements and New Advisory Agreements supplemented the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviewed the performance and various services provided by the Adviser and Sub-Adviser. The Board met at least quarterly as well as at other times as the need arose. At its quarterly meetings, the Board reviewed reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provided special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as distribution channels, oversight of omnibus accounts and leverage management topics), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

In addition, the Board has created several standing committees (the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; the Open-End Funds Committee; and the Closed-End Funds Committee). The Open-End Funds Committee and Closed-End Funds Committee are intended to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These two Committees have met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Further, the Board continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds and meet key investment and business personnel at least once over a multiple year rotation. In this regard, the Independent Board Members made site visits to certain equity and fixed income teams of the Sub-Adviser in September 2013 and met with the Sub-Adviser’s municipal team at the August and November 2013 quarterly meetings.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Original Advisory Agreements and its review of the New Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the funds are the result of many years of review and discussion between the Independent Board Members and Nuveen fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

Nuveen Investments	89

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

The Board considered all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and the Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. With respect to the New Advisory Agreements, the Board also considered the Transaction and its impact on the foregoing factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Original Advisory Agreements and New Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

1. The Original Advisory Agreements

In considering renewal of each Original Advisory Agreement, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services (and the resulting Fund performance) and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things: each Fund Adviser’s organization and business; the types of services that each Fund Adviser or its affiliates provide to each Fund; the performance record of each Fund (as described in further detail below); and any initiatives Nuveen had taken for the open-end fund product line.

In considering the services provided by the Fund Advisers, the Board recognized that the Adviser provides a myriad of investment management, administrative, compliance, oversight and other services for the Funds, and the Sub-Adviser generally provides the portfolio advisory services to the Funds under the oversight of the Adviser. The Board considered the wide range of services provided by the Adviser to the Nuveen funds beginning with developing the fund and monitoring and analyzing its performance to providing or overseeing the services necessary to support a fund’s daily operations. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a fund in the marketplace, maintaining relationships to gain access to distribution platforms and setting dividends); (b) fund administration (such as preparing a fund’s tax returns, regulatory filings and shareholder communications; managing fund budgets and expenses; overseeing a fund’s various service providers; and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; and participating in fund development, leverage management and the development of investment policies and parameters).

In its review, the Board also considered the new services, initiatives or other changes adopted since the last advisory contract review that were designed to enhance the services and support the Adviser provides to the Nuveen funds. The Board recognized that some initiatives are a multi-year process. In reviewing the activities of 2013, the Board recognized that the year reflected the Adviser’s continued focus on fund rationalization for both closed-end and open-end funds, consolidating certain funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain funds. As in the past, the Board recognized the Adviser’s significant investment in its technology initiatives, including the continued progress toward a central repository for fund and other Nuveen product data and implementing a data system to support the risk oversight group enabling it to provide more detailed risk analysis for the Nuveen funds. The Board noted the new data system has permitted more in-depth analysis of the investment risks of the Funds and across the complex providing additional feedback and insights to the investment teams and more comprehensive risk reporting to the Board. The Adviser also conducted several workshops for the Board regarding the new data system, including explaining the risk measures being applied and their purpose. The Board also recognized the enhancements in the valuation group within the Adviser, including centralizing the fund pricing process within the valuation group, trending to more automated and expedient reviews and continuing to expand its valuation team. The Board further considered the expansion of personnel in the compliance department enhancing the collective expertise of the group, investments in additional compliance systems and the updates of various compliance policies.

90	Nuveen Investments

In addition to the foregoing actions, the Board also considered other initiatives related to the open-end funds, including, among other things: the continued focus on enhancing the product line through the development of new funds, including the development of alternative strategies reflecting trends in the industry; the enhanced support provided to the Board by providing comprehensive in-depth presentations to the Open-End Funds Committee; and the development of a new class of shares for certain funds.

As noted, the Adviser also oversees the Sub-Adviser who provides the portfolio advisory services to the Funds. In reviewing the portfolio advisory services provided to each Fund, the Nuveen Investment Services Oversight Team of the Adviser analyzes the performance of the Sub-Adviser and may recommend changes to the investment team or investment strategies as appropriate. In assisting the Board’s review of the Sub-Adviser, the Adviser provides a report analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing each Fund, developments affecting the Sub-Adviser or the Funds and their performance. In their review of the Sub-Adviser, the Independent Board Members considered, among other things, the experience and qualifications of the relevant investment personnel, their investment philosophy and strategies, the Sub-Adviser’s organization and stability, its capabilities and any initiatives taken or planned to enhance its current capabilities or support potential growth of business and, as outlined in further detail below, the performance of the Funds. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance while not providing an inappropriate incentive to take undue risks.

Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Nuveen funds’ compliance policies and procedures; the resources dedicated to compliance; the record of compliance with the policies and procedures; and Nuveen’s supervision of the Funds’ service providers. The Board recognized Nuveen’s commitment to compliance and strong commitment to a culture of compliance. Given the Adviser’s emphasis on monitoring investment risk, the Board has also appointed two Independent Board Members as point persons to review and keep the Board apprised of developments in this area and work with applicable Fund Adviser personnel.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to each Fund under the respective Original Advisory Agreement were satisfactory.

2. The New Advisory Agreements

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Advisers under the New Investment Management Agreements and the New Sub-Advisory Agreements, the Board Members concluded that no diminution in the nature, quality and extent of services provided to each Fund and its shareholders by the respective Fund Advisers is expected as a result of the Transaction. In making their determination, the Independent Board Members considered, among other things: the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Fund Adviser; the ability of each Fund Adviser to perform its duties after the Transaction, including any changes to the level or quality of services provided to the Funds; the potential implications of any additional regulatory requirements imposed on the Fund Advisers or the Nuveen funds following the Transaction; and any anticipated changes to the investment and other practices of the Nuveen funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund. Similarly, the terms of each New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement relating to the same Fund. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements and the New Sub-Advisory Agreements are the same as the corresponding original agreements. The Board Members noted the Transaction also does not alter the allocation of responsibilities between the Adviser and the Sub-Adviser. The Sub-Adviser will continue to furnish an investment program, make investment decisions and place all orders for the purchase and sale of securities, all on behalf of each Fund and subject to oversight of the Board and the Adviser. The Board noted that TIAA-CREF did not anticipate any material changes to the advisory, sub-advisory or other services provided to the Nuveen funds as a result of the Transaction. The Independent Board Members recognized that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. The Independent Board Members further noted that there were currently no plans for material changes to senior personnel at Nuveen or key personnel who provide services to the Nuveen funds and the Board following the Transaction. The key personnel who have responsibility for the Nuveen funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction, although such personnel may have additional reporting requirements to TIAA-CREF. The Board also considered the anticipated incentive plans designed to retain such key personnel. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

The Board Members also considered Nuveen’s proposed governance structure following the Transaction and noted that Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses, but would receive the general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups). The Board recognized, however, that Nuveen may be subject to additional reporting requirements as it keeps TIAA-CREF abreast of developments affecting the Nuveen business, may be required to modify certain of its reports, policies and procedures as necessary to conform to the practices followed in the TIAA-CREF enterprise and may need to collaborate with TIAA-CREF with respect to strategic planning for its business.

In considering the implications of the Transaction, the Board Members also recognized the reputation and size of TIAA-CREF and the benefits that the Transaction may bring to the Nuveen funds and Nuveen. In this regard, the Board recognized, among other things, that the increased resources and support that may be available to Nuveen from TIAA-CREF and the improved capital structure of Nuveen Investments, Inc. (the parent of the Adviser) that would result from the significant reduction in its debt level may reinforce and enhance Nuveen’s ability to provide quality services to the Nuveen funds and to invest further into its infrastructure.

Further, with the consummation of the Transaction, the Board recognized the enhanced distribution capabilities for the Nuveen funds as the funds may gain access to TIAA-CREF’s distribution network, particularly through TIAA-CREF’s retirement platform and institutional client base. The Board also considered that investors in TIAA-CREF’s retirement platform may choose to roll their investments as they exit their retirement plans into the Nuveen funds. The Independent Board Members recognized the potential cost savings to the benefit of all shareholders of the Nuveen funds from reduced expenses as assets in the Nuveen fund complex rise pursuant to the complex-wide fee arrangement described in further detail below.

Based on their review, the Independent Board Members found that the expected nature, extent and quality of services to be provided to each Fund under its New Advisory Agreements were satisfactory and supported approval of the New Advisory Agreements.

B. The Investment Performance of the Funds and Fund Advisers

1. The Original Advisory Agreements

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of each Fund’s performance and the applicable investment team. In considering each Fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2013, as well as performance information reflecting the first quarter of 2014. This information supplemented the Nuveen fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund will vary depending on when such shareholder invests in such fund, the class held (if multiple classes offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	Open-end funds offer multiple classes and the performance of the various classes of a fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•

The usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified the Performance Peer Groups of the Nuveen funds from highly relevant to less relevant. Funds classified with less relevant Performance Peer Groups include: Nuveen Minnesota Intermediate Municipal Bond Fund (the “Minnesota Intermediate Fund”), Nuveen

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Nebraska Municipal Bond Fund (the “Nebraska Fund”) and Nuveen Oregon Intermediate Municipal Bond Fund (the “Oregon Intermediate Fund”). For these Funds, the Board considered a Fund’s performance compared to its benchmark to help assess the Fund’s comparative performance. A fund was generally considered to have performed comparably to its benchmark if the fund’s performance was within certain thresholds compared to the performance of its benchmark and was considered to have outperformed or underperformed its benchmark if the fund’s performance was beyond these thresholds for the one- and three-year periods, subject to certain exceptions.[i] While the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the fund with its peers and/or benchmarks result in differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted the following:

Nuveen Minnesota Municipal Bond Fund lagged its peers somewhat in the shorter periods, but demonstrated more favorable performance in the longer periods. Although the Fund performed in the fourth quartile for the one-year period, it was in the first quartile for the three- and five-year periods.

With respect to the Funds with Performance Peer Groups classified as less relevant as noted above, the Board considered each Fund’s performance compared to its respective benchmark. In this regard, the Board noted that the Oregon Intermediate Fund, the Minnesota Intermediate Fund and the Nebraska Fund underperformed their respective benchmarks over the one- and three-year periods. With respect to the Oregon Intermediate Fund, the Board noted that negative security selection and an overweight in lower rated securities contributed to the Fund’s underperformance compared to its benchmark. With respect to the Minnesota Intermediate Fund, the Board noted that the Fund provided comparable performance to its benchmark in the five-year period. Additionally, the Minnesota Intermediate Fund’s underperformance in 2013 compared to its benchmark was due, among other things, to an overweight in longer duration bonds and lower rated securities; such Fund, however, provided comparable performance to its benchmark in the first quarter of 2014. The Nebraska Fund’s underperformance in 2013 compared to its benchmark was primarily driven by an overweight in longer duration bonds and the Fund outperformed its benchmark in the first quarter of 2014.

As indicated above, with respect to the Nebraska Fund, exposure to longer duration bonds was a contributor to the Fund’s underperformance compared to its benchmark in the one-year period. The Board noted, however, that longer duration bonds had been additive to performance for such Fund in the three-year period. The Board considered the market conditions, the objectives of the Fund and the investment philosophy underlying the emphasis of longer duration bonds and determined that the performance of the Nebraska Fund over time was satisfactory.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

2. The New Advisory Agreements

With respect to the performance of each Fund, the Board considered that the portfolio investment personnel responsible for the management of the respective Fund portfolios were expected to continue to manage such portfolios following the completion of the Transaction and the investment strategies of the Funds were not expected to change as a result of the Transaction. Accordingly, the findings regarding performance outlined above for the Original Advisory Agreements are applicable to the review of the New Advisory Agreements.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund, reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

[i]	The Board recognized that the Adviser considered a fund to have outperformed or underperformed its benchmark if the fund’s performance was higher or lower than the performance of the benchmark by the following thresholds: for open-end funds (+/- 100 basis points for equity funds excluding index funds; +/- 30 basis points for tax exempt fixed income funds; +/- 40 basis points for taxable fixed income funds) and for closed-end funds (assuming 30% leverage) (+/- 130 basis points for equity funds excluding index funds; +/- 39 basis points for tax exempt funds and +/- 52 basis points for taxable fixed income funds).

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and the differences in the states reflected in the Peer Universe or Peer Group (with respect to state municipal funds) may impact the comparative data thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer average based on the net total expense ratio. The Independent Board Members observed that the Funds had net management fees that were slightly higher than their respective peer averages, but net expense ratios (including fee waivers and expense reimbursements) that were below or in line with their respective peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser, either affiliated or non-affiliated, and therefore the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative and other services it provides to support the Nuveen fund (as described above) and, while some administrative services may occur at the sub-adviser level, the fee to the sub-adviser generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members considered the fees a Fund Adviser assesses to the Funds compared to that of other clients. With respect to municipal funds, such other clients of a Fund Adviser may include: municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Adviser.

The Independent Board Members reviewed the nature of services provided by the Adviser, including through its affiliated sub-advisers and the average fee the affiliated sub-advisers assessed such clients as well as the range of fees assessed to the different types of separately managed accounts (such as retail, institutional or wrap accounts) to the extent applicable to the respective sub-adviser. In their review, the Independent Board Members considered the differences in the product types, including, but not limited to: the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Nuveen funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. The Independent Board Members noted that, as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater product management requirements and higher levels of risk or a combination of the foregoing. The Independent Board Members further noted, in particular, that the range of services provided to the Funds (as discussed above) is generally much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data, an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013 and Nuveen’s consolidated financial statements for 2013. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any

94	Nuveen Investments

changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted the Adviser’s continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems and provide for additional personnel and other resources. The Independent Board Members recognized the Adviser’s continued commitment to its business should enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, an adviser’s particular business mix, capital costs, size, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members noted the Adviser’s adjusted operating margin appears to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Nuveen funds. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed such sub-advisers’ revenues, expenses and profitability margins (pre- and post-tax) for their advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive or are expected to receive that are directly attributable to the management of a Nuveen fund. See Section E below for additional information on indirect benefits the Fund Advisers may receive as a result of its relationship with a Nuveen fund. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the Funds were reasonable.

4. The New Advisory Agreements

As noted above, the terms of the New Advisory Agreements are substantially identical to their corresponding Original Advisory Agreements. The fee schedule, including the breakpoint schedule and complex-wide fee schedule, in each New Advisory Agreement is identical to that under the corresponding Original Advisory Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing the Transaction (i) not to increase contractual management fee rates for any Nuveen fund and (ii) not to raise expense cap levels for any Nuveen fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course. Based on the information provided, the Board Members did not believe that the overall expenses would increase as a result of the Transaction. In addition, the Board Members recognized that the Nuveen funds may gain access to the retirement platform and institutional client base of TIAA-CREF, and the investors in the retirement platforms may roll their investments into one or more Nuveen funds as they exit their retirement plans. The enhanced distribution access may result in additional sales of the Nuveen funds resulting in an increase in total assets under management in the complex and a corresponding decrease in overall management fees if additional breakpoints at the fund-level or complex-wide level are met. Based on its review, the Board determined that the management fees and expenses under each New Advisory Agreement were reasonable.

Further, other than from a potential reduction in the debt level of Nuveen Investments, Inc., the Board recognized that it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen’s profitability. Given the fee schedule was not expected to change under the New Advisory Agreements, however, the Independent Board Members concluded that each Fund Adviser’s level of profitability for its advisory activities under the respective New Advisory Agreements would continue to be reasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

1. The Original Advisory Agreements

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Nuveen funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

2. The New Advisory Agreements

As noted, the Independent Board Members recognized that the fund-level and complex-wide schedules will not change under the New Advisory Agreements. Assets in the funds advised by TIAA-CREF or its current affiliates will not be included in the complex-wide fee calculation. Nevertheless, the Nuveen funds may have access to TIAA-CREF’s retirement platform and institutional client base. The access to this distribution network may enhance the distribution of the Nuveen funds which, in turn, may lead to reductions in management and sub-advisory fees if the Nuveen funds reach additional fund-level and complex-wide breakpoint levels. Based on their review, including the considerations in the annual review of the Original Advisory Agreements, the Independent Board Members determined that the fund-level breakpoint schedules and complex-wide fee schedule continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Advisory Agreements.

E. Indirect Benefits

1. The Original Advisory Agreements

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Adviser, which include fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the fund and other clients. Each Fund’s portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund’s portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and their shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

2. The New Advisory Agreements

The Independent Board Members noted that, as the applicable policies and operations of the Fund Advisers with respect to the Nuveen funds were not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Independent Board Members further noted the benefits the Transaction would provide to TIAA-CREF and Nuveen, including a larger-scale fund complex, certain shared services (noted above) and a broader range of investment capabilities, distribution capabilities and product line. Further, the Independent Board Members noted that Nuveen Investments, Inc. (the parent of the Adviser) would benefit from an improved capital structure through a reduction in its debt level.

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F. Other Considerations for the New Advisory Agreements

In addition to the factors above, the Board Members also considered the following with respect to the Nuveen funds:

•	Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase contractual management fee rates for any fund and (ii) not to raise expense cap levels for any fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

•	The Nuveen funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements or the New Sub-Advisory Agreements (except for any costs attributed to seeking shareholder approvals of fund specific matters unrelated to the Transaction, such as election of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable funds).

•	The reputation, financial strength and resources of TIAA-CREF.

•	The long-term investment philosophy of TIAA-CREF and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.

•	The benefits to the Nuveen funds as a result of the Transaction including: (i) increased resources and support available to Nuveen as well as an improved capital structure that may reinforce and enhance the quality and level of services it provides to the funds; (ii) potential additional distribution capabilities for the funds to access new markets and customer segments through TIAA-CREF’s distribution network, including, in particular, its retirement platforms and institutional client base; and (iii) access to TIAA-CREF’s expertise and investment capabilities in additional asset classes.

G. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Original Advisory Agreement and New Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Original Advisory Agreements be renewed and the New Advisory Agreements be approved.

II. Approval of Interim Advisory Agreements

At the April Meeting, the Board Members, including the Independent Board Members, unanimously approved for each Fund an interim advisory agreement (the “Interim Investment Management Agreement”) between the respective Fund and the Adviser and an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser. If necessary to assure continuity of advisory services, each respective Interim Investment Management Agreement and Interim Sub-Advisory Agreement will take effect upon the closing of the Transaction if shareholders have not yet approved the corresponding New Investment Management Agreement or New Sub-Advisory Agreement. The terms of each Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the corresponding Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreements and Interim Sub-Advisory Agreements are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreements and Original Sub-Advisory Agreements.

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Directors

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Directors of the Funds. The number of directors of the Funds is currently set at twelve. None of the directors who are not “interested” persons of the Funds (referred to herein as “independent directors”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the directors and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the directors. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director

Independent Directors:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Director	1996	Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine entities; Board Member of Med-America Health System, Tech Town, Inc., a not-for-profit community development company, and WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	201
Robert P. Bremner 1940 333 W. Wacker Drive Chicago, IL 60606	Director	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	201
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Director	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	201
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Director	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	201

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Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Director	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	201
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Director	2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Chairman of the Board of Trustees of Marian University (since 2010 as trustee, 2011-2014 as Chairman); Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	201
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Director	1997	Board Member, Land Trust Alliance (since June 2013) and U.S. Endowment for Forestry and communities (Since November 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	201
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Director	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	201
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Director	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	201

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Directors and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Director	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Chairman and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	201

Interested Board Members:
William Adams IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Director	2013	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	125
Thomas S. Schreier, Jr.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Director	2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	125

100	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	201
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	201
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	201
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014), and Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Senior Vice President (2010-2011), Formerly Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	201
Scott S. Grace 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	201
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.	201

Nuveen Investments	101

Directors and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc.	201
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	201
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	201
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	201
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	108

(1)	Each director serves an indefinite term until his/her successor is elected.
(2)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

102	Nuveen Investments

Notes

Nuveen Investments	103

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long- term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates- Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $225 billion as of March 31, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com/mf

MAN-FTFI-0514D        2096-INV-Y07/15

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE AUDITOR BILLED TO THE FUNDS

Fiscal Year Ended May 31, 2014	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Minnesota Municipal Bond Fund	16,995	0	2,323	0
Nuveen Minnesota Intermediate Municipal Bond Fund	17,182	0	2,323	0
Nuveen Nebraska Municipal Bond Fund	16,390	0	2,323	0
Nuveen Oregon Intermediate Municipal Bond Fund	16,741	0	2,323	0

Total	$67,308	$0	$9,292	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Minnesota Municipal Bond Fund	0%	0%	0%	0%
Nuveen Minnesota Intermediate Municipal Bond Fund	0%	0%	0%	0%
Nuveen Nebraska Municipal Bond Fund	0%	0%	0%	0%
Nuveen Oregon Intermediate Municipal Bond Fund	0%	0%	0%	0%

May 31, 2013	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Minnesota Municipal Bond Fund	16,562	0	600	0
Nuveen Minnesota Intermediate Municipal Bond Fund	16,711	0	600	0
Nuveen Nebraska Municipal Bond Fund	15,856	0	600	0
Nuveen Oregon Intermediate Municipal Bond Fund	16,284	0	600	0

Total	$65,413	$0	$2,400	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Minnesota Municipal Bond Fund	0%	0%	0%	0%
Nuveen Minnesota Intermediate Municipal Bond Fund	0%	0%	0%	0%
Nuveen Nebraska Municipal Bond Fund	0%	0%	0%	0%
Nuveen Oregon Intermediate Municipal Bond Fund	0%	0%	0%	0%

Fiscal Year Ended May 31, 2014	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Provider	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended May 31, 2013	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended May 31, 2014	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Minnesota Municipal Bond Fund	2,323	0	0	2,323
Nuveen Minnesota Intermediate Municipal Bond Fund	2,323	0	0	2,323
Nuveen Nebraska Municipal Bond Fund	2,323	0	0	2,323
Nuveen Oregon Intermediate Municipal Bond Fund	2,323	0	0	2,323

Total	$9,292	$0	$0	$9,292

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended May 31, 2013	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Minnesota Municipal Bond Fund	600	0	0	600
Nuveen Minnesota Intermediate Municipal Bond Fund	600	0	0	600
Nuveen Nebraska Municipal Bond Fund	600	0	0	600
Nuveen Oregon Intermediate Municipal Bond Fund	600	0	0	600

Total	$2,400	$0	$0	$2,400

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: August 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: August 7, 2014

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: August 7, 2014